UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22935

PAX WORLD FUNDS SERIES TRUST III
(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801
(Address of principal executive offices)	(Zip code)

Pax World Management LLC
30 Penhallow Street, Suite 400, Portsmouth, NH 03801
Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	06/30/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Semi-Annual Report to Shareholders

PAX WORLD BALANCED FUND

Individual Investor Class (PAXWX)

Institutional Class (PAXIX)

Class R (PAXRX)

PAX WORLD GROWTH FUND

Individual Investor Class (PXWGX)

Class A (PXGAX)

Institutional Class (PWGIX)

Class R (PXGRX)

PAX WORLD SMALL CAP FUND

Individual Investor Class (PXSCX)

Class A (PXSAX)

Institutional Class (PXSIX)

Class R (PXSRX)

PAX WORLD HIGH YIELD BOND FUND

Individual Investor Class (PAXHX)

Class A (PXHAX)

Institutional Class (PXHIX)

Class R (PXHRX)

PAX WORLD GLOBAL
ENVIRONMENTAL MARKETS FUND

Individual Investor Class (PGRNX)

Class A (PXEAX)

Institutional Class (PGINX)

Class R (PGRGX)

PAX MSCI INTERNATIONAL ESG INDEX FUND

Individual Investor Class (PXINX)

Institutional Class (PXNIX)

Class R (PXIRX)

PAX ELLEVATE GLOBAL WOMEN’S
INDEX FUND

Individual Investor Class (PXWEX)

Institutional Class (PXWIX)

Table of Contents

Letter to Shareholders	1
Portfolio Manager Comments and Highlights
Pax World Balanced Fund	5
Pax World Growth Fund	10
Pax World Small Cap Fund	14
Pax World High Yield Bond Fund	18
Pax World Global Environmental Markets Fund	23
Pax MSCI International ESG Index Fund	29
Pax Ellevate Global Women’s Index Fund	34
Sustainability Update	41
Shareholder Expense Examples	43
Schedule of Investments	46
Statements of Assets and Liabilities	80
Statements of Operations	84
Statements of Changes in Net Assets	86
Statements of Changes—Shares of Beneficial Interest	90
Financial Highlights	92
Notes to Financial Statements	106
Account Options and Services	132

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 55370
Boston, MA 02205-5370

Investment Advisers

Pax World Management LLC
Pax Ellevate Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and Dividend Disbursing Agent Boston Financial Data Services P.O. Box 55370 Boston, MA 02205-5370 Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111

Letter to Shareholders
by Joseph Keefe, President & CEO

Dear fellow shareholders,

The first six months of 2015 have been a tale of two markets. In the first quarter, global markets as measured by the MSCI All Country World Index (ACWI) were up 2.31% whereas in the second quarter they were up only 0.35%. Developed markets ex-U.S. and Canada, as measured by the MSCI Europe Australasia Far East Index (EAFE) were up 4.88% in the first quarter and only 0.62% in the second quarter. The S&P 500, which represents the performance of large U.S. companies, was up 0.95% in the first quarter but only 0.28% in the second quarter and was thus up only 1.23% for the first half of the year.

We have all seen the headlines: The debt crisis in Greece, a tumbling Chinese stock market, low energy prices and a strong U.S. Dollar, worries over stock and other asset valuations presaging another market bubble, concerns over whether and when the U.S. Federal Reserve (Fed) will raise interest rates, and whether it can adroitly manage the transition from accommodative to more restrictive monetary policy – to name just a few.

Markets have nevertheless continued to advance, if tepidly, and shareholders in Pax World Funds have generally benefited from continued rising markets.

The anticipated Fed policy change comes amidst evidence of a strengthening labor market and continued recovery in the underlying economy, although at mid-year one could make the case that relevant economic indicators were mixed. It’s probably fair to say that the outlook is somewhat murky for the remainder of 2015, and that is the economic environment our fund managers will be investing in.

As I have said before, confronting mixed signals and uncertainty is a constant in the investment business. We therefore try to steer clear of grandiose predictions or prognosticating at Pax World. Instead, our portfolio managers stay focused on fundamentals and are ever attentive to risk. At mid-year, I think it’s fair to say that they remained less than exuberant but still cautiously optimistic about the second half of 2015.

As always, one of the best ways to protect against downside risk is through portfolio diversification. In this regard, Pax World offers investors an array of funds that include active management and passive management, large cap and small cap, domestic, global and international, a Balanced Fund that combines equity and fixed income allocations, plus a High Yield Bond Fund. We also offer thematic funds that provide our investors with access to leading innovators in environmental solutions and technologies as well as the highest-rated companies in the world in advancing women’s leadership. Finally, we offer two fossil fuel-free funds for investors who wish to divest fossil fuel companies from their portfolios in order to have a greater impact on mitigating climate change.

I would encourage you to read the pages that follow to learn about the performance of our funds during the first half of 2015 as well as the initiatives we have pursued to better integrate environmental, social and governance (ESG) factors into our investments and to have a greater impact on the companies we own in order to improve their ESG performance.

At Pax World, our goal is to deliver competitive returns to our shareholders while also having a positive impact on communities, society and the natural environment. We assess our own performance and progress by how well we do at delivering on that double bottom line of financial returns plus social and environmental returns. We remain committed to serving sustainable investors and to offering a family of funds that is responsive to the growing interest among investors in companies that are making a positive difference in confronting global sustainability challenges while also seeking to deliver market returns to investors.

Please don’t hesitate to contact me, or any member of our staff, should you have any questions or need additional information. In the meantime, I hope you are enjoying your summer and thank you again for your investments in Pax World Funds.

Sincerely,

Joseph F. Keefe

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Performance for the MSCI ACWI Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

The S&P 500 Index is an unmanaged index of large capitalization common stocks. One cannot invest directly in an index.

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC, Pax Ellevate Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

The Fund’s distributor, ALPS Distributors, Inc., is not affiliated with Pax World Management LLC, or Pax Ellevate Management LLC.

June 30, 2015
Pax World Balanced Fund

Portfolio Manager Christopher Brown

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager Nathan Moser, CFA

Portfolio Managers’ Comments

How did the Pax World Balanced Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2015, the Individual Investor Class, Institutional Class, and Class R shares of the Fund had total returns of 0.33%, 0.44%, and 0.22%, respectively, compared to 0.79% for the 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index (BARCAP) (the Blended Index) and 1.36% for the Lipper Balanced Funds Index.

What factors contributed to the Fund’s performance?

The Fund was overweight equities (64.32% avg. weight) and underweight bonds (34.83% avg. weight) versus the benchmark (60% S&P 500/40% BARCAP) which was a positive contributor to the Fund’s performance. Generally, stocks outperformed bonds during the period. An underweight and stock selection in the utility sector helped relative performance while stock selection and an overweight allocation to financials hurt relative performance. The Fund’s bond component slightly outperformed the BARCAP during the period.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

During the period, we increased the Fund’s equity allocation while reducing its bond exposure in the belief equities will outperform bonds. The Fund continued to increase duration in the bond portfolio vs. BARCAP to better align with the benchmark (BARCAP). We continued to add more to foreign markets during the period mainly through purchases of the Pax MSCI International ESG Index Fund. Despite the recent debt impasse between Greece and the European Union, we believe valuations continue to look attractive in the European markets.

June 30, 2015
Pax World Balanced Fund, continued

What portfolio holdings contributed positively to performance?

UnitedHealth Group, Inc., a health maintenance company that provides healthcare plans for businesses and their employees, released a strong quarterly earnings for the past two quarters, as well as raising their future guidance for earnings. As a result of this news, the stock appreciated during the period.

Hologic, Inc., a manufacturer and marketer of x-ray systems that measures bone density, beat earnings estimates for the past two quarters and raised future guidance for earnings. This positive news helped the stock post a strong return for the period.

Amdocs, Ltd., a provider of customer care and billing systems to telecom service providers, released better than expected 1st quarter earnings that beat Wall Street’s expectations. The stock appreciated substantially during the period.

What portfolio holdings detracted from performance?

American Express Co., (AXP) a credit card and travel company, declined significantly during the period. Although they beat earnings estimates for the last two quarters, revenues missed expectations in the latest quarter. Investors felt the company will be challenged going forward by a slowdown in billings as well as a strong dollar. In addition, AXP lost a lucrative partnership deal with COSTCO which further pressured the shares. The equity is no longer held in the Fund.

EMC Corp., a provider of storage systems and software, declined significantly during the period. Fourth quarter results were generally good. However, management lowered future earnings and revenue guidance and indicated the VMware spin-off, a positive catalyst for the stock, was less likely in the near-term. The company continues to struggle with weak storage product sales, especially in China and Russia. A strong dollar has also negatively impacted their most recent earnings.

National Oilwell Varco, Inc., an energy services company, declined significantly during the period. The main cause of the decline was attributed to lower energy prices and its potential negative impact on the company’s future earnings. The equity is no longer held in the Fund.

June 30, 2015
Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2015

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXWX	0.33%	3.19%	10.18%	10.54%	5.11%
Institutional Class[1,2]	PAXIX	0.44%	3.45%	10.46%	10.81%	5.32%
Class R1,3	PAXRX	0.22%	2.95%	9.92%	10.26%	4.91%
S&P 500 Index[4,8]		1.23%	7.42%	17.31%	17.34%	7.89%
Blended Index[5,6,8]		0.79%	5.28%	10.98%	11.76%	6.79%
Lipper Balanced Funds Index[7,8]		1.36%	3.11%	10.22%	10.39%	6.10%

Total returns for periods of less than one year have not been annualized.

[1]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]

Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[3]

Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

[4]	The S&P 500 Index is an index of large capitalization common stocks.

[5]	The Blended Index is composed of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index.

[6]

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

[7]

The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[8]

Unlike the Balanced Fund, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

June 30, 2015
Pax World Balanced Fund, continued
Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
U.S. Stocks	58.9%
U.S. Bonds	31.5%
Affiliated Investment Companies	6.7%
Foreign Stocks	1.9%
Foreign Bonds	0.6%
Cash & Cash Equivalents	0.4%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Pax MSCI International ESG Index Fund	6.7%
Apple, Inc.	3.1%
Becton Dickinson & Co.	2.5%
UnitedHealth Group, Inc.	2.5%
BlackRock, Inc.	2.0%
American Tower Corp., REIT	1.8%
Morgan Stanley	1.5%
Merck & Co., Inc.	1.5%
Walt Disney Co., The	1.3%
Bank of New York Mellon Corp., The	1.3%
Total	24.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

June 30, 2015

Sector Diversification

Sector	Percent of Net Assets
Fixed Income	32.1%
Corporate Bonds 10.6%, Agency/Gov’t Related Bonds 4.3%, Treasury Bonds 7.1%, Mortgage Backed Bonds 7.5%, Municipal Bonds 2.1%, Gov’t Bonds 0.3% and Community Investing Bonds 0.2%.
Information Technology	12.4%
Health Care	11.8%
Financials	11.5%
Consumer Discretionary	8.9%
Affiliated Investment Companies	6.7%
Industrials	4.6%
Energy	4.2%
Consumer Staples	3.9%
Materials	1.7%
Utilities	0.8%
Telecommunication Services	0.7%
Other	0.7%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

June 30, 2015
Pax World Growth Fund

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager’s Comments

How did the Pax World Growth Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2015, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 2.69%, 2.73%, 2.86%, and 2.62%, respectively, compared to 3.96% for the Russell 1000 Growth Index (the Index) and 5.46% for the Lipper Multi-Cap Growth Funds Index.

What factors contributed to the Fund’s performance?

Health care and industrial sectors have been positive contributors to the Fund’s performance. There have been a number of acquisitions or banking-related events in those sectors that boosted the performance of companies like Mylan Corp., Pall Corp., and Stanley Black & Decker, Inc.

Our stock selection within consumer staples and consumer discretionary sectors hurt performance. In particular Procter & Gamble Co., V.F. Corp. and Scripps Network Interactive, Inc., Class A have underperformed.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund continues to maintain a conservative positioning of the portfolio. We have been actively trying to reduce some of our risk characteristics. One area in particular is predicted beta. The Fund has trimmed a number of higher valued, higher beta1 securities like Priceline Group, Inc. and Whirlpool Corp.

In addition we continue to look to add or add to holdings that will benefit from the modestly improving U.S. economy. PNC Financial Services Group, Inc. and Lowe’s Companies, Inc. are two examples of companies that we added that get a majority of their revenue from the U.S.

[1]	Beta reflects the sensitivity of a Fund’s return to fluctuations in its benchmark; a beta for a benchmark is 1.00: a beta greater than 1.00 indicates above average volatility and risk.

June 30, 2015

What portfolio holdings contributed positively to performance?

Hologic, Inc., Mylan NV and SalesForce.com, Inc. have been positive contributors to the Fund’s performance. Hologic has benefited from strong financial results driven in part from the roll-out of new digital mammography systems. Mylan and Salesforce have benefited from potential mergers and acquisitions. Both companies have been cited as having takeover offers.

What portfolio holdings detracted from performance?

Procter & Gamble Co., EMC Corp., and V.F. Corp. have been laggards for the Fund. P&G and V.F. Corp. have been hit hard on the currency front. A large percentage of revenues for both companies come from overseas and were negatively impacted by a strong dollar. EMC is struggling to enlarge its new, faster-growing businesses to offset its slowing core business. We continue to like both P&G and V.F. Corp. as we believe their core businesses are strong and many of the negative issues are transitory. We are not as confident about EMC, which is currently under review.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2015

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWGX		2.69%	9.26%	17.04%	16.11%	7.03%
Class A1,2,4	PXGAX	NAV[3]	2.73%	9.27%	17.06%	16.12%	7.03%
		POP	-2.92%	3.26%	14.87%	14.82%	6.43%
Institutional Class[1,5]	PWGIX		2.86%	9.55%	17.35%	16.42%	7.23%
Class R1,6	PXGRX		2.62%	9.03%	16.79%	15.83%	6.84%
Russell 1000 Growth Index[7,9]			3.96%	10.56%	17.99%	18.59%	9.10%
Lipper Multi-Cap Growth Funds Index[8,9]			5.46%	11.41%	19.24%	17.89%	8.92%

Total returns for periods of less than one year have not been annualized.

[1]

The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

June 30, 2015
Pax World Growth Fund, continued
Portfolio Highlights (Unaudited), continued

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

[5]

Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[6]

Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Class A shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

[7]

The Russell 1000 Growth Index (“Benchmark”) measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies, as measured by market capitalization.

[8]

The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[9]

Unlike the Growth Fund, the Russell 1000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
U.S. Stocks	95.0%
Cash & Cash Equivalents	3.7%
Foreign Stocks	1.3%
Total	100.0%

June 30, 2015

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	5.9%
PepsiCo, Inc.	2.7%
Abbott Laboratories	2.5%
PNC Financial Services Group, Inc.	2.4%
3M Co.	2.2%
Google, Inc., Class A	2.2%
Time Warner, Inc.	2.1%
Laboratory Corp of America Holdings	2.1%
Thermo Fisher Scientific, Inc.	1.9%
Newell Rubbermaid, Inc.	1.8%
Total	25.8%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	27.7%
Consumer Discretionary	17.5%
Health Care	16.7%
Industrials	12.9%
Financials	9.4%
Consumer Staples	7.2%
Materials	2.5%
Telecommunication Services	1.5%
Utilities	1.1%
Other	3.5%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

June 30, 2015
Pax World Small Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax World Small Cap Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2015, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 3.98%, 3.91%, 4.12% and 3.79%, respectively, compared to 4.75% for the Russell 2000 Index (the Index) and 3.63% for the Lipper Small-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

The Fund benefited from strong stock selection within the consumer discretionary, financials and energy sectors. This was offset by poor stock selection within technology, health care and materials. Our lack of exposure to biotech was a significant negative during the period.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

We haven’t made significant changes to the Fund’s positioning. We remain defensively positioned with overweight positions in financials and utilities, offset by underweights to energy, materials and industrials. At the margin, we have tilted the Fund more towards value by reducing some of our health care exposure.

What portfolio holdings contributed positively to performance?

Hologic, Inc., a medical device company focused on women’s healthcare, was our strongest performer during the period. The company has benefited from strong financial results driven in part from the roll-out of new digital mammography systems. Columbia Sportswear Co., an outdoor clothing company, increased significantly due to the combination of low investor expectations and much better than expected results.

June 30, 2015

What portfolio holdings detracted from performance?

Sonus Networks, Inc., a communication equipment company, declined sharply during the period. The company pre-announced significantly weaker than expected financial results as industry fundamentals deteriorated. TiVo, Inc., a consumer electronics company, declined during the period despite stronger than expected results. In our view, investors remain focused on the decline in royalty revenues in 2018 and what impact that may have on profitability.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2015

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PXSCX		3.98%	4.90%	20.31%	17.32%	10.88%
Class A1,2,4	PXSAX	NAV[3]	3.91%	4.83%	20.29%	17.32%	10.87%
		POP	-1.82%	-0.96%	18.04%	16.00%	10.01%
Institutional Class[1]	PXSIX		4.12%	5.15%	20.61%	17.62%	11.17%
Class R1	PXSRX		3.79%	4.54%	19.97%	17.03%	10.59%
Russell 2000 Index[5,7]			4.75%	6.49%	17.81%	17.08%	10.04%
Lipper Small-Cap Core Funds Index[6,7]			3.63%	3.89%	17.02%	16.02%	9.69%

Total returns for periods of less than one year have not been annualized.

[1]

The Fund’s inception date is March 27, 2008. The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

June 30, 2015
Pax World Small Cap Fund, continued
Portfolio Highlights (Unaudited), continued

[5]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

[6]

The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small- Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[7]

Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
U.S. Stocks	93.2%
Cash & Cash Equivalents	6.0%
Foreign Stocks	0.8%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Investors Bancorp, Inc.	3.4%
Capitol Federal Financial, Inc.	3.4%
Brookdale Senior Living, Inc.	3.2%
Ingram Micro, Inc., Class A	2.8%
Knoll, Inc.	2.8%
Laclede Group, Inc., The	2.8%
Cabela's, Inc.	2.7%
Natus Medical, Inc.	2.6%
White Mountains Insurance Group, Ltd.	2.6%
Independent Bank Corp.	2.6%
Total	28.9%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

June 30, 2015

Sector Diversification

Sector	Percent of Net Assets
Financials	25.7%
Information Technology	21.8%
Health Care	13.7%
Industrials	13.4%
Consumer Discretionary	12.5%
Utilities	4.3%
Materials	2.1%
Energy	1.2%
Consumer Staples	0.8%
Other	4.5%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

June 30, 2015
Pax World High Yield Bond Fund

Portfolio Manager Mary Austin, CFA

Assistant Portfolio Manager Kent Siefers

Portfolio Managers’ Comments

How did the Pax World High Yield Bond Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2015, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 1.26%, 1.25%, 1.37% and 1.13%, respectively, compared to 2.69% for the BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index (the Index) and 2.57% for the Lipper High Yield Bond Funds Index.

What factors contributed to the Fund’s performance?

Fund performance was helped by the selection of BB rated bonds and the selection and allocation of B rated bonds. Allocation and selection of CCC’s detracted from performance during the six month period.

Overall, much of our underperformance can be attributed to Syniverse Corp. and ION Geophysical Corp. – both companies were downgraded to a CCC bond rating during the first half of 2015.

The largest positive contributors to performance were our selections in media, basic industries and financial services. The largest detractors during the period were our allocation and selection in energy, and selections in technology and transportation.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Some positions in media, retail and technology were reduced because of valuation. We increased our positions in basic industry and telecommunications, sectors that outperformed due to our bond selection.

June 30, 2015

Liquidity in the high yield market, which has been constrained, appears to have been reduced further due to the events in Greece, China and uncertainty concerning oil prices. In response, we have reduced our holdings in small, niche players that were affected by decreased liquidity and increased our positions in larger, more easily traded securities.

What portfolio holdings contributed positively to performance?

T-Mobile USX, Inc. is a U.S. national wireless telecommunication provider. Their stock outperformed in the first half of the year due to strong first quarter financial results and rumors of a potential acquisition by a larger telecommunication company.

Rosetta Resources, Inc., an energy exploration and production company, was purchased by Noble Energy, an investment grade worldwide energy company in May. As a result, the bonds outperformed relative to the index.

Columbus International, Inc., a cable television and broadband undersea and terrestrial cable provider, outperformed in the first half of 2015 after it was acquired by Cable and Wireless, a higher credit quality company.

What portfolio holdings detracted from performance?

Jack Cooper Holdings Corp. is a trucking company that transports autos. The company underperformed mostly because of quality control issues at GM, one of its largest customers, which caused inefficiencies in deliveries and reduced profitability.

Syncreon Global BV, a specialized provider of integrated logistics services to global industries, reported weaker than expected first quarter results due to foreign currency headwinds. The company also faced increased expenses due to a new customer launch in Europe.

ION Geophysical Corp. is a seismic company operating in the oil and gas services sector. The company reported weaker than expected first quarter results which increased liquidity concerns. Since the end of the second quarter, ION announced that a lawsuit judgement against it was cut by almost 80%, positively enhancing its credit profile dramatically.

June 30, 2015
Pax World High Yield Bond Fund, continued
Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2015

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXHX		1.26%	-4.69%	4.63%	6.01%	5.98%
Class A1,2,4	PXHAX	NAV[3]	1.25%	-4.56%	4.67%	6.04%	5.99%
		POP	-3.28%	-8.82%	3.06%	5.05%	5.50%
Institutional Class[1,5]	PXHIX		1.37%	-4.35%	4.89%	6.31%	6.22%
Class R1,6	PXHRX		1.13%	-4.79%	4.38%	5.81%	5.77%
BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index[7,9]			2.69%	0.68%	6.73%	8.32%	7.21%
Lipper High Yield Bond Funds Index[8,9]			2.57%	-0.39%	6.82%	8.21%	6.56%

Total returns for periods of less than one year have not been annualized.

[1]

The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class Shares of 4.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

[5]

Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

[6]

Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

[7]

The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B (Constrained 2%) Index tracks the performance of BB- and B rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.

[8]

The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed

June 30, 2015

income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[9]

Unlike the High Yield Bond Fund, the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
U.S. Bonds	65.2%
Foreign Bonds	22.6%
Loans	6.8%
U.S. Stocks	4.0%
Cash & Cash Equivalents	1.4%
Total	100.0%

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Media	15.6%
Energy	11.2%
Telecommunications	10.7%
Basic Industry	10.2%
Retail	8.6%
Technology & Electronics	6.4%
Health Care	5.5%
Financial Services	5.3%
Capital Goods	5.0%
Service	5.0%
Transportation	4.6%
Automotive	2.8%
Real Estate	2.6%
Banking	2.1%
Consumer Goods	0.8%
Leisure	0.1%
Utility	0.1%
Other	3.4%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

June 30, 2015
Pax World High Yield Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Ingles Markets, Inc., 5.750%, 06/15/23	2.0%
Kennedy-Wilson, Inc., 5.875%, 04/01/24	2.0%
Charlotte Russe, Inc., Term B, 6.750%, 05/21/19	1.8%
Expo Event Transco, Inc., 144A, 9.000%, 06/15/21	1.8%
Columbus International, Inc., 144A, 7.375%, 03/30/21	1.8%
B Communications, Ltd., 144A, 7.375%, 02/15/21	1.6%
Air Canada, 144A, 7.750%, 04/15/21	1.6%
Navios Maritime Acquisition Corp./Finance US, Inc., 144A, 8.125%, 11/15/21	1.6%
United States Treasury Note, 2.000%, 02/15/25	1.5%
VTR Finance BV, 144A, 6.875%, 01/15/24	1.5%
Total	17.2%

Holdings are subject to change. Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Credit Quality

Bond Rating	Percent of Bonds
A-	0.4%
AA+	1.5%
B	17.6%
B-	13.6%
B+	16.9%
BB	15.0%
BB-	20.9%
BB+	3.1%
BBB-	0.2%
CCC	0.2%
CCC+	4.8%
Not Rated	5.8%
Total	100.0%

[1]

Credit quality ratings by Standard & Poor’s assist investors by evaluating the credit worthiness of many bond issues. A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default. NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

June 30, 2015
Pax World Global Environmental Markets Fund

Portfolio Manager Hubert Aarts

Portfolio Manager Simon Gottelier

Portfolio Manager Bruce Jenkyn-Jones Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax World Global Environmental Markets Fund perform for the period?

For the six-month period ended June 30, 2015, the Individual Investor Class, Class A, Institutional Class and Class R shares of the Fund had total returns of 5.66%, 5.68%, 5.83% and 5.59%, respectively, versus 2.63% for the MSCI World Index and 4.43% for the FTSE Environmental Opportunities Index Series (“FTSE EOAS”).

What factors contributed to the Fund’s performance?

The climate change debate persists and we have seen further evidence of the impact of changing and more extreme weather patterns. The California drought, now in its fourth year, is bankrupting farmers and causing severe disruption to the local economy. At the same time, interesting technology developments in desalination and water re-use technologies are now becoming viable and investment opportunities are emerging.

Global policy responses are also strengthening. Later this year China will publish its 13th 5-Year Plan. Indications are that this will include an even stronger investment in environmental protection as the Chinese government takes a long term view on pollution control, recognizing the important role this plays in the country’s economic development. The Fund’s overweight positioning to China/Hong Kong proved advantageous.

Renewable energy markets recovered in the first half of the year and the myth around these markets being linked to oil prices now appears to have been correctly dispelled: Oil is a transportation fuel, not an electricity generation fuel.

June 30, 2015
Pax World Global Environmental Markets Fund, continued

The markets and investment case for holding energy efficiency stocks endures and the sub-sector delivered superior returns. Buildings Energy Efficiency holdings delivered strong returns, benefiting from the cyclical recovery in construction activity, compounded by the “multiplier” effect of new energy efficiency regulations in many countries.

Water utilities were weaker, driven by investor selling as utilities are often seen as bond proxies amid expectations of rising interest rates. This rotation is presenting opportunities as these companies’ business models should not be adversely affected by rising interest rates.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund increased exposure to sustainable food, agriculture and forestry markets with the purchase of Marine Harvest (Norway), the global leader in sustainably farmed salmon. There were no other significant changes to positioning during the period. Sub-sectors with exposure to Pollution Control and Capital Expenditure continue as favorites, retaining the Fund’s large weightings to the Energy Efficiency and Water Infrastructure sub-sectors.

What portfolio holdings contributed positively to performance relative to the FTSE EOAS?

The market rally in Japan drove performance of companies with strong export businesses including Murata Manufacturing Co., Ltd (Consumer Energy Efficiency, Japan). The company additionally benefited from positive news flow on its capacitor product demand, which in turn triggered earnings upgrades on the stock. Positive company announcements also resulted in strong performance for Kingspan Group PLC (Buildings Energy Efficiency, Ireland), with a strong trading update and a successful M&A transaction in the U.S.

Renewable energy companies delivered strong returns. Huaneng Renewables Corp. (Renewable Energy Developers and IPPs, Hong Kong) performed well, driven by favorable wind conditions and strong pipeline build-out.

June 30, 2015

What portfolio holdings detracted from performance relative to the FTSE EOAS?

While the decline in oil prices experienced in the latter part of 2014 had a limited overall impact on the Fund, stocks with exposure to the oil and gas industry were impacted by weaker order books resulting from lower oil prices. This impacted some water infrastructure companies including Watts Water Technologies (U.S.).

Consumer energy efficiency company Epistar Corp. (Taiwan) suffered from weakness in light emitting diodes (“LED”) markets, where increased pricing pressure and delayed seasonal pick-up in TV backlighting resulted in underperformance. Pennon Group PLC (Water Utilities, UK) experienced sector rotation as investor preference moved away from more fully valued defensive stocks.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2015

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PGRNX		5.66%	-0.36%	15.39%	12.44%	4.95%
Class A1,2,4	PXEAX	NAV[3]	5.68%	-0.33%	15.41%	12.45%	4.96%
		POP	-0.12%	-5.83%	13.27%	11.20%	4.15%
Institutional Class[1]	PGINX		5.83%	-0.11%	15.72%	12.73%	5.22%
Class R1	PGRGX		5.59%	-0.60%	15.13%	12.16%	4.68%
MSCI World (Net) Index[5,7]			2.63%	1.43%	14.27%	13.10%	4.82%
FTSE Environmental Opportunities Index Series[6,7]			4.43%	-0.29%	16.19%	12.32%	N/A

Total returns for periods of less than one year have not been annualized.

[1]

The Fund’s inception date is March 27, 2008. The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

June 30, 2015
Pax World Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

[5]

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[6]

The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax World Global Environmental Markets Fund.

[7]

Unlike the Global Environmental Markets Fund, the MSCI World Index and the FTSE Environmental Opportunities Index Series are not investments, are not professionally managed, have no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
Foreign Stocks	60.8%
U.S. Stocks	37.0%
Cash & Cash Equivalents	2.2%
Total	100.0%

June 30, 2015

Top Ten Holdings

Company	Percent of Net Assets
Pentair PLC	2.9%
Xylem, Inc.	2.9%
BorgWarner, Inc.	2.8%
Delphi Automotive PLC	2.8%
Murata Manufacturing Co., Ltd.	2.8%
American Water Works Co., Inc.	2.8%
Stericycle, Inc.	2.8%
Enel Green Power SpA	2.7%
Agilent Technologies, Inc.	2.6%
GEA Group AG	2.6%
Total	27.7%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Geographical Diversification

Country	Percent of Net Assets
United States	36.8%
United Kingdom	11.5%
Japan	10.8%
Ireland	7.6%
China	6.1%
Germany	5.8%
France	4.9%
Italy	2.7%
Taiwan	2.1%
Finland	2.0%
Norway	1.9%
Hong Kong	1.7%
Spain	1.6%
Belgium	1.0%
Brazil	0.9%
Other	2.6%
Total	100.0%

June 30, 2015
Pax World Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
	Renewable & Alternative Energy		6.9%
	Solar Energy Generation Equipment	1.8%
	Renewable Energy Developers & Independent Power Producers (IPPs)	5.1%
	Energy Efficiency		35.3%
	Power Network Efficiency	3.3%
	Industrial Energy Efficiency	11.1%
	Buildings Energy Efficiency	10.4%
	Transport Energy Efficiency	5.7%
	Consumer Energy Efficiency	4.0%
	Diversified Energy Efficiency	0.8%
	Water Infrastructure & Technologies		25.7%
	Water Infrastructure	13.7%
	Water Treatment Equipment	3.4%
	Water Utilities	8.6%
	Pollution Control		12.5%
	Pollution Control Solutions	3.7%
	Environmental Testing & Gas Sensing	8.8%
	Waste Management & Technologies		8.5%
	Hazardous Waste Management	5.2%
	General Waste Management	3.3%
	Food, Agriculture & Forestry		4.2%
	Logistics, Food Safety and Packaging	1.5%
	Sustainable and Efficient Agriculture	2.7%
	Diversified Environmental		4.3%
	Diversified Environmental	4.3%
	Other		2.6%
			100.0%

May include companies representing multiple industries within a single “Sector”.

June 30, 2015
Pax MSCI International ESG Index Fund

Portfolio Manager Christopher Brown

Portfolio Manager Scott LaBreche

Portfolio Manager Greg Hasevlat

Portfolio Managers’ Comments

How did the Pax MSCI International ESG Index Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2015, the Institutional Class, Individual Investor Class and Class R of the Fund had total returns of 6.85%, 6.75% and 6.67%, respectively, compared to 6.85% for the MSCI EAFE ESG Index (the Index) and 5.52% for the MSCI EAFE Index (EAFE Index).

The Fund is designed to track the performance of the Index with the objective of outperforming the EAFE Index over the long run. The Fund and the Index are constructed to have a better environmental, social and governance (ESG) profile than the EAFE Index. Based on evaluations of ESG characteristics conducted by MSCI ESG Research as of June 30, 2015, the ESG profile of the Fund’s holdings averaged an overall rating of AA on MSCI ESG Research’s seven-point scale compared to an overall rating of A for the EAFE Index.1

Most of the gains over the first six-months of the year came in Q1, when international developed markets (as measured by the EAFE Index) rose by 6% in February, before relinquishing some of those gains in March. Q2 started strong, with the EAFE Index rising more than 4% in April. However, later in the quarter, international developed markets came under pressure in the face of renewed investor concern about the viability of Greece’s membership in the European Union and the consequences for other EU nations if Greece were to leave the union. This uncertainty caused ripples across international developed markets and they lost 2.83% in June. Nevertheless, the end result was solid, with international developed markets returning 5.52% over the first half of 2015 with developed Asia/Pacific outperforming Europe, largely on the back of a 14% return in Japan.

International developed markets, as represented by the EAFE Index, outpaced domestic markets over the first half of the year (1.23% return for the six-month period for the S&P 500 Index). Large daily currency fluctuations were impactful

June 30, 2015
Pax MSCI International ESG Index Fund, continued

over the first half of the year. In Q1, the U.S. dollar rose by 13% against the euro and by 5% vs. the pound, before weakening in Q2, when the U.S. dollar lost 4% against the euro and lost 6% vs. the pound.

What portfolio holdings contributed positively to performance?

The Fund’s ESG emphasis relative to the EAFE Index was beneficial for the six-month period. By delineating stocks into three tiers based on MSCI IVA ratings (Top Tier: AAA /AA/A - highest rated companies, Middle Tier: BBB/BB - average rated companies, Bottom Tier: B/CCC - lowest rated companies) we were able to analyze the ESG contribution to relative performance. For the six-month period, the highest rated companies within the top tier contributed the most to relative performance, followed by the average tier, while the lowest tier detracted from relative performance.

On a regional basis, the Fund’s holdings within Europe and the Pacific regions contributed positively to relative performance vs. the EAFE Index. On a sector basis, 9 out of the 10 sectors contributed positively to relative performance, with health care, energy and materials contributing the most versus the EAFE Index. The financial sector was the only relative detractor.

The top contributors to the Fund’s performance relative to the EAFE Index were Novo Nordisk A/S, Class B, Hong Kong Exchanges & Clearing, Ltd., and ING Groep NV. Novo Nordisk A/S, Class B, a Danish based pharmaceutical company, increased based on improved sales growth and earnings. Hong Kong Exchanges & Clearing, a Hong Kong based stock exchange, increased in value based on improved earnings results and positive investor sentiment due to rising trading volumes and competitive positioning. ING Groep NV, a Netherlands based bank, increased in value based on improved earnings.

What portfolio holdings detracted from performance?

The top detractors from the Fund’s performance relative to the EAFE Index were HSBC Bank PLC, Commonwealth Bank of Australia and Westpac Banking Corp. HSBC Bank, a UK based bank, declined in value based on negative investor sentiment due to new regulations and challenging conditions in its operating regions. Commonwealth Bank of Australia and Westpac Banking Corp., both Australian domiciled banks, decreased in value based on lower earnings guidance due to extended margin pressures.

June 30, 2015

[1]

MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2015

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 years	Since Inception
Institutional Class[1]	PXNIX	6.85%	-3.09%	12.34%	5.53%
Individual Investor Class[1,2]	PXINX	6.75%	-3.36%	12.03%	5.26%
Class R1,2	PXIRX	6.67%	-3.57%	11.76%	5.03%
MSCI EAFE ESG (Net) Index[3,6]		6.85%	-2.11%	12.78%	5.89%
MSCI EAFE (Net) Index[4,6]		5.52%	-4.22%	11.97%	4.73%
Lipper International Large-Cap Core Funds Index[5,6]		5.87%	-3.67%	11.68%	4.43%

Total returns for periods of less than one year have not been annualized.

[1]

The Fund’s inception date is January 27, 2011. On March 31, 2014 Pax World International Fund and Pax MSCI EAFE ESG Index ETF merged into the Pax MSCI International ESG Index Fund (the Fund), a passively managed index fund which seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index. Based on the similarity of the Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the Predecessor Fund) is treated as the survivor of the mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to March 31, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]

Inception of the Individual Investor Class and Class R is March 31, 2014. The performance information shown for the Individual Investor Class and Class R shares for periods prior to March 31, 2014 includes the performance of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Individual Investor Class and Class R shares.

[3]

The MSCI EAFE ESG Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted

June 30, 2015
Pax MSCI International ESG Index Fund, continued
Portfolio Highlights (Unaudited), continued

market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest). Performance for the MSCI EAFE Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[4]

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE ESG Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

[5]

The Lipper International Large-Cap Core Funds Index tracks the results of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ration, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. The Lipper International Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator.

[6]

Unlike the International ESG Index Fund, the MSCI EAFE ESG Index, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index are not investments and are not professionally managed, have (with the exception of the MSCI EAFE ESG Index) no policy of sustainable investing and (with the exception of the Lipper International Large-Cap Core Fund’s Index) and do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
Foreign Stocks	99.4%
Exchange Traded Funds: Commodity	0.5%
Cash & Cash Equivalents	0.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Novartis AG	3.5%
Roche Holding AG	3.0%
HSBC Holdings PLC	2.5%
Novo Nordisk A/S, Class B	1.6%
Commonwealth Bank of Australia	1.6%
GlaxoSmithKline PLC	1.4%
Vodafone Group PLC	1.4%
Westpac Banking Corp.	1.2%
BASF SE	1.2%
Australia & New Zealand Banking Group, Ltd	1.1%
Total	18.5%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

June 30, 2015

Sector Diversification

Sector	Percent of Net Assets
Financials	27.2%
Consumer Discretionary	13.3%
Health Care	12.6%
Industrials	12.3%
Consumer Staples	9.2%
Materials	8.0%
Telecommunication Services	5.1%
Information Technology	4.7%
Utilities	3.8%
Energy	2.7%
Exchange Traded Funds	0.5%
Other	0.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

Geographical Diversification

Country	Percent of Net Assets
Japan	22.9%
United Kingdom	20.1%
Switzerland	9.3%
Australia	8.3%
France	8.3%
Germany	7.5%
Netherlands	4.7%
Sweden	4.2%
Spain	3.5%
Denmark	2.3%
Hong Kong	1.7%
Italy	1.6%
Singapore	1.5%
Norway	0.9%
Belgium	0.5%
Ireland	0.5%
Finland	0.4%
Luxembourg	0.3%
Portugal	0.2%
Austria	0.1%
New Zealand	0.1%
Israel	0.0%*
Other	1.1%
Total	100.0%

*	Rounds to less than 0.05%.

June 30, 2015
Pax Ellevate Global Women’s Index Fund

Portfolio Manager Julie Fox Gorte, Ph.D.

Portfolio Manager Scott LaBreche

Portfolio Manager Heather Smith

Portfolio Managers’ Comments

How did the Pax Ellevate Global Women’s Index Fund (the Fund) perform for the period?

For the six-month period ended June 30, 2015, the Individual Investor Class and Institutional Class had total returns of 0.65% and 0.76%, respectively, compared to 1.21% for the Pax Global Women’s Leadership Index (the Women’s Index), and 2.63% for the MSCI World Index (the World Index).

What is the investment objective of the Fund?

The Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Women’s Index, an index of companies around the world that are leaders in advancing women through gender diversity on their boards of directors and in management, and through other policies and programs. Among the companies in the Fund, 32% of board seats and 25% of executive management positions are held by women, as compared to global averages of 12% and 11% respectively. Companies in the Women’s Index also meet threshold environmental, social and governance (ESG) standards, as rated by MSCI ESG Research.

How are the Fund’s investments positioned?

The Fund employs an enhanced index-based investment approach intended to closely correspond to or exceed the performance of the Women’s Index, while maintaining risk characteristics that Pax Ellevate Management (PEM) believes are generally similar to those of the Women’s Index. Under normal circumstances, the Fund invests more than 80% of its total assets in the component securities of the Women’s Index and other financial instruments.

June 30, 2015

What factors contributed to the Fund’s performance?

Most of the gains in global developed markets (as measured by the World Index) over the first six months of the year came in Q1, with an increase of 2.31%. The six month return was 2.63% with developed Asia/Pacific and Europe leading. There were ups and downs during the first half-year, which was characterized by higher-than-normal volatility. The Fund gained some ground relative to the World Index in June, when global markets declined by 2.33%, due to investor concern over the possibility of a Greek default.

On a regional basis, Europe and Emerging Markets contributed positively to the Fund’s relative performance over the first six months of year, while the Fund’s lower weight in the Pacific region detracted. The Fund has no allocation to Japan, as no Japanese companies are among the top 400 companies in the world on gender diversity. Japanese stocks in the World Index increased by 14% over the first half of the year. The second largest regional detractor was North America. Canada accounted for about two-thirds of this region’s underperformance, while the U.S. accounted for the rest. Canadian stocks have declined based on its currency weakening relative to the U.S. dollar, and from continued oil and natural gas declines, as it is primarily a commodity based economy. Within the U.S., several of the Fund’s top performing companies from 2014, including Xerox Corp., Weyerhaeuser Co., Lockheed Martin Corp., and Procter & Gamble Co., have underperformed in 2015.

The Fund’s positioning in higher quality and lower risk companies detracted from returns during the first half of year, as lower quality and higher beta stocks outperformed. From a style perspective, the Fund’s core positioning with a value tilt detracted from returns as growth style stocks outpaced value style stocks over the first six months (six month return: MSCI World Growth Index2: 4.97% vs. MSCI World Value Index3: 0.26%).

On a sector basis, our holdings within health care and materials, and our underweight in energy, added to relative performance. Fund holdings in information technology, financials and consumer discretionary were detractors from performance. Within financials, Real Estate Investment Trusts (“REITs”), banks and insurance companies were the leading detractors, while the negative results in the consumer discretionary and information technology sectors were primarily driven by three companies: Michael Kors Holdings, Ltd., Xerox Corp. and Apple, Inc. The Fund does not own Apple as it is not among the top 400 companies in the world on gender diversity. The Fund does own Michael Kors and Xerox.

June 30, 2015
Pax Ellevate Global Women’s Index Fund, continued

What portfolio holdings contributed positively to performance?

The top contributors to the Fund’s performance relative to the World Index over the first six months of the year include Aetna, Inc., Estee Lauder Cos, Inc., Class A, and Woolworths Holding, Ltd.

Aetna, a U.S. health care benefits provider, increased over the last six months based on improved earnings guidance and stock buy-back plans. Aetna is the highest ranked health care company in the world for advancing women’s leadership, per Pax Gender Analytics (PGA). Women comprise nearly 40% of the company’s board of directors and 27% of senior executives.

Estee Lauder, a U.S. manufacturer and marketer of skin care, makeup, fragrance and hair care products, increased in value based on positive earnings results. Estee Lauder is among the highest ranked consumer staples companies in the world for advancing women’s leadership, according to PGA. Women comprise 47% of the company’s board of directors and 33% of its senior executives.

Woolworths Holding, Ltd., a South African multiline retailer that operates food and clothing stores, increased during the first half of the year based on positive investor sentiment. Women comprise 33% of the company’s executive team.

What portfolio holdings detracted from performance?

The top detractors to the Fund’s performance relative to the World Index over the first six months of the year include Xerox Corp., Michael Kors Holdings, Ltd., and Weyerhaeuser Co.

Xerox, a U.S. technology services company, decreased in value based on lower earnings guidance. Xerox is one of the highest ranked information technology companies in the world for advancing women’s leadership, per PGA. The CEO and CFO of Xerox are women, and women comprise 44% of the board of directors.

Michael Kors, a U.S. apparel and accessories company, declined during the first six months of the year due to lower earnings guidance. According to PGA, Michael Kors is one of the highest ranked consumer discretionary companies in the world for advancing women’s leadership. Women are 50% of Michael Kors’ board of directors.

June 30, 2015

Weyerhaeuser Co., a U.S. REIT that manufactures, distributes and sells forest products, fell based on lower earnings and pricing pressure from the strengthening dollar. Weyerhaeuser is the highest ranked REIT in the world for advancing women’s leadership, per PGA. Women account for 30% of the company’s board of directors and 57% of its senior executives.

[1]	A custom index calculated by MSCI.

[2]

The MSCI World Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets countries*. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

[3]

The MSCI World Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries*. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. With 854 constituents, the index targets 50% coverage of the free float-adjusted market capitalization of the MSCI World Index.

*

Developed Markets countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2015

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWEX	0.65%	0.82%	12.97%	11.01%	3.61%
Institutional Class[1,2]	PXWIX	0.76%	1.04%	13.26%	11.28%	3.86%
Pax Global Women's Leadership (Net) Index*,3,6		1.21%	1.55%	N/A	N/A	N/A
MSCI World (Net) Index[4,6]		2.63%	1.43%	14.27%	13.10%	6.38%
Lipper Global Multi-Cap Core Funds Index[5,6]		3.45%	0.59%	13.79%	12.75%	6.97%

Total returns for periods of less than one year have not been annualized.

*	A custom index calculated by MSCI.

[1]

On June 4, 2014 the Pax World Global Women’s Equality Fund merged into the Pax Ellevate Global Women’s Index Fund (the Fund), pursuant to an Agreement and Plan of Reorganization dated March 4, 2014 (the “Reorganization”). Because the Fund had no investment operations prior to the closing of the Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to June 4, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not

June 30, 2015
Pax Ellevate Global Women’s Index Fund, continued
Portfolio Highlights (Unaudited), continued

reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[2]

Inception of Institutional Class Shares is April 19, 2006. Pax World Global Women’s Equality Fund, a series of Pax World Funds Series Trust I, acquired Women’s Equity Fund, a series of Professionally Managed Portfolios (“Old Women’s Equity Fund”), on October 29, 2007. Performance information shown for Institutional Class Shares includes the performance of Retail Class shares of Old Women’s Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women’s Equity Fund and the Pax World Global Women’s Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund’s investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed.

[3]

The Women’s Index is a customized market-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by Pax World Gender Analytics. In addition, the companies comprising the Women’s Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research. Performance for the Women’s Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding taxes. Inception date of Women’s Index is February 28, 2014.

[4]

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown “net,” which includes dividend reinvestments after deduction of foreign withholding taxes.

[5]

The Lipper Global Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Multi-Cap Funds Average. The Lipper Global Multi-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. The Lipper Global Multi-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

[6]

Unlike the Pax Ellevate Global Women’s Index Fund, the Pax Global Women’s Leadership Index, the MSCI World Index and the Lipper Global Multi-Cap Core Funds Index are not investments, are not professionally managed, have (with the exception of the Pax Global Women’s Leadership Index) no policy of sustainable investing and (with the exception of the Lipper Global Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

June 30, 2015

Asset Allocation	Percent of Investments
U.S. Stocks	57.5%
Foreign Stocks	42.4%
Cash & Cash Equivalents	0.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Aetna, Inc.	2.3%
Microsoft Corp.	2.0%
KeyCorp.	1.9%
Estee Lauder Cos, Inc., Class A	1.8%
Procter & Gamble Co., The	1.8%
Xerox Corp	1.8%
Coca-Cola Enterprises, Inc.	1.7%
Lockheed Martin Corp.	1.7%
PepsiCo, Inc.	1.6%
Kellogg Co.	1.6%
Total	18.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	22.2%
Consumer Staples	17.6%
Information Technology	14.9%
Consumer Discretionary	12.8%
Health Care	10.3%
Industrials	9.4%
Telecommunication Services	5.6%
Utilities	3.6%
Materials	2.1%
Energy	1.2%
Other	0.3%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

June 30, 2015
Pax Ellevate Global Women’s Index Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	56.6%
France	7.8%
United Kingdom	6.2%
Canada	5.4%
Sweden	4.6%
Australia	4.1%
Germany	3.7%
Switzerland	2.1%
Norway	2.0%
Netherlands	1.5%
South Africa	1.4%
Denmark	0.9%
Finland	0.6%
Italy	0.5%
Ireland	0.5%
Hong Kong	0.4%
Singapore	0.3%
Malaysia	0.2%
New Zealand	0.2%
Belgium	0.2%
Thailand	0.1%
Israel	0.1%
China	0.1%
Taiwan	0.1%
Spain	0.1%
Poland	0.0%*
Chile	0.0%*
Philippines	0.0%*
Brazil	0.0%*
Greece	0.0%*
Indonesia	0.0%*
Other	0.3%
Total	100.0%

*	Rounds to less than 0.05%.

June 30, 2015
Sustainable Investing Update (Unaudited)

Senior Vice President for Sustainable Investing Julie Gorte, Ph.D.,

Sustainability Research

Sustainable investment has two aims: to deliver returns, and to make the world a more sustainable enterprise. Everything we do is aimed at those targets, and often a single arrow hits both of them. Our advocacy on gender diversity is a good example.

Pax has long been a key advocate for improving board diversity, led by our Lead Sustainability Analyst, Heather Smith. In the past three years, we have filed or co-filed seven shareholder proposals urging companies to amend their nominating committee charters to make diversity a component of every director search. Six of the seven were successfully withdrawn after the companies agreed to make those charter amendments (eBay1, Territorial Bancorp, Oasis Petroleum, Stericycle, Hospitality Properties Trust and Roper Technologies). One, at Riverbed Technologies, was withdrawn for technical reasons, but the company agreed to engage with us and ultimately made the requested change to its charter. Moreover, in the years since the resolutions were filed, three of the companies—Roper Technologies, Stericycle and Riverbed Technology—added women to their boards as well.

Filing shareholder proposals is a direct way to help achieve greater gender parity on boards, but it’s not the only arrow in the quiver. We vote against all board slates that do not include any women, and in most instances, we will not support a full board slate unless it contains at least two women. This proxy season, we voted against directors at more than 160 companies due to insufficient gender diversity. Since 2010, we have voted against directors at over 900 companies with insufficient gender diversity on their boards. After voting, we send letters to the companies letting them know why we voted as we did, since they would otherwise be unaware of the rationale behind our vote decision.

Moreover, Pax has conducted several letter writing campaigns on women’s empowerment over the years, such as:

●	Five rounds of letters urging companies to endorse and implement the Women’s Empowerment Principles (WEPs) that have included:

[1]	Pax co-filed this resolution. Trillium Asset Management and the New York State Common Retirement Fund were the lead filers.

June 30, 2015
Sustainable Investing Update (Unaudited), continued

o	letters to board members at apparel companies urging them to endorse the WEPs as a way to address safety concerns in garment manufacture after the Rana Plaza tragedy in Bangladesh;

o	letters to companies that are constituents of the Pax Ellevate Global Women’s Index Fund that have not yet signed onto the WEPs, urging that they do so.

Pax is also a founding member of The Thirty Percent Coalition, a group of investors and women’s organizations working toward greater gender diversity on boards. Since 2012, the Coalition has written to over 160 U.S. companies with no women on their boards. The response rate to the most recent round of 100 letters is an impressive 41%, and 25% of the companies contacted have added at least one woman to their boards.

Small steps on a long journey, perhaps. The pace of change has been far too slow, and much of that is due to the slow turnover on boards overall. A recent study2 by Spencer Stuart and Equilar found that companies with moderate board turnover—adding 3-4 new directors over a three-year period—outperformed their peers, while companies with both higher and lower turnover rates underperformed. The kicker: only 1/3 of companies fell into that optimal “moderate turnover” zone, and the largest category was the low-turnover zone. In short, the typical board has low turnover, which is suboptimal for shareholders.

That is why we work so diligently on board diversity. There is a healthy body of research3 showing that having more gender diverse boards and senior managers is associated with better financial performance, and that is underpinned by research4 showing that gender-diverse groups do a better job of decision making. Combine that with research showing that moderate turnover is also associated with better financial performance, and you have a solid rationale for why we work so hard on board diversity. It helps us hit both our targets.

[2]	George M. Anderson, Julie Hembrock Daum, Noah A. Shamosh, Ph.D.,“How Much Board Turnover Is Best?” Spencer Stuart Research & Insight, June 2014.
https://www.spencerstuart.com/research-and-insight/how-much-board-turnover-is-best-commentary

[3]	Gender Research available at http://www.paxellevate.com/resources/gender-research

[4]	Katherine W. Phillips, “How Diversity Makes Us Smarter” Scientific American, September 16, 2014.
http://www.scientificamerican.com/article/how-diversity-makes-us-smarter/

June 30, 2015
Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Pax World Balanced, Growth, Small Cap, High Yield Bond, Global Environmental Markets, International ESG Index or Global Women’s Index Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund’s prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2015 and ending on June 30, 2015.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of twelve dollars. If you are invested in one of these account types, you should add an additional six dollars to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

June 30, 2015
Shareholder Expense Examples (Unaudited), continued

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition if these transactional costs were included, our costs would have been higher.

Based on Actual Fund Return
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,003.30	0.89%	$4.40
Balanced Fund - Institutional	1,000.00	1,004.40	0.64%	3.16
Balanced Fund - R Class	1,000.00	1,002.20	1.14%	5.64
Growth Fund - Individual Investor	1,000.00	1,026.90	1.24%	6.23
Growth Fund - A Class	1,000.00	1,027.30	1.24%	6.23
Growth Fund - Institutional	1,000.00	1,028.60	0.99%	4.98
Growth Fund - R Class	1,000.00	1,026.20	1.49%	7.49
Small Cap Fund - Individual Investor	1,000.00	1,039.80	1.22%	6.18
Small Cap Fund - A Class	1,000.00	1,039.10	1.22%	6.17
Small Cap Fund - Institutional	1,000.00	1,041.20	0.97%	4.91
Small Cap Fund - R Class	1,000.00	1,037.90	1.47%	7.43
High Yield Bond Fund - Individual Investor	1,000.00	1,012.60	0.96%	4.80
High Yield Bond Fund - A Class	1,000.00	1,012.50	0.96%	4.80
High Yield Bond Fund - Institutional	1,000.00	1,013.70	0.71%	3.55
High Yield Bond Fund - R Class	1,000.00	1,011.30	1.21%	6.04
Global Environmental Markets Fund - Individual Investor	1,000.00	1,056.60	1.40%	7.13
Global Environmental Markets Fund - A Class	1,000.00	1,056.80	1.40%	7.14
Global Environmental Markets Fund - Institutional	1,000.00	1,058.30	1.15%	5.86
Global Environmental Markets Fund - R Class	1,000.00	1,055.90	1.65%	8.41
MSCI International ESG Index Fund - Individual Investor	1,000.00	1,067.50	0.80%	4.10
MSCI International ESG Index Fund - Institutional	1,000.00	1,068.50	0.55%	2.82
MSCI International ESG Index Fund - R Class	1,000.00	1,066.70	1.05%	5.38
Global Women's Index Fund - Individual Investor	1,000.00	1,006.50	0.99%	4.93
Global Women's Index Fund - Institutional	1,000.00	1,007.60	0.74%	3.68

[1]

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2015 and ending on June 30, 2015).

June 30, 2015
Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,020.40	0.89%	$4.44
Balanced Fund - Institutional	1,000.00	1,021.64	0.64%	3.19
Balanced Fund - R Class	1,000.00	1,019.16	1.14%	5.69
Growth Fund - Individual Investor	1,000.00	1,018.65	1.24%	6.21
Growth Fund - A Class	1,000.00	1,018.65	1.24%	6.21
Growth Fund - Institutional	1,000.00	1,019.89	0.99%	4.96
Growth Fund - R Class	1,000.00	1,017.41	1.49%	7.45
Small Cap Fund - Individual Investor	1,000.00	1,018.74	1.22%	6.11
Small Cap Fund - A Class	1,000.00	1,018.74	1.22%	6.11
Small Cap Fund - Institutional	1,000.00	1,019.98	0.97%	4.86
Small Cap Fund - R Class	1,000.00	1,017.50	1.47%	7.36
High Yield Bond Fund - Individual Investor	1,000.00	1,020.02	0.96%	4.82
High Yield Bond Fund - A Class	1,000.00	1,020.02	0.96%	4.82
High Yield Bond Fund - Institutional	1,000.00	1,021.26	0.71%	3.57
High Yield Bond Fund - R Class	1,000.00	1,018.79	1.21%	6.07
Global Environmental Markets Fund - Individual Investor	1,000.00	1,017.86	1.40%	6.99
Global Environmental Markets Fund - A Class	1,000.00	1,017.85	1.40%	7.00
Global Environmental Markets Fund - Institutional	1,000.00	1,019.10	1.15%	5.75
Global Environmental Markets Fund - R Class	1,000.00	1,016.61	1.65%	8.25
MSCI International ESG Index Fund - Individual Investor	1,000.00	1,020.83	0.80%	4.01
MSCI International ESG Index Fund - Institutional	1,000.00	1,022.07	0.55%	2.76
MSCI International ESG Index Fund - R Class	1,000.00	1,019.59	1.05%	5.26
Global Women's Index Fund - Individual Investor	1,000.00	1,019.89	0.99%	4.96
Global Women's Index Fund - Institutional	1,000.00	1,021.12	0.74%	3.71

[1]

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2015 and ending on June 30, 2015).

June 30, 2015
Schedule of Investments (Unaudited)

Pax World Balanced Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 60.5%

Consumer Discretionary: 8.9%
Amazon.com, Inc. (a)	27,500	$11,937,475
BorgWarner, Inc.	138,565	7,876,035
Cabela's, Inc. (a)(d)	127,126	6,353,757
Carter's, Inc.	72,471	7,703,667
Ford Motor Co.	1,100,700	16,521,507
Home Depot, Inc., The	145,000	16,113,850
McDonald's Corp.	135,000	12,834,450
Newell Rubbermaid, Inc.	303,603	12,481,119
NIKE, Inc., Class B	177,667	19,191,589
Sally Beauty Holdings Inc. (a)	18,878	596,167
Time Warner, Inc.	234,416	20,490,303
VF Corp.	228,987	15,969,553
Walt Disney Co., The	229,100	26,149,474
		174,218,946
Consumer Staples: 3.9%
Estee Lauder Cos, Inc., Class A	245,812	21,302,068
Mead Johnson Nutrition Co.	172,775	15,587,761
PepsiCo, Inc.	205,000	19,134,700
Procter & Gamble Co., The	235,000	18,386,400
Whole Foods Market, Inc.	60,000	2,366,400
		76,777,329
Energy: 4.2%
Apache Corp.	270,500	15,588,915
ConocoPhillips	130,000	7,983,300
Core Laboratories NV (d)	45,000	5,131,800
EQT Corp.	92,906	7,556,974
Hess Corp.	292,300	19,549,024
Occidental Petroleum Corp.	175,000	13,609,750
Pioneer Natural Resources Co.	94,000	13,036,860
		82,456,623
Financials: 11.5%
American Tower Corp., REIT	368,100	34,340,049
Bank of New York Mellon Corp., The	621,300	26,075,961
BlackRock, Inc.	112,500	38,922,750
Capitol Federal Financial, Inc.	695,407	8,372,700
Citigroup, Inc.	430,000	23,753,200
Goldman Sachs Group, Inc., The	87,500	18,269,125
Investors Bancorp, Inc.	726,719	8,938,644
LaSalle Hotel Properties, REIT	180,000	6,382,800
Morgan Stanley	760,300	29,492,037
T Rowe Price Group, Inc.	244,500	19,004,985
White Mountains Insurance Group, Ltd.	14,218	9,311,937
		222,864,188
Health Care: 11.8%
AbbVie, Inc.	250,000	16,797,500
Becton Dickinson & Co.	348,052	49,301,566
Brookdale Senior Living, Inc. (a)	235,000	8,154,500
Celgene Corp. (a)	195,000	22,568,325
Express Scripts Holding Co. (a)	229,669	20,426,761
Gilead Sciences, Inc.	120,000	14,049,600
Hologic, Inc. (a)	300,000	11,418,000
Merck & Co., Inc.	505,000	28,749,650
UnitedHealth Group, Inc.	395,000	48,190,000
Zoetis, Inc.	233,502	11,259,466
		230,915,368
Industrials: 4.6%
3M Co.	155,000	23,916,499
Delta Air Lines, Inc.	325,000	13,351,000
Masco Corp.	215,597	5,749,972
Nordson Corp.	69,020	5,375,968
Oshkosh Corp.	111,681	4,733,041
Ryder System, Inc.	60,996	5,329,221
Stericycle, Inc. (a)	175,000	23,434,250
United Parcel Service, Inc., Class B	70,000	6,783,700
		88,673,651
Information Technology: 12.4%
ACI Worldwide, Inc. (a)	237,599	5,837,807
Amdocs, Ltd.	248,147	13,546,345
Apple, Inc.	477,500	59,890,438
ARRIS Group, Inc. (a)	199,308	6,098,825
Cognizant Technology Solutions, Class A (a)	326,188	19,926,825
eBay, Inc. (a)	130,000	7,831,200
EMC Corp.	560,000	14,778,400
Facebook, Inc., Class A (a)	245,000	21,012,425
Google, Inc., Class A (a)	18,000	9,720,720
Google, Inc., Class C	18,049	9,394,684
Ingram Micro, Inc., Class A (a)	201,022	5,031,581
Intel Corp.	450,000	13,686,750

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued

Information Technology, continued
Microsoft Corp.	580,786	$25,641,702
NXP Semiconductor NV (a)	70,000	6,874,000
Oracle Corp.	410,000	16,523,000
Syntel, Inc. (a)	123,477	5,862,688
		241,657,390
Materials: 1.7%
Axiall Corp.	155,873	5,619,222
Ecolab, Inc.	59,200	6,693,744
LyondellBasell Industries NV, Class A	105,000	10,869,600
Nucor Corp.	220,000	9,695,400
		32,877,966
Telecommunication Services: 0.7%
AT&T, Inc.	380,000	13,497,600

Utilities: 0.8%
Laclede Group, Inc., The	99,977	5,204,803
ONE Gas, Inc.	226,277	9,630,349
		14,835,152

TOTAL COMMON STOCKS
(Cost $972,787,391)		1,178,774,213

AFFILIATED INVESTMENT COMPANIES: 6.7%
Pax MSCI International ESG Index Fund (e)	15,350,469	130,325,483

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $132,878,773)		130,325,483

BONDS: 32.1%

Community Investment Notes: 0.2%
Calvert Social Investment Foundation,
1.500%, 04/30/20	$3,000,000	3,000,000
CINI Investment Note,
2.000%, 11/01/17 (b)	260,300	255,927
Enterprise Community Impact,
1.500%, 12/11/15 (b)(f)	500,000	499,990

Total Community Investment Notes
(Cost $3,760,300)		3,755,917

BONDS, continued

CORPORATE BONDS: 10.6%

Consumer Discretionary: 1.2%
Best Buy Co., Inc.,
3.750%, 03/15/16	2,396,000	2,437,930
DIRECTV Holdings, LLC/Financing Co.,
3.800%, 03/15/22	1,000,000	1,007,229
Expedia, Inc.,
5.950%, 08/15/20	2,000,000	2,231,710
Kohl's Corp.,
3.250%, 02/01/23	3,000,000	2,927,715
Marriott International, Inc.,
3.250%, 09/15/22	3,000,000	2,962,641
Newell Rubbermaid, Inc.,
2.050%, 12/01/17	170,000	171,678
Ross Stores, Inc.,
3.375%, 09/15/24	3,000,000	2,964,486
Time Warner Cable, Inc.,
6.750%, 07/01/18	3,000,000	3,347,145
VF Corp.,
5.950%, 11/01/17	2,235,000	2,474,386
Walt Disney Co., The,
3.750%, 06/01/21	3,026,000	3,238,141
		23,763,061
Consumer Staples: 0.9%
Anheuser-Busch Inbev Finance, Inc.,
3.700%, 02/01/24	4,000,000	4,098,528
Campbell Soup Co.,
3.300%, 03/19/25	3,000,000	2,944,479
Coca-Cola Refreshments USA, Inc.,
6.750%, 09/15/28	1,000,000	1,280,113
Costco Wholesale Corp.,
1.125%, 12/15/17	3,000,000	2,996,409
Kellogg Co.,
4.150%, 11/15/19	2,000,000	2,134,496
Kimberly-Clark Corp.,
2.650%, 03/01/25	2,000,000	1,935,704
Mondelez International, Inc.,
6.125%, 08/23/18	2,000,000	2,238,034
PepsiCo, Inc.,
2.750%, 04/30/25	1,000,000	956,897
		18,584,660
Energy: 0.7%
Cameron International Corp.,
3.700%, 06/15/24	1,250,000	1,205,008
ConocoPhillips Co.,
2.875%, 11/15/21	3,000,000	3,028,614

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Energy, continued
Hess Corp,
3.500%, 07/15/24 (d)	$2,000,000	$1,931,260
Noble Energy, Inc.,
3.900%, 11/15/24	2,000,000	1,975,754
ONEOK Partners, LP,
8.625%, 03/01/19	3,775,000	4,493,903
Talisman Energy, Inc.,
3.750%, 02/01/21	1,000,000	991,211
		13,625,750
Financials: 4.2%
American Express Co.,
7.000%, 03/19/18	1,000,000	1,134,813
American Tower Corp., REIT,
7.250%, 05/15/19	1,665,000	1,923,281
Asian Development Bank,
2.125%, 03/19/25	2,000,000	1,939,302
Bank of America Corp.,
1.350%, 11/21/16	4,950,000	4,950,667
BB&T Corp.,
1.450%, 01/12/18	3,134,000	3,121,991
BlackRock, Inc.,
3.375%, 06/01/22	2,350,000	2,420,526
Branch Banking & Trust Co.,
0.713%, 12/01/16	1,000,000	1,001,396
Branch Banking & Trust Co./Wilson NC,
0.606%, 09/13/16	4,000,000	3,989,988
Digital Realty Trust LP, REIT,
3.950%, 07/01/22	2,000,000	1,998,874
Discover Bank,
3.200%, 08/09/21	3,000,000	2,961,354
Discover Bank,
4.250%, 03/13/26	1,300,000	1,289,850
Ford Motor Credit Co., LLC,
1.526%, 11/20/18	3,000,000	2,989,593
Ford Motor Credit Co., LLC,
1.118%, 03/12/19	3,000,000	2,979,777
Goldman Sachs Group, Inc., The,
1.478%, 04/30/18	4,000,000	4,044,992
Goldman Sachs Group, Inc., The,
5.750%, 01/24/22	3,000,000	3,415,239
Goldman Sachs Group, Inc., The,
2.000%, 10/30/22	3,000,000	2,842,482
Goldman Sachs Group, Inc., The,
6.750%, 10/01/37	2,000,000	2,353,114
International Bank for Reconstruction & Development,
0.625%, 07/12/17	2,000,000	1,995,700
International Bank for Reconstruction & Development,
2.125%, 03/03/25	4,000,000	3,873,600
International Finance Corp.,
2.000%, 09/15/24	3,000,000	3,002,943
Morgan Stanley,
0.755%, 10/15/15	2,000,000	2,001,780
Morgan Stanley,
1.557%, 04/25/18	4,000,000	4,060,328
Morgan Stanley,
3.100%, 11/09/18	1,177,000	1,238,096
Morgan Stanley,
2.200%, 12/07/18	2,000,000	2,012,422
North American Development Bank,
2.400%, 10/26/22	2,000,000	1,942,630
PNC Bank NA,
6.875%, 04/01/18	2,000,000	2,261,436
Prudential Financial, Inc.,
7.375%, 06/15/19	2,000,000	2,373,398
Prudential Financial, Inc.,
1.930%, 11/02/20	3,000,000	3,112,770
State Street Corp.,
4.956%, 03/15/18	4,010,000	4,313,396
Toyota Motor Credit Corp.,
4.250%, 01/11/21	1,480,000	1,615,345
US Bancorp,
1.950%, 11/15/18	2,064,000	2,083,596
		81,244,679
Health Care: 1.0%
Becton Dickinson & Co.,
3.250%, 11/12/20	3,000,000	3,083,664
Becton Dickinson & Co.,
7.000%, 08/01/27	2,250,000	2,816,912
Celgene Corp.,
3.950%, 10/15/20	2,000,000	2,127,544
Celgene Corp.,
3.250%, 08/15/22	3,000,000	2,971,452
Gilead Sciences, Inc.,
3.700%, 04/01/24	2,000,000	2,045,896
Merck & Co., Inc.,
2.350%, 02/10/22	2,000,000	1,936,142

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Health Care, continued
UnitedHealth Group, Inc.,
2.875%, 03/15/23	$4,000,000	$3,854,468
		18,836,078
Industrials: 1.1%
Atlas Copco AB, 144A,
5.600%, 05/22/17 (c)	2,505,000	2,702,356
CSX Corp.,
7.375%, 02/01/19	2,000,000	2,346,498
Cummins, Inc.,
7.125%, 03/01/28	3,200,000	4,235,427
Ingersoll-Rand Co.,
6.443%, 11/15/27	2,000,000	2,399,656
Pentair PLC,
5.000%, 05/15/21	1,550,000	1,697,543
Ryder System, Inc.,
2.500%, 05/11/20	2,000,000	1,987,594
SolarCity Corp.,
4.700%, 05/29/25	2,000,000	1,995,366
United Parcel Service, Inc.,
5.500%, 01/15/18	1,000,000	1,103,179
Waste Management, Inc.,
2.900%, 09/15/22	2,500,000	2,461,373
		20,928,992
Information Technology: 1.0%
Adobe Systems, Inc.,
4.750%, 02/01/20	1,150,000	1,267,567
Apple, Inc.,
2.850%, 05/06/21	4,000,000	4,062,052
CA, Inc.,
5.375%, 12/01/19	3,000,000	3,342,798
Cisco Systems, Inc.,
0.783%, 03/01/19	2,000,000	2,009,744
Corning, Inc.,
8.875%, 08/15/21	2,000,000	2,638,170
IBM Corp.,
5.700%, 09/14/17	2,000,000	2,193,378
IBM Corp.,
3.625%, 02/12/24	2,503,000	2,537,817
NetApp, Inc.,
3.250%, 12/15/22	671,000	636,527
		18,688,053
Materials: 0.4%
LyondellBasell Industries NV,
6.000%, 11/15/21	3,000,000	3,438,423
Potash Corp of Saskatchewan, Inc.,
3.250%, 12/01/17	2,000,000	2,084,558
Rock-Tenn Co.,
4.900%, 03/01/22	2,000,000	2,156,628
		7,679,609
Telecommunication Services: 0.1%
Verizon Communications, Inc.,
3.500%, 11/01/24	2,500,000	2,436,430

Utilities: 0.0% (g)
CenterPoint Energy Houston Electric LLC,
2.250%, 08/01/22	1,000,000	948,451

TOTAL CORPORATE BONDS
(Cost $204,455,936)		206,735,763

U.S. GOVERNMENT AGENCY BONDS: 4.3%

Federal Farm Credit Bank (Agency): 1.0%
Federal Farm Credit Bank,
1.120%, 08/20/18	4,000,000	3,968,848
Federal Farm Credit Bank,
1.140%, 09/04/18	3,500,000	3,489,619
Federal Farm Credit Bank,
1.950%, 08/05/19	3,000,000	3,004,755
Federal Farm Credit Bank,
1.740%, 03/11/20	3,000,000	2,982,735
Federal Farm Credit Bank,
1.840%, 02/04/21	3,000,000	2,959,932
Federal Farm Credit Bank,
3.190%, 07/07/23	2,000,000	2,000,066
Federal Farm Credit Bank,
3.280%, 08/06/24	2,000,000	2,003,238
		20,409,193

Federal Home Loan Bank System (Agency): 1.2%
Federal Home Loan Bank,
1.000%, 02/05/18	5,000,000	4,985,415
Federal Home Loan Bank,
1.150%, 07/25/18	3,000,000	2,985,606
Federal Home Loan Bank,
1.000%, 10/28/19	3,000,000	3,010,665
Federal Home Loan Bank,
1.550%, 02/05/20	3,000,000	2,934,960

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

U.S. GOVERNMENT AGENCY BONDS, continued

Federal Home Loan Bank System (Agency), continued
Federal Home Loan Bank,
2.375%, 03/12/21	$1,000,000	$1,024,807
Federal Home Loan Bank,
1.500%, 09/26/22	3,000,000	2,964,090
Federal Home Loan Bank,
2.250%, 10/11/22	3,000,000	2,888,619
Federal Home Loan Bank,
2.220%, 12/27/22	3,000,000	2,894,529
		23,688,691
Freddie Mac (Agency): 0.6%
Freddie Mac,
1.250%, 03/13/18	3,000,000	2,999,577
Freddie Mac,
1.050%, 03/26/18	3,000,000	2,998,233
Freddie Mac,
1.125%, 05/25/18	5,000,000	4,989,920
		10,987,730
Fannie Mae (Agency): 1.5%
Fannie Mae,
1.050%, 01/30/18	3,000,000	2,989,611
Fannie Mae,
1.050%, 05/25/18	3,000,000	2,986,962
Fannie Mae,
1.000%, 12/20/18	4,000,000	3,940,876
Fannie Mae,
1.000%, 03/13/19	6,645,000	6,649,725
Fannie Mae,
1.625%, 08/08/19	2,000,000	1,999,260
Fannie Mae,
1.500%, 10/23/19	3,000,000	2,957,598
Fannie Mae,
2.000%, 05/21/21	925,000	914,204
Fannie Mae,
2.000%, 11/14/22	6,000,000	5,778,294
		28,216,530

TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $83,402,732)		83,302,144

GOVERNMENT BONDS: 0.3%
U.S. Dept of Housing & Urban Development,
4.620%, 08/01/18	5,000,000	5,525,895
(Cost $4,985,536)

MUNICIPAL BONDS: 2.1%
City of San Francisco CA Public Utilities Commission,
6.000%, 11/01/40	2,815,000	3,396,607
Commonwealth of Massachusetts,
4.200%, 12/01/21	2,000,000	2,188,860
Dallas Independent School District,
6.450%, 02/15/35	3,000,000	3,508,230
Long Island Power Authority,
3.983%, 09/01/25	3,000,000	3,133,530
New Jersey Transportation Trust Fund Authority,
6.104%, 12/15/28	2,500,000	2,613,775
New York City Transitional Finance Authority,
3.190%, 08/01/25	3,000,000	2,985,870
New York City Transitional Finance Authority,
4.100%, 11/01/27	2,550,000	2,651,082
State Board of Administration Finance Corp.,
1.298%, 07/01/16	2,260,000	2,273,153
State Board of Administration Finance Corp., Ser A,
2.995%, 07/01/20	2,000,000	2,040,200
State of California,
5.000%, 10/01/28	3,000,000	3,515,100
State of Illinois,
5.000%, 07/01/21	2,930,000	3,181,980
University of California,
4.059%, 05/15/31	5,000,000	4,968,550
University of Massachusetts Building Authority,
6.573%, 05/01/39	3,800,000	4,249,844

TOTAL MUNICIPAL BONDS
(Cost $41,849,712)		40,706,781

U.S. TREASURY NOTES: 7.1%
United States Treasury Note (TIPS),
1.875%, 07/15/15	3,040,750	3,050,252
United States Treasury Note (TIPS),
2.000%, 01/15/16	2,383,980	2,418,996
United States Treasury Note,
0.375%, 03/15/16	7,000,000	7,008,750
United States Treasury Note,
0.625%, 02/15/17	905,000	906,272

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

U.S. TREASURY NOTES, continued
United States Treasury Note (TIPS),
0.125%, 04/15/18	$1,002,991	$1,019,055
United States Treasury Note,
1.500%, 05/31/19	5,000,000	5,028,125
United States Treasury Note,
1.750%, 09/30/19	8,000,000	8,096,872
United States Treasury Note,
3.375%, 11/15/19	5,000,000	5,398,440
United States Treasury Note,
3.625%, 02/15/20	2,000,000	2,184,376
United States Treasury Note,
1.375%, 02/29/20	3,000,000	2,974,218
United States Treasury Note (TIPS),
1.250%, 07/15/20	4,339,280	4,648,454
United States Treasury Note,
2.125%, 09/30/21	10,000,000	10,100,780
United States Treasury Note,
2.000%, 10/31/21	3,000,000	3,005,625
United States Treasury Note,
2.000%, 11/15/21	3,000,000	3,005,625
United States Treasury Note,
2.375%, 08/15/24	41,000,000	41,224,229
United States Treasury Note,
2.250%, 11/15/24	6,000,000	5,963,904
United States Treasury Note,
2.000%, 02/15/25 (d)	3,000,000	2,914,923
United States Treasury Note,
6.250%, 05/15/30	2,000,000	2,886,562
United States Treasury Note,
4.500%, 02/15/36	5,000,000	6,288,280
United States Treasury Note,
4.375%, 11/15/39	4,000,000	4,920,624
United States Treasury Note,
3.125%, 08/15/44	15,000,000	15,026,955

TOTAL U.S. TREASURY NOTES
(Cost $138,469,103)		138,071,317

MORTGAGE-BACKED SECURITIES: 7.5%

Ginnie Mae (Mortgage-Backed): 1.0%
Ginnie Mae,
6.000%, 05/15/21	129,101	135,734
Ginnie Mae,
6.000%, 07/15/21	6,951	7,258
Ginnie Mae,
6.000%, 02/15/22	156,621	162,744
Ginnie Mae,
1.625%, 11/20/33	1,964,075	2,041,455
Ginnie Mae,
1.625%, 05/20/34	2,142,868	2,229,878
Ginnie Mae,
1.625%, 08/20/34	1,146,996	1,192,890
Ginnie Mae,
1.625%, 04/20/35	2,160,475	2,249,733
Ginnie Mae,
1.625%, 07/20/35	1,557,425	1,619,878
Ginnie Mae,
6.000%, 08/15/35	597,786	698,779
Ginnie Mae,
6.000%, 05/20/36	312,345	353,331
Ginnie Mae,
6.000%, 01/15/38	578,377	668,976
Ginnie Mae,
2.000%, 06/20/43	2,396,711	2,473,012
Ginnie Mae,
3.458%, 05/16/53	2,713,350	2,763,391
Ginnie Mae,
2.545%, 03/16/55	2,976,088	2,976,417
		19,573,476

Freddie Mac (Mortgage-Backed): 1.9%
Freddie Mac,
4.500%, 09/01/18	77,390	80,638
Freddie Mac,
4.000%, 09/01/18	55,718	58,397
Freddie Mac,
5.500%, 10/01/18	45,336	46,853
Freddie Mac,
5.000%, 11/01/18	41,297	43,157
Freddie Mac,
5.000%, 11/01/18	69,990	73,148
Freddie Mac,
2.313%, 03/25/20	4,000,000	4,074,052
Freddie Mac,
3.062%, 12/25/24	2,250,000	2,278,013
Freddie Mac,
3.500%, 11/01/25	917,307	969,486
Freddie Mac,
3.000%, 11/01/28	2,059,069	2,125,387
Freddie Mac,
3.500%, 01/01/29	1,673,881	1,768,863

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

MORTGAGE-BACKED SECURITIES, continued

Freddie Mac (Mortgage-Backed), continued
Freddie Mac,
4.000%, 08/01/31	$2,481,518	$2,631,291
Freddie Mac,
3.000%, 07/01/33	2,738,506	2,785,120
Freddie Mac,
3.500%, 01/01/34	2,671,612	2,790,376
Freddie Mac,
2.354%, 12/01/35	1,318,617	1,411,455
Freddie Mac,
2.275%, 05/01/36	13,426	13,455
Freddie Mac,
2.396%, 11/01/36	1,083,837	1,158,512
Freddie Mac,
2.398%, 01/01/38	1,413,352	1,510,985
Freddie Mac,
5.000%, 07/01/39	807,020	892,341
Freddie Mac,
5.000%, 08/01/39	562,091	621,439
Freddie Mac,
5.500%, 10/01/39	863,144	977,610
Freddie Mac,
2.203%, 12/01/39	2,960,616	3,148,980
Freddie Mac,
3.500%, 01/01/41	1,438,706	1,483,721
Freddie Mac,
2.439%, 01/01/43	3,865,612	3,923,637
Freddie Mac,
3.500%, 02/01/45	2,853,042	2,952,961
		37,819,877

Fannie Mae (Mortgage-Backed): 4.1%
Fannie Mae,
4.500%, 07/01/18	189,450	197,435
Fannie Mae,
3.500%, 09/01/18	204,237	215,516
Fannie Mae,
3.500%, 10/01/18	27,049	28,543
Fannie Mae,
3.500%, 10/01/18	117,727	124,228
Fannie Mae,
5.000%, 11/01/18	15,511	16,245
Fannie Mae,
5.000%, 11/01/18	70,420	73,755
Fannie Mae,
5.000%, 11/01/18	128,989	135,098
Fannie Mae,
5.000%, 10/01/20	381,432	409,359
Fannie Mae,
3.500%, 01/01/26	1,466,116	1,552,213
Fannie Mae,
3.500%, 02/01/26	1,267,390	1,340,667
Fannie Mae,
4.000%, 10/01/26	2,174,853	2,325,458
Fannie Mae,
3.000%, 11/01/26	1,344,270	1,397,796
Fannie Mae,
3.000%, 11/01/26	1,767,726	1,836,302
Fannie Mae,
3.500%, 12/01/26	2,254,526	2,387,548
Fannie Mae,
2.500%, 03/01/27	1,761,662	1,796,793
Fannie Mae,
2.500%, 06/01/27	4,758,373	4,853,412
Fannie Mae,
2.500%, 09/01/27	2,116,056	2,158,410
Fannie Mae,
2.500%, 12/01/27	3,094,185	3,152,332
Fannie Mae,
3.000%, 09/01/28	2,795,081	2,884,092
Fannie Mae,
4.000%, 01/01/31	2,132,385	2,277,548
Fannie Mae,
4.000%, 01/01/32	1,823,630	1,966,852
Fannie Mae,
6.500%, 06/01/32	250,143	287,503
Fannie Mae,
2.425%, 12/01/33	114,304	123,607
Fannie Mae,
6.000%, 02/01/34	286,331	325,164
Fannie Mae,
2.355%, 03/01/34	3,341,414	3,565,138
Fannie Mae,
4.500%, 04/01/34	2,512,919	2,739,075
Fannie Mae,
2.461%, 07/01/34	1,359,334	1,447,605
Fannie Mae,
2.270%, 06/01/35	160,561	169,811
Fannie Mae,
1.865%, 10/01/35	2,546,970	2,681,127

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

MORTGAGE-BACKED SECURITIES, continued

Fannie Mae (Mortgage-Backed), continued
Fannie Mae,
2.236%, 05/01/36	$103,660	$108,261
Fannie Mae,
2.121%, 09/01/37	3,003,184	3,190,702
Fannie Mae,
2.336%, 09/01/39	3,104,111	3,293,778
Fannie Mae,
6.000%, 06/01/40	1,365,654	1,570,779
Fannie Mae,
4.000%, 01/01/41	2,933,824	3,125,616
Fannie Mae,
4.000%, 02/01/41	2,095,730	2,239,003
Fannie Mae,
3.500%, 10/01/41	2,080,443	2,153,890
Fannie Mae,
2.704%, 04/01/42	1,887,939	1,935,623
Fannie Mae,
3.500%, 07/01/42	2,538,669	2,621,072
Fannie Mae,
2.067%, 09/01/42	2,003,934	2,072,806
Fannie Mae,
2.800%, 09/01/43	3,299,080	3,461,546
Fannie Mae,
3.097%, 08/01/44	2,683,719	2,825,465
Fannie Mae,
4.000%, 01/01/45	2,952,223	3,134,713
Fannie Mae,
3.500%, 04/01/45	1,993,815	2,057,656
Fannie Mae,
4.000%, 06/01/45	2,801,356	2,992,727
		79,252,269
Commercial Mortgage-Backed: 0.5%
FREMF Mortgage Trust, 144A,
5.624%, 04/25/20 (c)	3,264,000	3,660,501
FREMF Mortgage Trust, 144A,
5.333%, 02/25/47 (c)	3,300,000	3,674,745
FREMF Mortgage Trust, 144A,
4.756%, 01/25/48 (c)	2,986,504	3,235,069
		10,570,315

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $146,047,376)		147,215,937

TOTAL BONDS
(Cost $622,970,695)		625,313,754

CERTIFICATES OF DEPOSIT: 0.0% (g)
Hope Community Credit Union,
0.750%, 05/09/16	100,000	100,000
Urban Partnership Bank,
0.200%, 03/19/16	248,000	248,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $348,000)		348,000

MONEY MARKET: 0.0% (g)
Self Help Credit Union Money Market Account	418,507	418,507
(Cost $418,507)

TIME DEPOSIT: 0.4%
State Street Euro Dollar Time Deposit,
0.010%, 07/01/15	8,543,000	8,543,000
(Cost $8,543,000)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
SECURITIES PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LENDING: 0.5%
State Street Navigator Securities Lending Prime Portfolio	9,577,940	$9,577,940
(Cost $9,577,940)

TOTAL INVESTMENTS: 100.2%
(Cost $1,747,524,306)		1,953,300,897

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -0.5%		(9,577,940)

OTHER ASSETS AND LIABILITIES—
(NET): 0.3%		5,097,382

NET ASSETS: 100.0%		$1,948,820,339

(a)	Non-income producing security.

(b)	Fair valued security.

(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(d)	Security or partial position of this security was on loan as of June 30, 2015. The total market value of securities on loan as of June 30, 2015 was $9,373,663.

(e)	Institutional Class shares - See Note C in the Notes to Financial Statements.

(f)	Illiquid security.

(g)	Rounds to less than 0.05%.

LP	Limited Partnership

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Growth Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 96.5%

Consumer Discretionary: 17.5%
Amazon.com, Inc. (a)	6,750	$2,930,108
BorgWarner, Inc.	47,300	2,688,532
Home Depot, Inc., The	13,500	1,500,255
Lowe's Cos., Inc.	33,000	2,210,010
Macy's, Inc.	48,500	3,272,295
Marriott International, Inc., Class A	37,000	2,752,430
Newell Rubbermaid, Inc.	92,000	3,782,119
NIKE, Inc., Class B	31,278	3,378,650
Scripps Networks Interactive, Inc, Class A (c)	34,500	2,255,265
Starbucks Corp.	50,300	2,696,835
Time Warner, Inc.	49,850	4,357,388
VF Corp.	40,300	2,810,522
Walt Disney Co., The	13,500	1,540,890
		36,175,299
Consumer Staples: 7.2%
Estee Lauder Cos, Inc., Class A	35,800	3,102,428
General Mills, Inc.	45,000	2,507,400
Keurig Green Mountain, Inc. (c)	11,750	900,403
PepsiCo, Inc.	59,180	5,523,861
Procter & Gamble Co., The	35,600	2,785,344
		14,819,436
Financials: 9.4%
American Express Co.	25,500	1,981,860
American Tower Corp., REIT	33,450	3,120,551
CBRE Group, Inc., Class A (a)	68,500	2,534,500
Morgan Stanley	68,800	2,668,752
PNC Financial Services Group, Inc.	51,200	4,897,280
State Street Corp.	32,400	2,494,800
Weyerhaeuser Co., REIT	53,500	1,685,250
		19,382,993
Health Care: 16.7%
Abbott Laboratories	104,500	5,128,859
Agilent Technologies, Inc.	56,500	2,179,770
Alexion Pharmaceuticals, Inc. (a)	7,350	1,328,660
Biogen, Inc. (a)	4,500	1,817,730
Bristol-Myers Squibb Co.	40,500	2,694,870
Celgene Corp. (a)	27,000	3,124,845
Express Scripts Holding Co. (a)	32,750	2,912,785
Gilead Sciences, Inc.	31,150	3,647,042
Hologic, Inc. (a)	47,250	1,798,335
Laboratory Corp of America Holdings (a)	35,890	4,350,586
Mylan NV (a)	26,000	1,764,360
Thermo Fisher Scientific, Inc.	29,712	3,855,429
		34,603,271
Industrials: 12.9%
3M Co.	30,000	4,628,999
Air Lease Corp.	28,000	949,200
Cummins, Inc.	17,500	2,295,825
Eaton Corp PLC	37,050	2,500,505
Expeditors International of Washington, Inc.	46,000	2,120,830
Landstar System, Inc.	24,250	1,621,598
Quanta Services, Inc. (a)	58,700	1,691,734
Roper Technologies, Inc.	16,100	2,776,606
SolarCity Corp. (a)(c)	31,675	1,696,196
Stanley Black & Decker, Inc.	31,500	3,315,060
United Parcel Service, Inc., Class B	32,201	3,120,599
		26,717,152
Information Technology: 27.7% (b)
Apple, Inc.	96,925	12,156,817
Cognizant Technology Solutions, Class A (a)	50,000	3,054,499
eBay, Inc. (a)	50,750	3,057,179
EMC Corp.	111,000	2,929,290
Facebook, Inc., Class A (a)	31,500	2,701,598
Google, Inc., Class A (a)	8,305	4,485,031
Google, Inc., Class C	5,319	2,768,594
Ingram Micro, Inc., Class A (a)	71,500	1,789,645
Intuit, Inc.	20,400	2,055,708
MasterCard, Inc., Class A	31,000	2,897,880
Microsoft Corp.	69,000	3,046,350
Oracle Corp.	58,820	2,370,446

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Growth Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued

Information Technology, continued
QUALCOMM, Inc.	33,750	$2,113,763
Red Hat, Inc. (a)	23,200	1,761,576
salesforce.com, Inc. (a)	35,250	2,454,458
SunPower Corp. (a)(c)	55,750	1,583,858
Tableau Software, Inc., Class A (a)	9,115	1,050,960
Texas Instruments, Inc.	48,500	2,498,235
Visa, Inc., Class A	39,000	2,618,850
		57,394,737
Materials: 2.5%
Nucor Corp.	60,000	2,644,200
Praxair, Inc.	21,500	2,570,325
		5,214,525
Telecommunication Services: 1.5%
Verizon Communications, Inc.	46,370	2,161,306
Vodafone Group PLC, ADR	27,729	1,010,722
		3,172,028
Utilities: 1.1%
American Water Works Co., Inc.	47,404	2,305,257

TOTAL COMMON STOCKS
(Cost $134,293,965)		199,784,698

TIME DEPOSIT: 3.6%
State Street Euro Dollar Time Deposit,
0.010%, 07/01/15	$7,343,000	7,343,000
(Cost $7,343,000)

SECURITIES PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LENDING: 2.9%
State Street Navigator Securities Lending Prime Portfolio	6,067,904	6,067,904
(Cost $6,067,904)

TOTAL INVESTMENTS: 103.0%
(Cost $147,704,869)		213,195,602

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -2.9%		(6,067,904)

OTHER ASSETS AND LIABILITIES—
(NET): -0.1%		(246,134)

NET ASSETS: 100.0%		$206,881,564

(a)	Non-income producing security.

(b)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

(c)	Security or partial position of this security was on loan as of June 30, 2015. The total market value of securities on loan as of June 30, 2015 was $5,956,597.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCK: 95.5%

Consumer Discretionary: 12.5%
Cabela's, Inc. (a)(b)	237,800	$11,885,244
Carter's, Inc.	93,434	9,932,034
Jamba, Inc. (a)(b)	406,042	6,289,591
Libbey, Inc.	98,988	4,091,174
Men's Wearhouse, Inc., The	132,129	8,465,505
Sally Beauty Holdings Inc (a)	140,000	4,421,200
WCI Communities, Inc. (a)	381,882	9,314,102
		54,398,850
Consumer Staple: 0.8%
Maple Leaf Foods Inc.	187,800	3,562,035

Energy: 1.2%
Ultra Petroleum Corp. (a)(b)	420,217	5,261,117

Financials: 25.7% (c)
Berkshire Hills Bancorp, Inc.	238,592	6,795,100
Cape Bancorp, Inc.	134,303	1,270,506
Capitol Federal Financial, Inc.	1,219,068	14,677,579
FBR & Co. (a)(b)	235,676	5,453,543
Fox Chase Bancorp, Inc.	421,834	7,137,431
HomeTrust Bancshares, Inc. (a)	483,554	8,104,365
Independent Bank Corp.	236,828	11,104,865
Investors Bancorp, Inc.	1,202,994	14,796,826
LaSalle Hotel Properties, REIT	251,692	8,924,998
Meridian Bancorp, Inc. (a)	801,407	10,746,868
Physicians Realty Trust, REIT	433,117	6,652,677
United Financial Bancorp, Inc.	349,039	4,694,575
White Mountains Insurance Group, Ltd.	17,404	11,398,576
		111,757,909
Health Care: 13.7%
Brookdale Senior Living, Inc. (a)	399,616	13,866,675
Cantel Medical Corp.	167,074	8,966,862
Exactech, Inc. (a)	208,295	4,338,785
Halyard Health, Inc. (a)(b)	95,856	3,882,168
Natus Medical, Inc. (a)	270,300	11,503,968
Quintiles Transnational Holdings, Inc. (a)	92,077	6,685,711
Sirona Dental Systems, Inc. (a)	103,791	10,422,692
		59,666,861
Industrials: 13.4%
Essendant Inc	205,938	8,083,067
ICF International, Inc. (a)	108,443	3,780,323
Knoll, Inc.	480,693	12,031,746
Lydall, Inc. (a)	119,521	3,533,041
MRC Global, Inc. (a)	567,551	8,762,987
NN, Inc.	267,963	6,838,416
Oshkosh Corp.	132,188	5,602,127
Thermon Group Holdings, Inc. (a)	398,714	9,597,046
		58,228,753
Information Technology: 21.8%
ACI Worldwide, Inc. (a)	434,954	10,686,820
ARRIS Group, Inc. (a)	252,970	7,740,882
Amdocs, Ltd.	173,676	9,480,973
ExlService Holdings, Inc. (a)	297,405	10,284,265
Ingram Micro, Inc., Class A (a)	481,550	12,053,197
Plantronics, Inc.	94,989	5,348,831
Syntel, Inc. (a)	232,765	11,051,682
Teradyne, Inc.	311,223	6,003,490
TheStreet, Inc.	1,371,653	2,482,692
TiVo, Inc. (a)	823,070	8,345,930
Verint Systems, Inc. (a)	168,777	10,252,359
Westell Technologies, Inc., Class A (a)	1,250,986	1,238,476
		94,969,597
Materials: 2.1%
Axiall Corp.	249,905	9,009,075

Utilities: 4.3%
Laclede Group, Inc., The	230,771	12,013,938
Unitil Corp.	203,426	6,717,127
		18,731,065

TOTAL COMMON STOCKS
(Cost $404,909,753)		415,585,262

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
TIME DEPOSIT: 6.0%
State Street Euro Dollar Time Deposit,
0.010%, 07/01/15	$26,021,000	$26,021,000
(Cost $26,021,000)

SECURITIES PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LENDING: 2.1%
State Street Navigator Securities Lending Prime Portfolio	8,954,253	8,954,253
(Cost $8,954,253)

TOTAL INVESTMENTS: 103.6%
(Cost $439,885,006)		450,560,515

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -2.1%		(8,954,253)

OTHER ASSETS AND LIABILITIES—
(NET): -1.5%		(6,645,069)

NET ASSETS: 100.0%		$434,961,193

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of June 30, 2015. The total market value of securities on loan as of June 30, 2015 was $8,698,233.

(c)	Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 1.6%

Health Care: 0.0%
Interactive Health, Inc. (b)(c)(e)	706	$0

Telecommunications: 1.6%
T-Mobile US, Inc. (e)	41,105	1,593,641
Verizon Communications, Inc.	140,000	6,525,400
		8,119,041

TOTAL COMMON STOCKS
(Cost $8,060,743)		8,119,041

PREFERRED STOCKS: 2.4%

Banking: 0.8%
Goldman Sachs Group, Inc., The,
6.375%(d)	77,400	2,010,078
Morgan Stanley,
6.375%	78,400	1,996,064
		4,006,142
Energy: 0.2%
Vanguard Natural Resources LLC,
7.625% (b)(d)	57,779	1,299,450

Financial Services: 1.4%
Hercules Tech Growth Capital, Inc.,
6.250% (b)(d)	276,125	6,972,156

Health Care: 0.0%
Interactive Health, Inc.,
0.000% (b)(c)	1,412	0

TOTAL PREFERRED STOCKS
(Cost $12,794,223)		12,277,748

BONDS: 94.1%

CORPORATE BONDS: 85.9%

Automotive: 2.8%
Lear Corp.,
5.375%, 03/15/24	$1,000,000	1,020,000
Nexteer Automotive Group Ltd., 144A,
5.875%, 11/15/21 (a)	6,000,000	6,180,000
Stackpole International Intermediate Co., 144A,
7.750%, 10/15/21 (a)(d)	7,000,000	6,930,000
		14,130,000

Banking: 1.3%
Ally Financial, Inc.,
4.125%, 03/30/20	500,000	500,310
Ally Financial, Inc.,
4.625%, 03/30/25	500,000	477,500
Bank of America Corp.,
1.350%, 11/21/16 (b)	2,000,000	2,000,270
Citigroup Inc.,
5.950%, 05/15/25	4,000,000	3,865,800
		6,843,880
Basic Industry: 10.2%
ArcelorMittal,
6.250%, 03/01/21	2,000,000	2,102,500
Brookfield Residential Properties, Inc., 144A,
6.375%, 05/15/25 (a)	3,000,000	2,955,000
Kissner Milling Co., Ltd., 144A,
7.250%, 06/01/19 (a)(b)	6,000,000	6,135,000
Lennar Corp.,
4.750%, 05/30/25	4,000,000	3,900,000
Neenah Paper, Inc., 144A,
5.250%, 05/15/21 (a)	4,500,000	4,533,750
Nexeo Solutions LLC/Finance Corp.,
8.375%, 03/01/18 (b)	5,000,000	4,650,000
Petra Diamonds US Treasury PLC, 144A,
8.250%, 05/31/20 (a)(d)	4,000,000	4,080,000
Polymer Group, Inc.,
7.750%, 02/01/19	603,000	622,598
Polymer Group, Inc., 144A,
6.875%, 06/01/19 (a)	6,000,000	5,542,500
Sappi Papier Holding GmbH, 144A,
6.625%, 04/15/21 (a)	6,750,000	7,036,874
Sappi Papier Holding GmbH, 144A,
7.500%, 06/15/32 (a)	2,955,000	2,807,250
Taylor Morrison Communities, Inc., 144A,
5.875%, 04/15/23 (a)	2,000,000	1,985,000
Taylor Morrison Communities, Inc., 144A,
5.625%, 03/01/24 (a)	5,000,000	4,837,500
Zachry Holdings, Inc., 144A,
7.500%, 02/01/20 (a)	1,000,000	1,000,000
		52,187,972
Capital Goods: 5.0%
CTP Transportation Products LLC/Finance, Inc., 144A,
8.250%, 12/15/19 (a)	6,000,000	6,240,000

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Capital Goods, continued
Milacron LLC/Mcron Finance Corp., 144A,
7.750%, 02/15/21 (a)	$1,615,000	$1,671,525
PaperWorks Industries, Inc., 144A,
9.500%, 08/15/19 (a)	3,000,000	2,996,250
Plastipak Holdings, Inc., 144A,
6.500%, 10/01/21 (a)	1,000,000	1,022,500
SPL Logistics Escrow LLC/Finance Corp., 144A,
8.875%, 08/01/20 (a)	5,000,000	5,325,000
Unifrax I, LLC/Holding Co., 144A,
7.500%, 02/15/19 (a)	6,916,000	6,985,160
Waterjet Holdings, Inc., 144A,
7.625%, 02/01/20 (a)	1,400,000	1,463,000
		25,703,435
Consumer Goods: 0.8%
Apex Tool Group LLC, 144A,
7.000%, 02/01/21 (a)	250,000	224,375
HJ Heinz Co.,
6.375%, 07/15/28	1,000,000	1,120,000
KeHE Distributors, LLC/Finance Corp., 144A,
7.625%, 08/15/21 (a)	2,500,000	2,631,250
		3,975,625
Energy: 9.9%
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/20	2,000,000	2,115,000
Chaparral Energy, Inc.,
7.625%, 11/15/22	7,000,000	5,075,000
Energy XXI Gulf Coast, Inc., 144A,
11.000%, 03/15/20 (a)(d)	4,000,000	3,520,000
Exterran Partners LP/EXLP Finance Corp.,
6.000%, 04/01/21	2,250,000	2,182,500
Exterran Partners LP/EXLP Finance Corp.,
6.000%, 10/01/22	2,000,000	1,910,000
Ferrellgas LP/Finance Corp.,
6.750%, 01/15/22	3,600,000	3,627,000
Hilcorp Energy I LP/Finance Co., 144A,
5.750%, 10/01/25 (a)	3,000,000	2,895,000
ION Geophysical Corp.,
8.125%, 05/15/18	8,000,000	5,639,999
Laredo Petroleum, Inc.,
7.375%, 05/01/22	4,350,000	4,600,125
Laredo Petroleum, Inc.,
6.250%, 03/15/23	2,285,000	2,336,413
PHI, Inc.,
5.250%, 03/15/19	400,000	372,000
Rosetta Resources, Inc.,
5.875%, 06/01/22	4,000,000	4,290,000
Rosetta Resources, Inc.,
5.875%, 06/01/24	2,000,000	2,165,000
Sabine Pass Liquefaction, LLC,
5.625%, 02/01/21	1,710,000	1,752,750
Sabine Pass Liquefaction, LLC,
5.750%, 05/15/24	1,450,000	1,451,813
SM Energy Co., 144A,
6.125%, 11/15/22 (a)	3,000,000	3,098,100
SM Energy Co.,
6.500%, 01/01/23	430,000	442,900
SM Energy Co.,
5.625%, 06/01/25	500,000	496,150
Vanguard Natural Resources LLC/Finance Corp.,
7.875%, 04/01/20	2,500,000	2,400,000
		50,369,750
Financial Services: 3.9%
Fly Leasing, Ltd.,
6.750%, 12/15/20	2,000,000	2,065,000
Fly Leasing, Ltd.,
6.375%, 10/15/21	7,000,000	7,105,000
Jefferies Finance LLC, 144A,
7.500%, 04/15/21 (a)	4,000,000	4,009,400
KCG Holdings, Inc., 144A,
6.875%, 03/15/20 (a)	7,000,000	6,772,500
		19,951,900
Health Care: 4.9%
Endo Finance LLC/ Endo Ltd/ Endo Finco Inc., 144A,
6.000%, 07/15/23 (a)	750,000	767,813
Hanger, Inc.,
7.125%, 11/15/18	3,550,000	3,558,875
Hologic Inc, 144A,
5.250%, 07/15/22 (a)	250,000	255,938
Kindred Healthcare, Inc.,
6.375%, 04/15/22	2,500,000	2,506,250

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Health Care, continued
Kindred Healthcare, Inc., 144A,
8.750%, 01/15/23 (a)	$7,000,000	$7,630,000
Mallinckrodt International Finance SA,
4.750%, 04/15/23	3,000,000	2,812,500
Mallinckrodt International Finance SA, 144A,
5.500%, 04/15/25 (a)	2,250,000	2,190,938
Tenet Healthcare Corp,
6.875%, 11/15/31	3,600,000	3,348,000
THC Escrow Corp II, 144A,
6.750%, 06/15/23 (a)	2,000,000	2,042,500
		25,112,814
Leisure: 0.1%
Viking Cruises, Ltd., 144A,
8.500%, 10/15/22 (a)	500,000	557,500

Media: 15.6%
Altice Financing SA, 144A,
6.500%, 01/15/22 (a)	4,000,000	4,010,000
Altice Financing SA, 144A,
6.625%, 02/15/23 (a)	1,000,000	995,300
Altice Finco SA, 144A,
8.125%, 01/15/24 (a)(d)	4,250,000	4,303,125
Columbus International, Inc., 144A,
7.375%, 03/30/21 (a)	8,500,000	9,169,375
Dish DBS Corp.,
5.875%, 07/15/22	2,000,000	1,965,000
Dish DBS Corp.,
5.875%, 11/15/24	7,500,000	7,223,438
Expo Event Transco, Inc., 144A,
9.000%, 06/15/21 (a)	9,050,000	9,411,999
Harland Clarke Holdings Corp., 144A,
6.875%, 03/01/20 (a)	5,000,000	4,825,000
Harland Clarke Holdings Corp., 144A,
9.250%, 03/01/21 (a)(d)	5,000,000	4,393,750
Lee Enterprises, Inc., 144A,
9.500%, 03/15/22 (a)	3,520,000	3,594,800
Nexstar Broadcasting, Inc., 144A,
6.125%, 02/15/22 (a)	3,000,000	3,052,500
Quad/Graphics, Inc.,
7.000%, 05/01/22	7,000,000	6,842,500
Sirius XM Radio, Inc., 144A,
6.000%, 07/15/24 (a)	2,950,000	2,986,875
Sirius XM Radio, Inc., 144A,
5.375%, 04/15/25 (a)(d)	4,000,000	3,870,000
TiVo, Inc., 144A,
2.000%, 10/01/21 (a)(d)	1,000,000	915,625
Townsquare Media, Inc., 144A,
6.500%, 04/01/23 (a)	2,000,000	1,987,500
Unitymedia GmbH, 144A,
6.125%, 01/15/25 (a)	2,000,000	2,095,000
VTR Finance BV, 144A,
6.875%, 01/15/24 (a)	7,500,000	7,682,625
		79,324,412
Real Estate: 2.6%
Forestar USA Real Estate Group, Inc., 144A,
8.500%, 06/01/22 (a)	3,100,000	3,231,750
Kennedy-Wilson, Inc.,
5.875%, 04/01/24	10,000,000	9,975,000
		13,206,750
Retail: 4.7%
CST Brands, Inc.,
5.000%, 05/01/23	4,000,000	4,000,000
Ingles Markets, Inc.,
5.750%, 06/15/23	10,000,000	10,213,000
Levi Strauss & Co., 144A,
5.000%, 05/01/25 (a)(d)	100,000	97,250
Outerwall, Inc.,
6.000%, 03/15/19	3,700,000	3,727,750
Outerwall, Inc.,
5.875%, 06/15/21	1,000,000	940,000
Radio Systems Corp., 144A,
8.375%, 11/01/19 (a)	2,350,000	2,496,875
Sally Holdings LLC/Capital, Inc.,
5.750%, 06/01/22	2,425,000	2,540,188
		24,015,063
Services: 5.0%
Ahern Rentals, Inc., 144A,
7.375%, 05/15/23 (a)	7,500,000	7,443,750
BlueLine Rental Finance Corp., 144A,
7.000%, 02/01/19 (a)	4,100,000	4,233,250
Jurassic Holdings III, Inc., 144A,
6.875%, 02/15/21 (a)	2,750,000	2,158,750
Michael Baker Holdings LLC/Finance Corp., 144A,
8.875%, 04/15/19 (a)(b)	8,000,000	7,360,000

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Services, continued
United Rentals North America, Inc.,
7.375%, 05/15/20	$2,000,000	$2,143,980
United Rentals North America, Inc.,
5.750%, 11/15/24	2,000,000	1,980,000
		25,319,730
Technology & Electronics: 5.8%
BCP Singapore VI Cayman Financing Co., Ltd., 144A,
8.000%, 04/15/21 (a)	4,500,000	4,550,625
Entegris, Inc., 144A,
6.000%, 04/01/22 (a)	4,510,000	4,650,938
j2 Global, Inc.,
8.000%, 08/01/20	7,000,000	7,594,999
Micron Technology, Inc., 144A,
5.250%, 08/01/23 (a)	3,100,000	2,979,875
Micron Technology, Inc., 144A,
5.625%, 01/15/26 (a)	3,000,000	2,778,750
Syncreon Group BV/Global Finance US, Inc., 144A,
8.625%, 11/01/21 (a)	1,050,000	800,625
Syniverse Holdings, Inc.,
9.125%, 01/15/19	7,013,000	6,206,505
		29,562,317
Telecommunications: 8.6%
B Communications, Ltd., 144A,
7.375%, 02/15/21 (a)	7,750,000	8,350,624
CenturyLink, Inc., 144A,
5.625%, 04/01/25 (a)	5,000,000	4,531,250
Cogent Communications Group, Inc., 144A,
5.375%, 03/01/22 (a)	4,500,000	4,460,625
Eileme 2 AB, 144A,
11.625%, 01/31/20 (a)	5,400,000	6,020,460
Frontier Communications Corp.,
6.875%, 01/15/25 (d)	7,000,000	5,880,000
Sprint Corp.,
7.875%, 09/15/23	3,000,000	2,933,400
Sprint Corp.,
7.125%, 06/15/24	4,500,000	4,185,450
Sprint Corp.,
7.625%, 02/15/25	2,000,000	1,890,000
T-Mobile USA, Inc.,
6.375%, 03/01/25	2,000,000	2,050,000
Windstream Services LLC,
7.750%, 10/01/21	4,000,000	3,680,000
		43,981,809
Transportation: 4.6%
Air Canada, 144A,
7.750%, 04/15/21 (a)(d)	7,500,000	8,025,000
Allegiant Travel Co.,
5.500%, 07/15/19	1,500,000	1,518,750
Kenan Advantage Group, Inc., The, 144A,
8.375%, 12/15/18 (a)	5,650,000	5,897,188
Navios Maritime Acquisition Corp./Finance US, Inc., 144A,
8.125%, 11/15/21 (a)	8,000,000	7,910,000
		23,350,938
Utility: 0.1%
FPL Energy National Wind Portfolio LLC, 144A,
6.125%, 03/25/19 (a)(b)	38,330	38,617
Ormat Funding Corp.,
8.250%, 12/30/20 (b)	391,228	401,009
		439,626

TOTAL CORPORATE BONDS
(Cost $446,331,444)		438,033,521

LOANS: 6.7%

Energy: 1.1%
Green Plains Processing LLC,
6.500%, 06/30/20 (b)	5,489,986	5,515,683

Health Care: 0.6%
Alvogen Pharma US, Inc.,
1.000%, 04/22/22 (b)	2,962,500	2,977,313

Media: 0.0% (f)
Lee Enterprises, Inc.,
7.250%, 03/31/19 (b)	195,000	196,219

Retail: 3.9%
Charlotte Russe, Inc., Term B,
6.750%, 05/21/19 (b)	9,850,277	9,431,640
Jill Acquisition LLC,
1.000%, 05/04/22	3,000,000	3,000,000

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

LOANS, continued

Retail, continued
TOMS Shoes LLC,
1.000%, 10/31/20 (b)	$7,980,000	$7,398,976
		19,830,616
Technology & Electronics: 0.6%
Internap Corp.,
6.000%, 11/26/19	2,915,202	2,944,354

Telecommunications: 0.5%
PRWireless, Inc.,
1.000%, 06/27/20 (b)	2,970,000	2,836,350

TOTAL LOANS
(Cost $34,379,677)		34,300,535

U.S TREASURY NOTES: 1.5%
United States Treasury Note,
2.000%, 02/15/25 (d)	8,000,000	7,773,128
(Cost $8,048,839)

TOTAL BONDS
(Cost $488,759,960)		480,107,184

CERTIFICATES OF DEPOSIT: 0.2%
Beneficial State Bank,
1.100%, 01/21/18	200,000	200,000
Beneficial State Bank, FSB CDARS,
0.080%, 07/08/15	200,000	200,000
Beneficial State Bank, FSB CDARS,
0.080%, 10/15/15	100,000	100,000
Beneficial State Bank,
1.250%, 05/10/17	100,000	100,000
Self Help Credit Union,
0.800%, 01/04/16	100,000	100,000
Urban Partnership Bank,
0.300%, 07/01/15	100,539	100,539
Urban Partnership Bank,
0.200%, 08/03/15	100,000	100,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $900,539)		900,539

TIME DEPOSIT: 1.2%
State Street Euro Dollar Time Deposit,
0.010%, 07/01/2015	5,932,000	5,932,000
(Cost $5,932,000)

SECURITIES PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LENDING: 6.8%
State Street Navigator Securities Lending Prime Portfolio	34,635,950	34,635,950
(Cost $34,635,950)

TOTAL INVESTMENTS: 106.3%
(Cost $551,083,415)		541,972,462

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -6.8%		(34,635,950)

OTHER ASSETS AND LIABILITIES—
(NET): 0.5%		2,753,572

NET ASSETS: 100.0%		$510,090,084

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)	Illiquid security.

(c)	Fair valued security.

(d)	Security or partial position of this security was on loan as of June 30, 2015. The total market value of securities on loan as of June 30, 2015 was $37,698,375.

(e)	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 97.4%

RENEWABLE & ALTERNATIVE ENERGY: 6.9%

Solar Energy Generation Equipment: 1.8%
Trina Solar, Ltd., ADR (a)	382,300	$4,449,972

Renewable Energy Developer & Independent Power Producers (IPPS) : 5.1%
Enel Green Power SpA	3,363,368	6,574,729
Huaneng Renewables Corp., Ltd.	14,246,000	5,707,619
		12,282,348

ENERGY EFFICIENCY: 35.3%

Power Network Efficiency: 3.3%
Itron, Inc. (a)	67,485	2,324,183
Quanta Services, Inc. (a)	195,900	5,645,838
		7,970,021
Industrial Energy Efficiency: 11.1%
Delta Electronics, Inc.	428,000	2,189,595
GEA Group AG	141,636	6,318,797
IMI PLC	154,307	2,727,759
Regal Beloit Corp.	80,400	5,836,235
Rockwell Automation, Inc.	18,768	2,339,243
SMC Corp./Japan	10,900	3,280,018
Spirax-Sarco Engineering PLC	79,340	4,231,624
		26,923,271
Buildings Energy Efficiency: 10.4%
Acuity Brands, Inc.	16,200	2,915,676
Ingersoll-Rand PLC	87,500	5,899,250
Kingspan Group PLC	223,335	5,392,782
Legrand SA	104,580	5,885,959
Sekisui Chemical Co., Ltd.	417,200	5,121,559
		25,215,226
Transport Energy Efficiency: 5.7%
BorgWarner, Inc.	121,300	6,894,692
Delphi Automotive PLC	80,600	6,858,254
		13,752,946
Consumer Energy Efficiency: 4.0%
Epistar Corp.	2,200,000	2,940,336
Murata Manufacturing Co., Ltd.	38,900	6,788,645
		9,728,981

Diversified Energy Efficiency: 0.8%
Siemens AG	20,678	2,092,022

WATER INFRASTRUCTURE & TECHNOLOGIES: 25.7%

Water Infrastructure: 13.7%
Beijing Enterprises Water Group, Ltd. (a)	5,156,000	4,229,751
IDEX Corp.	74,250	5,834,565
Pentair PLC	103,050	7,084,688
Roper Technologies, Inc.	26,800	4,621,928
Watts Water Technologies, Inc., Class A	92,046	4,772,585
Xylem, Inc.	188,100	6,972,867
		33,516,384
Water Treatment Equipment: 3.4%
Kemira Oyj	419,476	4,767,358
Pall Corp.	27,821	3,462,323
		8,229,681
Water Utilities: 8.6%
American Water Works Co., Inc.	139,100	6,764,432
Cia de Saneamento Basico do Estado, ADR	429,300	2,223,774
Pennon Group PLC	460,077	5,860,841
Severn Trent PLC	182,771	5,972,291
		20,821,338

POLLUTION CONTROL: 12.5%

Pollution Control Solutions: 3.7%
Donaldson Co., Inc.	51,500	1,843,700
ENN Energy Holdings, Ltd.	781,500	4,699,424
Umicore SA	50,192	2,383,444
		8,926,568

Environmental Testing & Gas Sensing: 8.8%
Agilent Technologies, Inc.	164,600	6,350,268
Applus Services SA (a)	330,317	3,901,234
Horiba, Ltd.	127,199	5,166,887
Thermo Fisher Scientific, Inc.	46,300	6,007,888
		21,426,277

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax World Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued

WASTE MANAGEMENT & TECHNOLOGIES: 8.5%

Hazardous Waste Management: 5.2%
Daiseki Co., Ltd.	300,786	$5,818,375
Stericycle, Inc. (a)	50,250	6,728,977
		12,547,352
General Waste Management: 3.3%
Shanks Group PLC	1,347,942	2,155,018
Suez Environnement Co.	319,942	5,972,995
		8,128,013

FOOD, AGRICULTURE & FORESTRY: 4.2%

Logistics, Food Safety and Packaging: 1.5%
Sealed Air Corp.	70,400	3,617,152

Sustainable and Efficient Agriculture: 2.7%
Marine Harvest ASA	400,000	4,581,032
Trimble Navigation, Ltd. (a)	81,700	1,916,682
		6,497,714

DIVERSIFIED ENVIRONMENTAL: 4.3%

Diversified Environmental: 4.3%
3M Co.	29,800	4,598,140
Linde AG	30,536	5,786,979
		10,385,119

TOTAL COMMON STOCKS
(Cost $205,222,295)		236,510,385

TOTAL INVESTMENTS: 97.4%
(Cost $205,222,295)		236,510,385

OTHER ASSETS AND LIABILITIES—
(NET): 2.6%		6,331,457

NET ASSETS: 100.0%		$242,841,842

(a)	Non-income producing security.

ADR	American Depositary Receipt

SUMMARY OF INVESTMENTS BY COUNTRY

Percent of Net Assets	Value	Percent of Net Assets
Belgium	$2,383,444	1.0%
Brazil	2,223,774	0.9%
China	14,857,014	6.1%
Finland	4,767,358	2.0%
France	11,858,954	4.9%
Germany	14,197,798	5.8%
Hong Kong	4,229,751	1.7%
Ireland	18,376,720	7.6%
Italy	6,574,729	2.7%
Japan	26,175,485	10.8%
Norway	4,581,032	1.9%
Spain	3,901,234	1.6%
Taiwan	5,129,927	2.1%
United Kingdom	27,805,787	11.5%
United States	89,447,378	36.8%
Other Assets and Liabilities - (Net)	6,331,457	2.6%
Total	$242,841,842	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 98.9%

Australia: 8.3%
Amcor, Ltd.	74,913	$791,643
AMP, Ltd.	142,817	662,715
APA Group	74,010	470,078
Australia & New Zealand Banking Group, Ltd	142,336	3,532,375
Brambles, Ltd.	75,232	613,721
Caltex Australia, Ltd.	19,621	481,659
Commonwealth Bank of Australia	80,964	5,309,369
Goodman Group, REIT	123,484	596,388
GPT Group, The, REIT	93,704	308,910
Insurance Australia Group, Ltd.	96,847	416,381
Lend Lease Group	39,065	451,679
Mirvac Group, REIT	418,144	595,721
National Australia Bank, Ltd.	136,436	3,504,231
Newcrest Mining, Ltd. (a)	46,852	471,759
QBE Insurance Group, Ltd.	72,662	765,138
Ramsay Health Care, Ltd.	7,921	375,201
Stockland, REIT	167,158	527,838
Transurban Group	114,793	823,020
Wesfarmers, Ltd.	62,148	1,868,985
Westpac Banking Corp.	161,307	3,991,059
Woodside Petroleum, Ltd.	40,405	1,066,153
		27,624,023
Austria: 0.1%
OMV AG	10,694	294,403

Belgium: 0.5%
Colruyt SA	8,228	369,091
Delhaize Group	4,277	347,879
KBC Groep NV	15,084	1,011,203
		1,728,173
Denmark: 2.3%
Coloplast A/S, Class B	2,764	181,272
Novo Nordisk A/S, Class B	99,008	5,433,050
Novozymes A/S, Class B	14,629	695,033
Pandora A/S	7,400	794,051
Vestas Wind Systems A/S	13,831	689,386
		7,792,792
Finland: 0.4%
Stora Enso OYJ, Class R	33,784	348,152
UPM-Kymmene OYJ	26,288	465,190
Wartsila OYJ Abp	11,548	541,104
		1,354,446

France: 8.3%
Accor SA	14,254	721,396
Air Liquide SA	17,631	2,237,208
Atos SE	5,373	401,488
AXA SA	104,294	2,644,044
Bouygues SA	13,145	491,445
Bureau Veritas SA	25,635	590,937
Cap Gemini SA	6,669	591,650
Carrefour SA (a)	25,259	811,660
Christian Dior SE	2,479	485,311
Cie de Saint-Gobain	23,710	1,070,302
Danone SA	32,788	2,123,822
Essilor International SA	10,849	1,299,715
Gecina SA, REIT	3,226	397,594
Kering	3,882	694,051
Lafarge SA	10,577	699,320
Legrand SA	13,999	787,890
L'Oreal SA	13,453	2,407,022
Natixis SA	45,242	326,527
Renault SA	8,477	888,791
Rexel SA	16,958	273,645
Schneider Electric SE	26,081	1,805,822
Societe BIC SA	3,046	485,604
Suez Environnement Co.	23,972	447,533
Technip SA	4,442	275,289
Unibail-Rodamco SE, REIT	5,399	1,371,371
Vallourec SA	3,028	61,861
Vinci SA	25,046	1,453,612
Vivendi SA	62,671	1,589,122
Wendel SA	1,039	127,672
		27,561,704
Germany: 7.5%
adidas AG	8,993	688,093
Allianz SE	22,220	3,465,231
BASF SE	44,141	3,884,095
Bayerische Motoren Werke AG	19,109	2,010,783
Beiersdorf AG	7,057	591,308
Deutsche Boerse AG	9,730	805,912
Deutsche Lufthansa AG (a)	5,874	75,787
Deutsche Post AG	46,737	1,365,621
Fraport AG Frankfurt Airport Svc Worldwide	5,268	330,895
GEA Group AG	9,492	423,466
HeidelbergCement AG	6,296	499,001
Henkel AG & Co. KGaA	16,526	1,720,595
K+S AG	15,357	647,571

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued

Germany, continued
Linde AG	9,272	$1,757,168
Merck KGaA	5,454	543,710
METRO AG	15,290	482,921
Muenchener Rueckversicherungs AG	8,331	1,477,038
ProSiebenSat.1 Media AG	10,564	521,799
SAP SE	46,867	3,284,265
TUI AG	23,871	386,239
		24,961,498
Hong Kong: 1.7%
CLP Holdings, Ltd.	72,000	611,003
Hang Seng Bank, Ltd.	48,200	941,392
Hong Kong & China Gas Co., Ltd.	400,400	840,012
Hong Kong Exchanges and Clearing, Ltd.	59,985	2,113,544
Li & Fung, Ltd.	410,000	325,036
MTR Corp. Ltd.	25,500	118,476
Swire Pacific, Ltd., Class A	42,500	534,219
Swire Properties Ltd.	61,400	195,439
		5,679,121
Ireland: 0.5%
CRH PLC	45,623	1,286,246
Kerry Group PLC, Class A	7,003	519,488
		1,805,734
Israel: 0.0% (b)
Delek Group, Ltd.	221	65,159

Italy: 1.6%
Assicurazioni Generali SpA	78,631	1,417,227
Atlantia SpA	20,047	495,318
Intesa Sanpaolo SpA	640,390	2,325,565
Pirelli & C. SpA	6,171	104,149
Snam SpA	122,311	582,080
Terna Rete Elettrica Nazionale	98,450	435,321
		5,359,660
Japan: 22.9%
Aeon Co., Ltd.	27,500	390,227
Aisin Seiki Co., Ltd.	16,200	688,812
Ajinomoto Co., Inc.	32,000	692,008
Asahi Glass Co., Ltd.	54,000	324,191
Asahi Kasei Corp.	85,000	697,220
Asics Corp.	13,700	353,915
Astellas Pharma, Inc.	121,900	1,736,568
Benesse Corp.	3,800	95,264
Casio Computer Co., Ltd.	18,300	360,962
Central Japan Railway Co.	8,700	1,569,954
Chugai Pharmaceutical Co., Ltd.	12,600	434,616
Citizen Holdings Co., Ltd.	17,500	122,093
Dai Nippon Printing Co., Ltd.	31,000	319,884
Daikin Industries, Ltd.	9,500	682,940
Daiwa House Industry Co., Ltd.	38,000	885,322
Denso Corp.	25,500	1,268,704
Dentsu, Inc.	12,400	641,484
East Japan Railway Co.	17,200	1,546,266
Eisai Co., Ltd.	13,700	918,511
Fast Retailing Co., Ltd.	2,500	1,133,678
Fuji Heavy Industries, Ltd.	34,800	1,279,623
Fujitsu, Ltd.	78,000	435,813
Hitachi Chemical Co., Ltd.	6,000	108,066
Hitachi Construction Machinery Co., Ltd.	16,200	283,589
Honda Motor Co., Ltd.	87,500	2,827,985
Ibiden Co., Ltd.	7,100	120,071
Inpex Corp.	46,100	523,279
JFE Holdings, Inc.	22,000	487,429
Kajima Corp.	36,000	169,084
Kao Corp.	31,900	1,483,572
Kawasaki Heavy Industries, Ltd.	69,000	321,622
KDDI Corp.	89,900	2,169,462
Keyence Corp.	2,500	1,347,441
Kobe Steel, Ltd.	177,000	297,787
Komatsu, Ltd.	44,700	896,830
Konica Minolta, Inc.	29,000	338,000
Kubota Corp.	71,000	1,125,802
Kyocera Corp.	17,700	920,266
Mazda Motor Corp.	38,800	759,269
Mitsubishi Corp.	67,200	1,477,325
Mitsubishi Electric Corp.	110,000	1,420,396
Mitsubishi Materials Corp.	95,000	364,773
Mitsubishi Motors Corp.	31,700	269,578
Mitsubishi UFJ Lease & Finance Co., Ltd.	40,200	219,832
Mitsui Fudosan Co., Ltd.	49,000	1,371,162
Mitsui OSK Lines, Ltd.	92,000	294,491
Mizuho Financial Group, Inc.	1,242,500	2,688,438

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued

Japan, continued
Murata Manufacturing Co., Ltd.	10,600	$1,849,862
NEC Corp.	146,000	441,818
NGK Insulators, Ltd.	14,000	360,235
NGK Spark Plug Co., Ltd.	7,000	193,859
Nikon Corp.	22,200	256,559
Nippon Paint Holdings Co., Ltd.	12,000	338,167
Nippon Steel & Sumitomo Metal Corp.	390,000	1,011,213
Nippon Telegraph & Telephone Corp.	42,400	1,535,547
Nissan Motor Co., Ltd.	125,600	1,312,137
Nitto Denko Corp.	8,100	665,191
NSK, Ltd.	22,000	339,223
NTT Data Corp.	7,700	336,264
NTT DOCOMO, Inc.	58,900	1,130,794
Obayashi Corp.	48,000	350,023
Omron Corp.	11,200	486,508
Oriental Land Co., Ltd./Japan	10,600	676,165
Osaka Gas Co., Ltd.	60,000	236,808
Panasonic Corp.	104,600	1,432,623
Resona Holdings, Inc.	151,700	827,391
Ricoh Co., Ltd.	45,000	466,153
Santen Pharmaceutical Co., Ltd.	29,000	410,313
Secom Co., Ltd.	11,500	747,104
Sekisui Chemical Co., Ltd.	16,000	196,416
Sekisui House, Ltd.	34,800	552,657
Seven & i Holdings Co., Ltd.	45,000	1,931,653
Sharp Corp./Japan (a)	28,000	34,023
Shimizu Corp.	63,000	530,179
Shin-Etsu Chemical Co., Ltd.	23,400	1,451,055
Sompo Japan Nipponkoa Holdings, Inc.	20,000	732,325
Sony Corp. (a)	57,500	1,632,819
Sumitomo Chemical Co., Ltd.	86,000	516,723
Sumitomo Corp.	59,700	694,873
Sumitomo Electric Industries, Ltd.	46,000	711,958
Sumitomo Metal Mining Co., Ltd.	36,000	547,523
Sumitomo Mitsui Financial Group, Inc.	66,200	2,947,170
Sumitomo Mitsui Trust Holdings, Inc.	188,000	860,025
Suzuken Co., Ltd.	14,400	460,699
Sysmex Corp.	6,400	381,168
T&D Holdings, Inc.	36,500	544,124
Takeda Pharmaceutical Co., Ltd.	48,400	2,336,203
TDK Corp.	9,000	689,152
Toho Gas Co., Ltd.	57,000	337,447
Tokyo Electron, Ltd.	11,700	743,617
Tokyo Gas Co., Ltd.	174,000	923,710
Tokyu Corp.	58,000	388,174
Toray Industries, Inc.	94,000	794,553
TOTO, Ltd.	17,000	306,406
Toyota Industries Corp.	8,200	466,960
Yakult Honsha Co., Ltd.	6,000	355,377
Yamaha Motor Co., Ltd.	22,300	487,248
		76,821,798
Luxembourg: 0.3%
SES SA	14,836	498,756
Subsea 7 SA	9,756	95,426
Tenaris SA	26,307	354,836
		949,018
Netherlands: 4.7%
Aegon NV	70,604	520,930
Akzo Nobel NV	12,349	901,589
ASML Holding NV	17,317	1,801,269
CNH Industrial NV	68,843	628,188
Gemalto NV	3,074	274,778
ING Groep NV	184,476	3,063,291
Koninklijke Ahold NV	42,518	798,175
Koninklijke DSM NV	7,913	459,430
Koninklijke KPN NV	124,716	478,141
Koninklijke Philips NV	49,176	1,255,092
NN Group NV	14,112	397,426
Reed Elsevier NV	38,998	927,594
Unilever NV	81,163	3,393,354
Wolters Kluwer NV	22,391	666,440
		15,565,697
New Zealand: 0.1%
Auckland International Airport, Ltd.	59,347	198,628

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued

Norway: 0.9%
DNB ASA	40,688	$677,602
Norsk Hydro ASA	44,550	186,973
Statoil ASA	65,018	1,162,717
Telenor ASA	42,870	939,918
		2,967,210
Portugal: 0.2%
EDP - Energias de Portugal SA	124,440	474,116
Galp Energia SGPS SA	19,067	224,443
		698,559
Singapore: 1.5%
CapitaLand, Ltd.	133,000	345,370
City Developments, Ltd.	51,000	370,083
DBS Group Holdings, Ltd.	94,400	1,448,440
Keppel Corp., Ltd.	69,000	420,563
Singapore Press Holdings, Ltd.	234,000	708,482
Singapore Telecommunications, Ltd.	526,000	1,641,497
		4,934,435
Spain: 3.5%
Abertis Infraestructuras SA	14,187	232,981
Amadeus IT Holding SA, Class A	25,970	1,036,728
Banco Bilbao Vizcaya Argentaria SA	309,011	3,044,979
CaixaBank SA	118,297	550,471
Distribuidora Internacional de Alimentacion SA	61,020	467,631
Enagas	15,341	417,619
Ferrovial SA	21,447	465,966
Iberdrola SA	275,204	1,858,051
Inditex SA	59,542	1,942,099
Red Electrica Corp. SA	9,666	776,177
Repsol SA	44,922	791,778
		11,584,480
Sweden: 4.2%
Alfa Laval AB	16,495	290,328
Assa Abloy AB (a)	44,229	832,646
Atlas Copco AB, Class A	30,878	863,914
Atlas Copco AB, Class B	16,772	417,801
Boliden AB	17,421	317,597
Electrolux AB, Class B	12,403	388,625
Hennes & Mauritz AB, Class B	46,267	1,780,757
Investment AB Kinnevik, Class B	16,196	512,277
Nordea Bank AB	158,738	1,979,741
Sandvik AB	69,200	765,026
Skandinaviska Enskilda Banken AB, Class A	56,192	718,771
Skanska AB, Class B	21,383	433,306
SKF AB, Class B	25,971	592,606
Svenska Cellulosa AB SCA, Class B	45,368	1,153,626
Swedbank AB, Class A	48,970	1,141,707
TeliaSonera AB	141,684	835,048
Volvo AB, Class B	75,622	939,038
		13,962,814
Switzerland: 9.3%
Actelion, Ltd. (a)	5,023	735,626
Aryzta AG (a)	4,950	243,556
Chocoladefabriken Lindt & Spruengli AG	86	454,886
Geberit AG	2,120	706,796
Givaudan SA (a)	465	805,057
Holcim, Ltd. (a)	10,202	752,760
Kuehne & Nagel International AG	2,240	297,434
Lonza Group AG (a)	2,933	392,040
Novartis AG	117,241	11,531,878
Roche Holding AG	35,692	10,007,731
SGS SA	256	466,840
Swiss Re AG	18,480	1,635,900
Swisscom AG	1,671	936,506
Zurich Insurance Group AG (a)	7,294	2,220,510
		31,187,520
United Kingdom: 20.1%
3i Group PLC	43,891	356,140
Aberdeen Asset Management PLC	37,141	235,587
Aggreko PLC	19,499	440,430
Associated British Foods PLC	18,900	851,675
Aviva PLC	205,363	1,590,614
Barratt Developments PLC	55,591	536,193
BG Group PLC	171,832	2,861,830
British Land Co. PLC, The, REIT	49,793	620,226
BT Group PLC	400,072	2,833,047

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued

United Kingdom, continued
Bunzl PLC	25,614	$698,735
Burberry Group PLC	27,688	683,073
Capita PLC	44,528	865,207
Centrica PLC	7,752	32,167
Croda International PLC	7,471	323,039
GKN PLC	119,834	629,587
GlaxoSmithKline PLC	231,023	4,803,417
Hammerson PLC, REIT	56,324	544,332
HSBC Holdings PLC	939,548	8,413,095
InterContinental Hotels Group PLC	12,193	491,582
Intertek Group PLC	12,284	472,319
ITV PLC	178,826	739,881
Johnson Matthey PLC	15,379	733,396
Kingfisher PLC	148,647	810,793
Land Securities Group PLC, REIT	42,017	794,502
Legal & General Group PLC	294,331	1,150,852
London Stock Exchange Group PLC	14,497	539,298
Marks & Spencer Group PLC	93,027	784,769
Meggitt PLC	59,384	434,853
Mondi PLC	22,231	478,617
National Grid PLC	188,653	2,428,120
Next PLC	8,456	989,706
Old Mutual PLC	303,793	961,612
Pearson PLC	48,682	921,767
Petrofac, Ltd.	20,368	296,369
Prudential PLC	122,606	2,954,749
Reckitt Benckiser Group PLC	31,844	2,746,043
Reed Elsevier PLC	65,276	1,060,779
Rexam PLC	63,482	550,582
RSA Insurance Group PLC	76,745	478,566
Schroders PLC	9,084	453,262
Smiths Group PLC	30,499	540,614
SSE PLC	53,998	1,303,209
Standard Chartered PLC	122,593	1,963,253
Standard Life PLC	102,742	716,422
Taylor Wimpey PLC	171,537	500,249
Tesco PLC	492,519	1,640,964
Tullow Oil PLC	68,703	367,168
Unilever PLC	63,141	2,711,220
United Utilities Group PLC	44,606	624,768
Vodafone Group PLC	1,282,250	4,677,510
Whitbread PLC	8,862	688,482
William Hill PLC	21,748	137,761
Wolseley PLC	16,713	1,065,860
WPP PLC	71,507	1,605,059
		67,133,350

TOTAL COMMON STOCKS
(Cost $327,057,853)		330,230,222

EXCHANGE TRADED FUNDS: 0.5%
iShares MSCI EAFE ETF	24,080	1,528,839
(Cost $1,567,521)

RIGHTS: 0.0% (b)

Spain: 0.0% (b)
Abertis Infraestructuras SA, Expires 07/03/15 (a)	14,187	11,704
Repsol SA, Expires 07/09/15 (a)	44,922	23,288
(Cost $38,858)		34,992

TIME DEPOSIT: 0.1%
State Street Euro Dollar Time Deposit,
0.010%, 07/01/15	$417,000	417,000
(Cost $417,000)

TOTAL INVESTMENTS: 99.5%
(Cost $329,081,232)		332,211,053

OTHER ASSETS AND LIABILITIES—
(NET): 0.5%		1,681,717

NET ASSETS: 100.0%		$333,892,770

(a)	Non-income producing security.

(b)	Rounds to less than 0.05%.

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax MSCI International ESG Index Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Percent of Net Assets	Value	Percent of Net Assets
Consumer Discretionary	$44,333,953	13.3%
Consumer Staples	30,556,738	9.2%
Energy	8,860,507	2.7%
Financials	91,291,582	27.2%
Health Care	41,981,716	12.6%
Industrials	40,971,674	12.3%
Information Technology	15,687,236	4.7%
Materials	26,571,127	8.0%
Telecommunication Services	17,177,470	5.1%
Utilities	12,798,219	3.8%
Exchange Traded Funds	1,528,839	0.5%
Rights	34,992	0.0%*
Time Deposit	417,000	0.1%
Other Assets and Liabilities - (Net)	1,681,717	0.5%
Total	$333,892,770	100.0%

*	Rounds to less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 99.7%

Consumer Discretionary: 12.8%
Accor SA	1,010	$51,116
Astro Malaysia Holdings Bhd	7,200	5,876
BEC World Public Co., Ltd.	4,800	5,329
Best Buy Co., Inc.	1,517	49,469
Burberry Group PLC	2,088	51,512
Daimler AG	4,543	413,847
Darden Restaurants, Inc.	666	47,339
Electrolux AB, Class B	9,042	283,314
Eutelsat Communications SA	717	23,161
FF Group (a)	115	2,945
Foschini Group, Ltd./The	849	11,098
Gap Inc., The	1,238	47,254
GKN PLC	7,975	41,899
Great Wall Motor Co., Ltd. (c)	4,000	19,600
Hennes & Mauritz AB, Class B	18,489	711,618
Home Depot, Inc., The	6,413	712,677
Husqvarna AB, Class B	1,872	14,101
InterContinental Hotels Group PLC	1,118	45,074
JCDecaux SA (a)	313	13,089
JUMBO SA	503	3,729
Kering	3,346	598,221
Kingfisher PLC	11,972	65,301
Kohl's Corp.	1,049	65,678
Lagardere SCA	564	16,503
lululemon athletica, inc. (a)	6,808	444,562
Marks & Spencer Group PLC	7,790	65,716
Marriott International, Inc., Class A	1,104	82,127
MGM China Holdings, Ltd.	5,200	8,491
Michael Kors Holdings, Ltd. (a)	11,550	486,140
Michelin	852	89,651
Netflix, Inc. (a)	286	187,885
Next PLC	729	85,324
NIKE, Inc., Class B	3,773	407,559
Nordstrom, Inc.	709	52,821
PT Surya Citra Media Tbk	27,500	5,918
Publicis Groupe SA	14,480	1,073,300
Renault SA	915	95,935
SACI Falabella	4,385	30,627
Scripps Networks Interactive, Inc, Class A	13,432	878,050
Sodexo SA	464	44,172
Staples, Inc.	3,109	47,599
Swatch Group AG/The	374	73,390
Tabcorp Holdings, Ltd.	13,509	47,352
Tiffany & Co.	632	58,018
Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,520	543,664
VF Corp.	2,335	162,843
Vivendi SA	5,716	144,938
Walt Disney Co., The	7,386	843,038
Whitbread PLC	824	64,016
Wolters Kluwer NV	1,459	43,425
Woolworths Holdings, Ltd./South	94,061	762,184
Wyndham Worldwide Corp.	591	48,409
		10,176,904
Consumer Staples: 17.6%
British American Tobacco Malyasia Bhd	600	9,850
Campbell Soup Co.	9,600	457,440
Carlsberg A/S, Class B	499	45,212
Carrefour SA (a)	2,736	87,917
Clorox Co., The	630	65,533
Coca-Cola Amatil, Ltd.	2,903	20,478
Coca-Cola Co., The	19,181	752,471
Coca-Cola Enterprises, Inc.	30,878	1,341,340
Colgate-Palmolive Co.	4,372	285,973
ConAgra Foods, Inc.	1,983	86,697
Danone SA	2,786	180,461
Delhaize Group	490	39,855
Diageo PLC	20,095	581,947
Dr. Pepper Snapple Group, Inc.	943	68,745
Estee Lauder Cos, Inc., Class A	16,867	1,461,694
General Mills, Inc.	2,909	162,089
Henkel AG & Co. KGaA	1,449	152,822
Imperial Tobacco Group PLC	4,628	222,895
J Sainsbury PLC	5,774	24,036
JM Smucker Co., The	518	56,156
Kellogg Co.	20,681	1,296,699
Keurig Green Mountain, Inc.	637	48,813
Kimberly-Clark Corp.	1,800	190,746
Koninklijke Ahold NV	4,364	81,924
Kraft Foods Group, Inc.	4,711	401,095
L'Oreal SA	1,202	215,063

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued

Consumer Staples, continued
Mead Johnson Nutrition Co.	1,027	$92,656
Mondelez International, Inc., Class A	8,086	332,658
Nestle SA	15,934	1,149,648
Orkla ASA	3,643	28,583
PepsiCo, Inc.	13,897	1,297,146
Procter & Gamble Co., The	18,372	1,437,425
Remy Cointreau SA	99	7,152
SABMiller PLC	4,533	235,038
Svenska Cellulosa AB SCA, Class B	2,757	70,105
Swedish Match AB	954	27,123
Tate & Lyle PLC	2,339	19,092
Tesco PLC	41,433	138,046
Tiger Brands, Ltd.	3,627	84,611
Unilever NV	7,588	317,248
Unilever PLC	6,013	258,193
Whole Foods Market, Inc.	1,827	72,057
Woolworths, Ltd.	6,292	130,743
		14,035,475
Energy: 1.2%
ConocoPhillips	5,989	367,784
Core Laboratories NV	209	23,834
Delek Group, Ltd.	19	5,602
Encana Corp.	4,354	48,002
Energen Corp.	352	24,042
Grupa Lotos SA (a)	392	3,128
Lundin Petroleum AB (a)	1,068	18,323
Neste OYJ	608	15,510
Petronas Dagangan Bhd	1,200	6,542
Phillips 66	2,639	212,598
Statoil ASA	5,395	96,479
Technip SA	494	30,615
TransCanada Corp.	3,393	137,893
		990,352
Financials: 22.2%
3i Group PLC	4,663	37,836
Aberdeen Asset Management PLC	4,563	28,943
Alior Bank SA (a)	181	4,294
Allianz SE	2,203	343,560
Allstate Corp., The	2,065	133,957
American Tower Corp., REIT	1,983	184,994
AMP, Ltd.	15,057	69,869
Aon PLC	1,276	127,192
Assicurazioni Generali SpA	5,710	102,916
Australia & New Zealand Banking Group, Ltd.	13,155	326,470
AXA SA	8,603	218,102
Banca Monte dei Paschi di Siena SpA (a)	1,121	2,184
Bank Hapoalim BM	4,829	25,989
Bank Leumi Le-Israel BM (a)	5,647	23,861
Bank of Montreal	3,101	183,751
Bank of Nova Scotia, The	5,794	299,071
Bank of Queensland, Ltd.	1,801	17,721
Bank of the Philippine Islands	3,460	7,249
Bank Pekao SA	584	27,946
Barclays Africa Group, Ltd.	8,739	131,375
Barclays PLC	77,986	319,637
BDO Unibank, Inc.	7,310	17,558
Bendigo & Adelaide Bank, Ltd.	5,783	54,682
Berkshire Hathaway, Inc., Class B (a)	7,276	990,336
BNP Paribas SA	4,769	289,396
Canadian Imperial Bank of Commerce	1,964	144,776
China CITIC Bank Corp., Ltd.	36,000	28,663
Chubb Corp., The	1,147	109,126
CIT Group, Inc.	860	39,981
CNP Assurances	41,472	694,106
Comerica, Inc.	818	41,980
Commonwealth Bank of Australia	10,641	697,804
DBS Group Holdings, Ltd.	8,209	125,956
Delta Lloyd NV	1,073	17,615
Deutsche Bank AG	6,976	209,745
Deutsche Boerse AG	920	76,201
Dexus Property Group, REIT	4,764	26,807
Digital Realty Trust, Inc., REIT (b)	1,080	72,014
Direct Line Insurance Group PLC	6,471	34,141
DNB ASA	47,584	792,445
Duke Realty Corp., REIT	1,745	32,405
Eaton Vance Corp.	564	22,069
Eurazeo SA	175	11,624
Federal Realty Investment Trust, REIT	341	43,679

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued

Financials, continued
First Capital Realty, Inc.	500	$7,158
First Republic Bank	586	36,936
Gjensidige Forsikring ASA	30,989	498,978
GPT Group, The, REIT	8,263	27,240
Hang Seng Bank, Ltd.	3,700	72,265
Hartford Financial Services Group	2,081	86,507
HCP, Inc., REIT	2,327	84,866
Hong Leong Bank Bhd	2,500	8,870
Host Hotels & Resorts, Inc., REIT	3,535	70,099
Hysan Development Co, Ltd.	4,000	17,296
ICADE, REIT	183	13,090
ING Groep NV	17,698	293,882
Insurance Australia Group, Ltd.	13,593	58,441
Intact Financial Corp.	16,920	1,175,730
Investment AB Kinnevik, Class B	1,096	34,666
Investor AB, Class B	2,207	82,290
KeyCorp	100,384	1,507,766
Klepierre, REIT	837	36,903
Land Securities Group PLC, REIT	3,849	72,781
Lend Lease Group	2,802	32,397
Liberty Property Trust, REIT (a)	742	23,907
Link REIT, The	11,500	67,371
Macquarie Group, Ltd.	1,339	83,896
Manulife Financial Corp.	8,962	166,540
MetLife, Inc.	4,635	259,514
Mirvac Group, REIT	65,865	93,837
Mizrahi Tefahot Bank, Ltd.	565	7,002
National Bank of Canada	1,635	61,420
Nordea Bank AB	14,352	178,995
Old Mutual PLC	23,887	75,611
Principal Financial Group, Inc.	1,399	71,755
Prudential Financial, Inc.	2,179	190,706
Public Bank Bhd	11,600	57,554
QBE Insurance Group, Ltd.	6,615	69,657
Realogy Holdings Corp. (a)	703	32,844
Royal Bank of Canada	6,913	422,750
Sampo OYJ, Class A	2,234	105,282
Sanlam, Ltd.	7,715	41,997
Siam Commercial Bank PCL, The	7,200	37,731
Societe Generale SA	3,512	164,796
Sun Life Financial, Inc.	2,839	94,785
Svenska Handelsbanken AB, Class A	6,978	101,867
Swedbank AB, Class A	25,645	597,898
Toronto-Dominion Bank, The	8,709	369,836
Travelers Companies, Inc., The	1,655	159,972
Tryg A/S	525	10,946
UDR, Inc., REIT	1,232	39,461
Unibail-Rodamco SE, REIT	451	114,556
UniCredit SpA	21,024	141,300
Unione di Banche Italiane SCpA	3,934	31,567
Voya Financial, Inc.	1,110	51,582
Wendel SA	145	17,817
Westpac Banking Corp.	34,336	849,542
Weyerhaeuser Co., REIT	38,239	1,204,529
Willis Group Holdings PLC	769	36,066
Zurich Insurance Group AG (a)	786	239,282
		17,682,358
Health Care: 10.3%
Abbott Laboratories	7,053	346,161
Aetna, Inc.	14,071	1,793,488
AmerisourceBergen Corp.	1,088	115,698
AstraZeneca PLC	6,090	385,438
Becton Dickinson & Co.	1,010	143,067
Biogen, Inc. (a)	1,224	494,423
Bristol-Myers Squibb Co.	7,835	521,341
Bumrungrad Hospital PCL	1,500	8,303
Cardinal Health, Inc.	1,593	133,254
Catamaran Corp (a)	1,000	61,113
Cigna Corp.	1,241	201,042
CSL, Ltd.	2,349	156,599
Elekta AB, Class B	1,839	11,536
Eli Lilly & Co.	6,692	558,715
Essilor International SA	945	113,211
Gilead Sciences, Inc.	7,152	837,356
GlaxoSmithKline PLC	23,771	494,245
Hologic, Inc. (a)	1,061	40,382
Mallinckrodt PLC (a)	610	71,809
Netcare, Ltd.	4,091	12,871

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued

Health Care, continued
Novo Nordisk A/S, Class B	9,403	$515,988
Patterson Cos., Inc.	410	19,947
Perrigo Co. PLC	673	124,391
Quest Diagnostics, Inc.	712	51,634
Sanofi, SA	5,369	531,154
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	12,000	8,861
Shire PLC	2,854	229,318
Smith & Nephew PLC	4,318	73,049
UCB SA	572	41,130
Varian Medical Systems, Inc. (a)	483	40,731
Waters Corp. (a)	405	51,994
		8,188,249
Industrials: 9.4%
ADT Corp., The (b)	890	29,877
Aeroports de Paris	146	16,492
Alfa Laval AB	1,534	27,000
Atlantia SpA	1,948	48,131
Atlas Copco AB, Class A	3,333	93,252
Atlas Copco AB, Class B	1,939	48,302
Auckland International Airport, Ltd.	25,826	86,437
Bidvest Group, Ltd., The	1,277	32,312
Bouygues SA	798	29,834
Brambles, Ltd.	7,976	65,066
Canadian Pacific Railway, Ltd.	900	144,130
Capita PLC	20,452	397,395
CH Robinson Worldwide, Inc.	742	46,293
Cie de Saint-Gobain	2,077	93,759
CNH Industrial NV	4,179	38,133
Cummins, Inc.	835	109,544
Deutsche Lufthansa AG (a)	20,293	261,821
Deutsche Post AG	4,535	132,509
Dialog Group Bhd	13,400	5,641
DSV A/S	868	28,107
Dun & Bradstreet Corp., The	170	20,740
easyJet PLC	755	18,353
Edenred	990	24,462
Experian PLC	4,764	86,649
FedEx Corp.	1,283	218,623
Fraport AG	176	11,055
General Electric Co.	48,146	1,279,239
Groupe Eurotunnel SE	2,167	31,420
Hertz Global Holdings, Inc. (a)	2,224	40,299
Honeywell International, Inc.	4,811	490,578
Intertek Group PLC	769	29,568
Kone OYJ, Class B	1,488	60,398
Koninklijke Philips NV	4,537	115,795
Legrand SA	1,199	67,482
Lockheed Martin Corp.	7,124	1,324,352
Malaysia Airports Holdings Bhd	3,530	5,804
ManpowerGroup, Inc.	381	34,054
Masco Corp.	1,727	46,059
Metso OYJ	553	15,199
MISC Bhd	5,100	10,433
MTR Corp. Ltd.	19,539	90,781
Pall Corp.	521	64,838
Qantas Airways, Ltd. (a)	4,337	10,539
Randstad Holding NV	617	40,147
Rexel SA	1,361	21,962
Royal Mail PLC	2,891	23,372
Seek, Ltd.	1,834	19,875
Siemens AG	3,709	375,245
SKF AB, Class B	1,926	43,947
Societe BIC SA	132	21,044
Southwest Airlines Co.	849	28,093
Sydney Airport	5,554	21,312
Thales SA	435	26,283
TNT Express NV	2,051	17,419
Towers Watson & Co., Class A	344	43,275
Transurban Group	18,147	130,107
United Parcel Service, Inc., Class B	3,349	324,552
United Technologies Corp.	4,258	472,340
Vallourec SA	611	12,482
Vestas Wind Systems A/S	1,100	54,828
		7,507,038
Information Technology: 14.9%
Accenture PLC, Class A	2,992	289,566
ARM Holdings PLC	6,617	108,280
ASML Holding NV	1,674	174,125
Atos SE	382	28,544
Autodesk, Inc. (a)	1,086	54,381
Cap Gemini SA	628	55,714

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued

Information Technology, continued
Cisco Systems, Inc.	34,803	$955,690
Computershare, Ltd.	2,351	21,174
Dassault Systemes SA	618	44,863
Ericsson, Class B	69,445	723,279
F5 Networks, Inc. (a)	344	41,400
Facebook, Inc., Class A (a)	9,586	822,143
Gemalto NV	350	31,286
Google, Inc., Class A (a)	1,332	719,333
Google, Inc., Class C	1,463	761,507
Hewlett-Packard Co.	10,254	307,723
Hexagon AB, Class B	1,173	42,487
International Business Machines Corp.	5,093	828,427
Intuit, Inc.	1,297	130,699
MasterCard, Inc., Class A	4,651	434,775
Microsoft Corp.	36,595	1,615,669
NetSuite, Inc. (a)	162	14,864
Open Text Corp.	600	24,370
Oracle Corp.	22,889	922,427
Symantec Corp.	3,345	77,771
Texas Instruments, Inc.	5,220	268,882
Visa, Inc., Class A	10,879	730,525
Western Union Co., The	2,614	53,143
Xerox Corp.	133,723	1,422,813
Yahoo!, Inc. (a)	4,474	175,783
		11,881,643
Materials: 2.1%
Air Liquide SA	1,603	203,405
Albemarle Corp.	551	30,454
Avery Dennison Corp.	424	25,839
Boliden AB	1,436	26,179
Boral, Ltd.	3,814	17,182
Ecolab, Inc.	1,270	143,599
EI du Pont de Nemours & Co.	4,624	295,705
EMS-Chemie Holding AG	40	16,900
Gold Fields, Ltd.	3,670	11,740
International Flavors & Fragrances, Inc.	407	44,481
Kumba Iron Ore, Ltd.	361	4,478
Lafarge SA	916	60,563
Newmont Mining Corp.	2,699	63,049
Norsk Hydro ASA	6,657	27,939
Novozymes A/S, Class B	1,094	51,977
Potash Corp. of Saskatchewan, Inc.	4,140	128,211
Praxair, Inc.	1,393	166,533
Rexam PLC	3,141	27,242
Stora Enso OYJ, Class R	2,541	26,186
Syngenta AG	477	194,626
Umicore SA	471	22,366
UPM-Kymmene OYJ	2,454	43,426
Yara International ASA	830	43,250
		1,675,330
Telecommunication Services: 5.6%
Advanced Info Service PCL	4,500	33,209
AT&T, Inc.	24,286	862,639
Chunghwa Telecom Co., Ltd.	17,000	54,252
Deutsche Telekom AG	15,186	261,811
Elisa OYJ	5,731	181,575
Frontier Communications Corp. (b)	35,752	176,972
Orange SA	8,987	138,888
Proximus	708	25,054
Singapore Telecommunications, Ltd.	37,000	115,467
Spark New Zealand, Ltd.	21,728	41,126
Tele2 AB, Class B	1,376	16,024
Telefonica Deutschland Holding AG	127,285	733,258
Telekom Malaysia Bhd	5,440	9,412
Telenor ASA	3,534	77,482
TeliaSonera AB	91,202	537,520
Telstra Corp., Ltd.	19,891	94,135
Verizon Communications, Inc.	22,421	1,045,043
Vodacom Group, Ltd.	1,483	16,912
		4,420,779
Utilities: 3.6%
AGL Energy, Ltd.	3,150	37,734
Alliant Energy Corp.	564	32,554
American Electric Power Co., Inc.	2,488	131,789
American Water Works Co., Inc.	913	44,399
Atco., Ltd., Class I	400	12,647
AusNet Services	7,756	8,343
Canadian Utilities, Ltd., Class A	640	18,431
CenterPoint Energy, Inc.	2,064	39,278
Centrica PLC	23,728	98,459

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued

Utilities, continued
Cheung Kong Infrastructure Holdings, Ltd.	4,000	$31,024
Cia de Saneamento Basico do Estado de Sao	1,700	9,022
Consolidated Edison Inc.	1,498	86,704
Contact Energy, Ltd.	2,231	7,574
Dominion Resources, Inc.	2,920	195,260
Duke Energy Corp.	3,603	254,444
Edison International	1,598	88,817
Electricite de France SA	1,179	26,373
Enea SA	798	3,385
Enel Green Power SpA	8,579	16,770
Fortum OYJ	2,237	39,740
GDF Suez	7,037	131,017
National Grid PLC	19,105	245,897
NiSource, Inc.	1,522	69,388
Pepco Holdings, Inc.	1,238	33,352
Pinnacle West Capital Corp.	569	32,370
Public Service Enterprise Group, Inc.	2,621	102,953
Red Electrica Corp. SA	517	41,515
Sempra Energy	1,203	119,025
Snam SpA	9,842	46,838
Suez Environnement Co.	1,367	25,521
Tenaga Nasional Bhd	15,800	52,928
TransAlta Corp.	77,104	597,571
United Utilities Group PLC	3,281	45,955
WEC Energy Group Inc	440	19,783
Xcel Energy, Inc.	2,565	82,542
		2,829,402

TOTAL COMMON STOCKS
(Cost $77,251,417)		79,387,530

SECURITIES PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LENDING: 0.4%
State Street Navigator Securities Lending Prime Portfolio	287,068	287,068
(Cost $287,068)

TOTAL INVESTMENTS: 100.1%
(Cost $77,538,485)		79,674,598

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -0.4%		(287,068)

OTHER ASSETS AND LIABILITIES—
(NET): 0.3%		252,854

NET ASSETS: 100.0%		$79,640,384

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of June 30, 2015. The total market value of securities on loan as of June 30, 2015 was $275,049.

(c)	Fair valued security.

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Schedule of Investments (Unaudited), continued

Pax Ellevate Global Women’s Index Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Percent of Net Assets	Value	Percent of Net Assets
Australia	$3,189,002	4.1%
Belgium	128,405	0.2%
Brazil	9,022	0.0%*
Canada	4,098,185	5.4%
Chile	30,627	0.0%*
China	57,124	0.1%
Denmark	707,058	0.9%
Finland	487,316	0.6%
France	5,936,157	7.8%
Germany	2,971,874	3.7%
Greece	6,674	0.0%*
Hong Kong	287,228	0.4%
Indonesia	5,918	0.0%*
Ireland	413,957	0.5%
Israel	62,454	0.1%
Italy	427,839	0.5%
Malaysia	172,910	0.2%
Netherlands	1,156,700	1.5%
New Zealand	135,137	0.2%
Norway	1,565,156	2.0%
Philippines	24,807	0.0%*
Poland	38,753	0.0%*
Singapore	241,423	0.3%
South Africa	1,109,578	1.4%
Spain	41,515	0.1%
Sweden	3,689,826	4.6%
Switzerland	1,673,846	2.1%
Taiwan	54,252	0.1%
Thailand	84,572	0.1%
United Kingdom	4,893,516	6.2%
United States	45,686,699	56.6%
Other assets and liabilities - (Net)	252,854	0.3%
Total	$79,640,384	100.0%

*	Rounds to less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS

THIS PAGE INTENTIONALLY LEFT BLANK

June 30, 2015
Statements of Assets and Liabilities (Unaudited)

	Balanced Fund	Growth Fund	Small Cap Fund	High Yield Bond Fund	Global Environmental Markets Fund	Int’l ESG Index Fund	Global Women’s Index Fund
ASSETS
Investments, at cost - Note A	$1,747,524,306	$147,704,869	$439,885,006	$551,083,415	$205,222,295	$329,081,232	$77,538,485

Investments in unaffiliated issuers, at value	$1,822,975,414	$213,195,602	$450,560,515	$541,972,462	$236,510,385	$332,211,053	$79,674,598
Investments in affiliated issuers, at value - Note C	130,325,483	—	—	—	—	—	—
Total investments, at value - Note A1	1,953,300,897	213,195,602	450,560,515	541,972,462	236,510,385	332,211,053	79,674,598
Cash	—	417,680	485,193	249	5,438,515	739	125,499
Foreign currency at value (cost $2,393,394; $2,115,732; $24; $36,075 and $9,447, respectively)	2,401,922	—	2,114,801	—	24	35,802	9,416
Prepaid expenses	60,010	7,052	18,733	16,968	9,857	—	—
Receivables:
Capital stock sold	431,622	110,750	2,984,379	469,577	620,928	1,383,787	152,155
Dividends and interest - Note A	5,567,797	141,927	370,040	8,096,189	627,248	888,039	172,955
Investment securities sold	2,915,193	—	1,549,098	5,697,218	—	—	2,924,173
Other	3,283	29,743	20,539	9,461	32,225	256,709	21,702
Total Assets	1,964,680,724	213,902,754	458,103,298	556,262,124	243,239,182	334,776,129	83,080,498

LIABILITIES
Collateral on securities loaned, at value	9,577,940	6,067,904	8,954,253	34,635,950	—	—	287,068
Payables:
Capital stock reacquired	1,001,309	45,650	247,947	8,671,500	110,010	18,046	20,121
Investment securities purchased	3,581,643	637,192	13,575,885	1,995,000	—	699,118	3,065,838
Dividend payable - Note A	—	—	—	376,410	—	—	—
Payable to bank	60,645	—	—	—	—	—	—
Accrued expenses:
Investment advisory fees - Note B	762,094	129,605	245,517	217,402	181,339	153,090	49,043
Distribution expense	363,361	36,095	50,204	65,281	26,458	13,105	18,044
Compliance expense	3,250	3,325	3,370	3,561	3,370	—	—
Transfer agent fees	311,225	40,818	35,438	107,974	19,832	—	—
Printing and other shareholder communication fees	28,681	1,317	—	6,386	—	—	—
Custodian fees	76,858	11,534	9,322	30,019	18,987	—	—
Legal and audit fees	78,093	33,857	14,219	47,991	19,576	—	—
Other accrued expenses	15,286	13,893	5,950	14,566	17,768	—	—
Total Liabilities	15,860,385	7,021,190	23,142,105	46,172,040	397,340	883,359	3,440,114
Net Assets	$1,948,820,339	$206,881,564	$434,961,193	$510,090,084	$242,841,842	$333,892,770	$79,640,384

[1]

Investments at market value include securities loaned. At June 30, 2015, the Balanced Fund, Growth Fund, Small Cap Fund, High Yield Bond Fund and Global Women’s Index Fund had a total market value of securities on loan of $9,373,663; $5,956,597; $8,698,233; $37,698,375 and $275,049, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Statements of Assets and Liabilities (Unaudited), continued

	Balanced Fund	Growth Fund
Net Assets Represented By:
Paid in Capital	$1,677,319,811	$132,755,324
Undistributed (distributions in excess of) net investment income	2,640,905	39,494
Accumulated net realized gain (loss)	63,080,862	8,596,671
Net unrealized appreciation (depreciation) of:
Investments	205,776,591	65,490,733
Foreign currency translations	2,170	(658)
Net Assets	$1,948,820,339	$206,881,564

Individual Investor Class
Net assets	$1,665,204,328	$164,825,497
Capital Shares Outstanding	70,985,455	8,903,653
Net asset value per share	$23.46	$18.51

Class A
Net assets		$2,919,224
Capital Shares Outstanding		157,986
Net asset value per share		$18.48

Institutional Class
Net assets	$277,514,035	$37,582,457
Capital Shares Outstanding	11,692,610	1,985,141
Net asset value per share	$23.73	$18.93

Class R
Net assets	$6,101,976	$1,554,386
Capital Shares Outstanding	258,574	84,360
Net asset value per share	$23.60	$18.43

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015

	Small Cap Fund	High Yield Bond Fund	Global Environmental Markets Fund	Int’l ESG Index Fund	Global Women’s Index Fund
Net Assets Represented By:
Paid in Capital	$416,632,167	$550,296,033	$210,043,982	$333,452,822	$77,484,739
Undistributed (distributions in excess of) net investment income	257,964	(166,914)	151,988	153,883	56,358
Accumulated net realized gain (loss)	7,367,999	(30,928,082)	1,359,616	(2,831,596)	(30,467)
Net unrealized appreciation (depreciation) of:
Investments	10,675,509	(9,110,953)	31,288,090	3,129,821	2,136,113
Foreign currency translations	27,554	—	(1,834)	(12,160)	(6,359)
Net Assets	$434,961,193	$510,090,084	$242,841,842	$333,892,770	$79,640,384

Individual Investor Class
Net assets	$212,285,952	$316,020,872	$106,259,446	$61,046,417	$62,808,988
Capital Shares Outstanding	14,683,691	45,661,780	8,237,169	7,063,001	3,105,493
Net asset value per share	$14.46	$6.92	$12.90	$8.64	$20.23

Class A
Net assets	$29,746,746	$4,470,882	$12,951,182
Capital Shares Outstanding	2,061,643	645,278	1,005,718
Net asset value per share	$14.43	$6.93	$12.88

Institutional Class
Net assets	$191,436,584	$188,761,039	$121,088,431	$271,971,455	$16,831,396
Capital Shares Outstanding	13,160,510	27,376,195	9,339,433	32,020,076	828,347
Net asset value per share	$14.55	$6.90	$12.97	$8.49	$20.32

Class R
Net assets	$1,491,911	$837,291	$2,542,783	$874,898
Capital Shares Outstanding	104,082	120,966	198,487	101,969
Net asset value per share	$14.33	$6.92	$12.81	$8.58

SEE NOTES TO FINANCIAL STATEMENTS

For the Period Ended June 30, 2015
Statements of Operations (Unaudited)

	Balanced Fund	Growth Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $7,702; $0; $2,327; $0; $171,448; $453,607; and $92,836; respectively)	$10,674,894	$1,389,052
Dividends from affiliate - Note C	1,743,584	—
Interest	7,707,911	328
Income from securities lending - Note A	18,713	20,959
Total Income	20,145,102	1,410,339

Expenses
Investment advisory fees - Note B	4,969,635	763,548
Distribution expenses - Individual Investor (Note B)	2,140,419	202,970
Distribution expenses - Class A (Note B)	—	2,773
Distribution expenses - Class R (Note B)	14,400	3,355
Transfer agent fees - Note A	891,642	125,010
Printing and other shareholder communication fees	84,338	21,897
Custodian fees	173,748	21,798
Legal fees and related expenses	96,652	20,823
Trustees' fees and expenses - Note B	72,950	18,138
Compliance expense	14,472	7,492
Audit fees	45,102	29,192
Registration fees	31,444	34,388
Other expenses	65,729	8,325
Total Expenses	8,600,531	1,259,709
Less: Advisory fee waiver - Note B	(165,267)	—
Expenses assumed by Adviser - Note B	—	(42,861)
Net expenses	8,435,264	1,216,848
Net investment income	11,709,838	193,491

Realized and Unrealized Gain (Loss) - Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers (including premium on options exercised)	63,171,445	8,705,853
Investment in affiliated issuers	10,909	—
Foreign currency transactions	(2,871)	(5,116)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(65,205,227)	(3,347,212)
Investment in affiliated issuers	(2,182,167)	—
Foreign currency translation	23,052	1,595
Net realized and unrealized gain (loss) on investments and foreign currency	(4,184,859)	5,355,120

Net increase (decrease) in net assets resulting from operations	$7,524,979	$5,548,611

SEE NOTES TO FINANCIAL STATEMENTS

For the Period Ended June 30, 2015

	Small Cap Fund	High Yield Bond Fund	Global Environmental Markets Fund	Int’l ESG Index Fund	Global Women’s Index Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $7,702; $0; $2,327; $0; $171,448; $453,607; and $92,836; respectively)	$2,245,307	$977,409	$2,419,227	$4,796,910	$1,201,108
Dividends from affiliate - Note C	—	—	—	—	—
Interest	862	17,197,919	—	199	9
Income from securities lending - Note A	260,248	71,822	—	—	285
Total Income	2,506,417	18,247,150	2,419,227	4,797,109	1,201,402

Expenses
Investment advisory fees - Note B	1,199,082	1,370,100	1,002,823	641,256	278,086
Distribution expenses - Individual Investor (Note B)	203,135	424,512	127,723	65,715	74,922
Distribution expenses - Class A (Note B)	30,639	4,462	14,029	—	—
Distribution expenses - Class R (Note B)	4,164	2,518	6,144	2,159	—
Transfer agent fees - Note A	193,777	316,747	115,208	—	—
Printing and other shareholder communication fees	15,010	38,509	16,105	—	—
Custodian fees	29,562	63,761	50,328	—	—
Legal fees and related expenses	20,011	39,719	21,342	—	—
Trustees' fees and expenses - Note B	21,911	24,642	18,821	—	—
Compliance expense	6,833	8,496	6,864	—	—
Audit fees	13,787	33,430	15,350	—	—
Registration fees	47,724	38,475	36,091	—	—
Other expenses	17,757	16,747	13,305	—	—
Total Expenses	1,803,392	2,382,118	1,444,133	709,130	353,008
Less: Advisory fee waiver - Note B	—	—	—	—	—
Expenses assumed by Adviser - Note B	(13,015)	—	(17,560)	—	—
Net expenses	1,790,377	2,382,118	1,426,573	709,130	353,008
Net investment income	716,040	15,865,032	992,654	4,087,979	848,394

Realized and Unrealized Gain (Loss) - Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers (including premium on options exercised)	7,632,654	(16,179,958)	1,824,568	(1,595,176)	24,407
Investment in affiliated issuers	—	—	—	—	—
Foreign currency transactions	(38,749)	(55,602)	(57,874)	(92,071)	18,596
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,580,967	7,944,455	9,504,872	5,517,051	(576,156)
Investment in affiliated issuers	—	—	—	—	—
Foreign currency translation	27,554	18,982	2,777	159	(6,417)
Net realized and unrealized gain (loss) on investments and foreign currency	10,202,426	(8,272,123)	11,274,343	3,829,963	(539,570)

Net increase (decrease) in net assets resulting from operations	$10,918,466	$7,592,909	$12,266,997	$7,917,942	$308,824

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund
	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations
Investment income, net	$11,709,838	$18,556,263
Net realized gain (loss) on investments and foreign currency transactions [1]	63,179,483	173,695,030
Net increase from reimbursement from Investment Adviser [2]	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(67,364,342)	(39,866,945)
Net increase (decrease) in net assets resulting from operations	7,524,979	152,384,348
Distributions to shareholders from:
Net investment income
Individual Investor Class	(10,462,257)	(15,369,550)
Class A
Institutional Class	(2,025,873)	(2,586,783)
Class R	(31,246)	(33,030)
Realized gains
Individual Investor Class	(12,287,182)	(169,539,378)
Class A	—	—
Institutional Class	(1,991,567)	(23,569,142)
Class R	(44,129)	(508,406)
Total distributions to shareholders	(26,842,254)	(211,606,289)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	45,132,146	97,815,388
Proceeds from reinvestment of distributions	21,885,505	178,401,155
Cost of shares redeemed	(126,006,835)	(255,946,424)
Net increase (decrease) from Individual Investor Class transactions	(58,989,184)	20,270,119
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	46,656,344	49,468,412
Proceeds from reinvestment of distributions	3,777,930	25,125,472
Cost of shares redeemed	(18,868,789)	(43,264,279)
Net increase (decrease) from Institutional Class transactions	31,565,485	31,329,605
Class R
Proceeds from shares sold	1,073,227	1,224,343
Proceeds from reinvestment of distributions	75,376	541,436
Cost of shares redeemed	(308,364)	(814,140)
Net increase (decrease) from Class R transactions	840,239	951,639
Net increase (decrease) from capital share transactions	(26,583,460)	52,551,363
Net increase (decrease) in net assets	(45,900,735)	(6,670,578)
Net assets
Beginning of period	1,994,721,074	2,001,391,652
End of period (3)	$1,948,820,339	$1,994,721,074
(3) Includes undistributed net investment income (loss)	$2,640,905	$3,450,443

[1]	Includes loss of $90,278 in 2014 due to trading error caused by Investment Adviser. See Note B.

SEE NOTES TO FINANCIAL STATEMENTS

[2]	See Note B in the Notes to Financial Statements.

	Growth Fund		Small Cap Fund		High Yield Bond Fund
	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations
Investment income, net	$193,491	$1,323,910	$716,040	$1,124,366	$15,865,032	$39,744,252
Net realized gain (loss) on investments and foreign currency transactions [1]	8,700,737	8,826,406	7,593,905	5,296,430	(16,235,560)	(11,320,102)
Net increase from reimbursement from Investment Adviser [2]	—	—	—	—	—	90,278
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,345,617)	10,470,655	2,608,521	3,684,784	7,963,437	(33,259,031)
Net increase (decrease) in net assets resulting from operations	5,548,611	20,620,971	10,918,466	10,105,580	7,592,909	(4,744,603)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(187,458)	(877,973)	(143,151)	(610,225)	(9,676,135)	(26,543,325)
Class A	(4,140)	(7,146)	(18,573)	(117,854)	(101,771)	(121,457)
Institutional Class	(84,656)	(261,122)	(296,352)	(437,187)	(6,059,174)	(13,259,599)
Class R	(448)	(3,767)	—	(4,742)	(27,418)	(53,437)
Realized gains
Individual Investor Class	(1,997,466)	(5,917,984)	(60,367)	(3,394,692)	—	(421,758)
Class A	(35,380)	(60,954)	(8,580)	(643,820)	—	(3,496)
Institutional Class	(445,015)	(1,348,664)	(53,702)	(2,180,509)	—	(241,004)
Class R	(18,964)	(36,797)	(413)	(43,391)	—	(1,316)
Total distributions to shareholders	(2,773,527)	(8,514,407)	(581,138)	(7,432,420)	(15,864,498)	(40,645,392)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	11,892,860	21,233,415	119,190,414	83,067,101	47,685,334	157,676,050
Proceeds from reinvestment of distributions	2,134,264	6,613,253	198,945	3,872,651	8,926,907	24,469,389
Cost of shares redeemed	(11,189,944)	(19,496,618)	(15,890,473)	(30,837,570)	(86,722,598)	(274,913,365)
Net increase (decrease) from Individual Investor Class transactions	2,837,180	8,350,050	103,498,886	56,102,182	(30,110,357)	(92,767,926)
Class A
Proceeds from shares sold	1,185,351	1,486,670	12,095,422	17,749,038	1,722,670	2,884,246
Proceeds from reinvestment of distributions	36,817	65,592	24,919	693,814	86,147	103,837
Cost of shares redeemed	(29,289)	(177,460)	(2,901,493)	(2,170,364)	(330,094)	(481,257)
Net increase from Class A transactions	1,192,879	1,374,802	9,218,848	16,272,488	1,478,723	2,506,826
Institutional Class
Proceeds from shares sold	4,789,060	10,197,209	119,990,796	69,513,691	31,926,384	103,212,166
Proceeds from reinvestment of distributions	448,270	1,364,791	276,706	2,360,991	4,530,636	9,311,428
Cost of shares redeemed	(5,860,783)	(4,765,064)	(10,462,562)	(3,766,406)	(45,991,799)	(82,075,273)
Net increase (decrease) from Institutional Class transactions	(623,453)	6,796,936	109,804,940	68,108,276	(9,534,779)	30,448,321
Class R
Proceeds from shares sold	696,112	408,458	632,864	951,642	169,512	540,682
Proceeds from reinvestment of distributions	19,277	40,111	383	45,962	27,411	54,689
Cost of shares redeemed	(183,267)	(304,665)	(590,533)	(263,770)	(460,055)	(87,987)
Net increase (decrease) from Class R transactions	532,122	143,904	42,714	733,834	(263,132)	507,384
Net increase (decrease) from capital share transactions	3,938,728	16,665,692	222,565,388	141,216,780	(38,429,545)	(59,305,395)
Net increase (decrease) in net assets	6,713,812	28,772,256	232,902,716	143,889,940	(46,701,134)	(104,695,390)
Net assets
Beginning of period	200,167,752	171,395,496	202,058,477	58,168,537	556,791,218	661,486,608
End of period (3)	$206,881,564	$200,167,752	$434,961,193	$202,058,477	$510,090,084	$556,791,218
(3) Includes undistributed net investment income (loss)	$39,494	$122,705	$257,964	$—	$(166,914)	$(167,448)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	Global Environmental Markets Fund
	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations
Investment income, net	$992,654	$1,034,355
Net realized gain (loss) on investments and foreign currency transactions [1]	1,766,694	2,353,531
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	9,507,649	(9,023,681)
Net increase (decrease) in net assets resulting from operations	12,266,997	(5,635,795)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(311,071)	(977,158)
Class A	(38,201)	(71,282)
Institutional Class	(486,848)	(901,357)
Class R	(4,546)	(18,584)
Realized gains
Individual Investor Class	(55,500)	(648,914)
Class A	(6,607)	(50,078)
Institutional Class	(62,542)	(501,477)
Class R	(1,344)	(16,679)
Total distributions to shareholders	(966,659)	(3,185,529)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	13,898,492	35,653,183
Shares issued in connection with fund acquisition
Proceeds from reinvestment of distributions	344,338	1,538,727
Cost of shares redeemed	(9,477,873)	(30,763,403)
Net increase (decrease) from Individual Investor Class transactions	4,764,957	6,428,507
Class A
Proceeds from shares sold	3,740,808	8,225,735
Proceeds from reinvestment of distributions	39,114	108,605
Cost of shares redeemed	(1,130,905)	(391,489)
Net increase from Class A transactions	2,649,017	7,942,851
Institutional Class
Proceeds from shares sold	33,826,827	63,033,677
Shares issued in connection with fund acquisition
Proceeds from reinvestment of distributions	499,473	1,206,108
Cost of shares redeemed	(6,243,835)	(15,560,826)
Net increase (decrease) from Institutional Class transactions	28,082,465	48,678,959
Class R
Proceeds from shares sold	410,268	701,263
Shares issued in connection with fund acquisition
Proceeds from reinvestment of distributions	5,890	35,264
Cost of shares redeemed	(495,071)	(598,187)
Net increase (decrease) from Class R transactions	(78,913)	138,340
Net increase (decrease) from capital share transactions	35,417,526	63,188,657
Net increase (decrease) in net assets	46,717,864	54,367,333
Net assets
Beginning of period	196,123,978	141,756,645
End of period (3)	$242,841,842	$196,123,978
(3) Includes undistributed net investment income (loss)	$151,988	$—

SEE NOTES TO FINANCIAL STATEMENTS

	International ESG Index Fund		Global Women’s Index Fund
	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations
Investment income, net	$4,087,979	$3,685,029	$848,394	$1,138,420
Net realized gain (loss) on investments and foreign currency transactions [1]	(1,687,247)	(308,782)	43,003	9,306,526
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,517,210	(10,716,298)	(582,573)	(7,423,212)
Net increase (decrease) in net assets resulting from operations	7,917,942	(7,340,051)	308,824	3,021,734
Distributions to shareholders from:
Net investment income
Individual Investor Class	(738,024)	(445,526)	(651,148)	(978,471)
Class A
Institutional Class	(3,622,078)	(2,743,493)	(192,958)	(128,157)
Class R	(9,559)	(6,075)
Realized gains
Individual Investor Class	(5,006)	(164,345)	(395,169)	(5,519,992)
Class A
Institutional Class	(22,668)	(400,513)	(105,593)	(1,265,637)
Class R	(73)	(3,606)
Total distributions to shareholders	(4,397,408)	(3,763,558)	(1,344,868)	(7,892,257)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	25,062,473	19,978,468	11,105,987	18,550,009
Shares issued in connection with fund acquisition	—	30,289,296
Proceeds from reinvestment of distributions	701,459	567,202	971,269	5,968,333
Cost of shares redeemed	(4,318,140)	(10,446,898)	(4,016,473)	(9,726,963)
Net increase (decrease) from Individual Investor Class transactions	21,445,792	40,388,068	8,060,783	14,791,379
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	190,275,879	40,254,577	5,515,112	11,927,266
Shares issued in connection with fund acquisition	—	10,611,480
Proceeds from reinvestment of distributions	3,053,232	2,803,930	215,453	848,197
Cost of shares redeemed	(11,934,965)	(14,838,177)	(1,808,282)	(378,300)
Net increase (decrease) from Institutional Class transactions	181,394,146	38,831,8101	3,922,283	12,397,163
Class R
Proceeds from shares sold	73,342	514,704
Shares issued in connection with fund acquisition	—	431,610
Proceeds from reinvestment of distributions	9,632	9,681
Cost of shares redeemed	(54,517)	(117,353)
Net increase (decrease) from Class R transactions	28,457	838,642
Net increase (decrease) from capital share transactions	202,868,395	80,058,520	11,983,066	27,188,542
Net increase (decrease) in net assets	206,388,929	68,954,911	10,947,022	22,318,019
Net assets
Beginning of period	127,503,841	58,548,930	68,693,362	46,375,343
End of period (3)	$333,892,770	$127,503,841	$79,640,384	$68,693,362
(3) Includes undistributed net investment income (loss)	$153,883	$435,565	$56,358	$52,070

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund
	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14
Individual Investor Class
Shares sold	1,891,054	3,936,353
Shares issued in reinvestment of distributions	918,016	7,404,458
Shares redeemed	(5,271,299)	(10,278,057)
Net increase (decrease) in shares outstanding	(2,462,229)	1,062,754

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	1,929,285	1,957,783
Shares issued in reinvestment of distributions	156,631	1,031,326
Shares redeemed	(780,641)	(1,714,948)
Net increase (decrease) in shares outstanding	1,305,275	1,274,161

Class R
Shares sold	44,759	48,857
Shares issued in reinvestment of distributions	3,143	22,350
Shares redeemed	(12,828)	(32,462)
Net increase (decrease) in shares outstanding	35,074	38,745

	Global Environmental Markets Fund
	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14
Individual Investor Class
Shares sold	1,091,050	2,817,753
Shares issued in connection with fund acquisition
Shares issued in reinvestment of distributions	25,969	118,951
Shares redeemed	(739,760)	(2,439,445)
Net increase in shares outstanding	377,259	497,259

Class A
Shares sold	292,605	650,072
Shares issued in reinvestment of distributions	2,954	8,459
Shares redeemed	(88,382)	(31,230)
Net increase in shares outstanding	207,177	627,301

Institutional Class
Shares sold	2,672,275	4,949,085
Shares issued in connection with fund acquisition
Shares issued in reinvestment of distributions	37,470	93,430
Shares redeemed	(488,788)	(1,258,949)
Net increase in shares outstanding	2,220,957	3,783,566

Class R
Shares sold	32,366	55,688
Shares issued in connection with fund acquisition
Shares issued in reinvestment of distributions	447	2,735
Shares redeemed	(39,992)	(47,609)
Net increase (decrease) in shares outstanding	(7,179)	10,814

SEE NOTES TO FINANCIAL STATEMENTS

	Growth Fund		Small Cap Fund		High Yield Bond Fund
	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14
Individual Investor Class
Shares sold	636,358	1,199,593	8,347,948	6,022,811	6,781,013	20,856,979
Shares issued in reinvestment of distributions	112,035	362,179	13,470	278,142	1,268,687	3,252,312
Shares redeemed	(597,394)	(1,105,975)	(1,112,075)	(2,246,093)	(12,329,093)	(36,612,977)
Net increase (decrease) in shares outstanding	150,999	455,797	7,249,343	4,054,860	(4,279,393)	(12,503,686)

Class A
Shares sold	62,733	84,003	845,309	1,291,929	244,819	383,168
Shares issued in reinvestment of distributions	1,937	3,590	1,691	49,920	12,237	13,926
Shares redeemed	(1,545)	(9,682)	(202,945)	(156,612)	(46,672)	(66,049)
Net increase in shares outstanding	63,125	77,911	644,055	1,185,237	210,384	331,045

Institutional Class
Shares sold	250,658	563,395	8,338,857	5,011,350	4,557,598	13,758,878
Shares issued in reinvestment of distributions	23,012	73,094	18,621	168,942	646,155	1,245,965
Shares redeemed	(304,787)	(259,543)	(728,850)	(271,702)	(6,579,650)	(11,126,347)
Net increase (decrease) in shares outstanding	(31,117)	376,946	7,628,628	4,908,590	(1,375,897)	3,878,496

Class R
Shares sold	37,292	23,020	45,204	69,965	24,036	71,387
Shares issued in reinvestment of distributions	1,017	2,202	26	3,331	3,894	7,308
Shares redeemed	(9,860)	(17,401)	(41,321)	(19,213)	(65,539)	(11,835)
Net increase (decrease) in shares outstanding	28,449	7,821	3,909	54,083	(37,609)	66,860

	International ESG Index Fund		Global Women’s Index Fund
	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14	(Unaudited) Period Ended 6/30/15	Year Ended 12/31/14
Individual Investor Class
Shares sold	2,887,365	2,285,239	532,647	830,918
Shares issued in connection with fund acquisition	—	3,426,217
Shares issued in reinvestment of distributions	78,200	64,492	46,494	285,956
Shares redeemed	(491,816)	(1,186,696)	(192,944)	(439,062)
Net increase in shares outstanding	2,473,749	4,589,252	386,197	677,812

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	21,979,658	4,074,823	263,347	529,747
Shares issued in connection with fund acquisition	—	1,200,069
Shares issued in reinvestment of distributions	346,564	318,300	10,269	40,689
Shares redeemed	(1,373,136)	(1,724,376)	(85,956)	(17,318)
Net increase in shares outstanding	20,953,086	3,868,816	187,660	553,118

Class R
Shares sold	8,321	61,974
Shares issued in connection with fund acquisition	—	49,065
Shares issued in reinvestment of distributions	1,082	1,118
Shares redeemed	(6,191)	(13,400)
Net increase (decrease) in shares outstanding	3,212	98,757

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital
Balanced Fund
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$23.70	$0.14	$(0.06)	$0.08	$0.15	$0.17	$—
Year Ended December 31, 2014	24.47	0.23	1.72	1.95	0.22	2.50	—
Year Ended December 31, 2013	23.73	0.28	3.54	3.82	0.21	2.87	—
Year Ended December 31, 2012	21.67	0.34	2.09	2.43	0.37	—	—
Year Ended December 31, 2011	22.36	0.34	(0.74)	(0.40)	0.29	—	—
Year Ended December 31, 2010	20.30	0.32	2.06	2.38	0.32	—	0.00[5]
Institutional Class
Period Ended June 30, 2015 (Unaudited)	$23.97	$ 0.17	$(0.06)	$ 0.11	$0.18	$0.17	$—
Year Ended December 31, 2014	24.73	0.29	1.74	2.03	0.29	2.50	—
Year Ended December 31, 2013	23.94	0.35	3.58	3.93	0.27	2.87	—
Year Ended December 31, 2012	21.86	0.41	2.10	2.51	0.43	—	—
Year Ended December 31, 2011	22.56	0.40	(0.75)	(0.35)	0.35	—	—
Year Ended December 31, 2010	20.47	0.37	2.09	2.46	0.37	—	0.00[5]
Class R
Period Ended June 30, 2015 (Unaudited)	$23.84	$0.11	$(0.06)	$0.05	$0.12	$0.17	$—
Year Ended December 31, 2014	24.62	0.17	1.72	1.89	0.17	2.50	—
Year Ended December 31, 2013	23.86	0.22	3.56	3.78	0.15	2.87	—
Year Ended December 31, 2012	21.79	0.29	2.10	2.39	0.32	—	—
Year Ended December 31, 2011	22.49	0.29	(0.76)	(0.47)	0.23	—	—
Year Ended December 31, 2010	20.42	0.28	2.07	2.35	0.28	—	0.00[5]

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015

	Distributions to shareholders				Ratios to average net assets[3]
	Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total excluding reimbursements and waivers	Portfolio Turnover[4]
Balanced Fund
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$0.32	$23.46	0.33%	$1,665,204	0.89%	1.15%	0.90%	34%
Year Ended December 31, 2014	2.72	23.70	8.00%	1,740,414	0.91%	0.91%	0.92%	52%
Year Ended December 31, 2013	3.08	24.47	16.34%	1,771,519	0.91%	1.12%	0.92%	62%
Year Ended December 31, 2012	0.37	23.73	11.28%	1,685,217	0.94%	1.50%	0.94%	31%
Year Ended December 31, 2011	0.29	21.67	(1.83%)	1,669,361	0.95%	1.51%	0.95%	38%
Year Ended December 31, 2010	0.32	22.36	11.83%	1,872,287	0.96%	1.55%	0.96%	36%
Institutional Class
Period Ended June 30, 2015 (Unaudited)	$0.35	$23.73	0.44%	$277,514	0.64%	1.43%	0.65%	34%
Year Ended December 31, 2014	2.79	23.97	8.21%	248,979	0.66%	1.16%	0.67%	52%
Year Ended December 31, 2013	3.14	24.73	16.70%	225,325	0.66%	1.37%	0.67%	62%
Year Ended December 31, 2012	0.43	23.94	11.56%	142,848	0.69%	1.75%	0.69%	31%
Year Ended December 31, 2011	0.35	21.86	(1.61%)	116,204	0.70%	1.77%	0.70%	38%
Year Ended December 31, 2010	0.37	22.56	12.16%	110,437	0.71%	1.81%	0.71%	36%
Class R
Period Ended June 30, 2015 (Unaudited)	$ 0.29	$23.60	0.22%	$6,102	1.14%	0.92%	1.15%	34%
Year Ended December 31, 2014	2.67	23.84	7.68%	5,328	1.16%	0.66%	1.17%	52%
Year Ended December 31, 2013	3.02	24.62	16.09%	4,548	1.16%	0.86%	1.17%	62%
Year Ended December 31, 2012	0.32	23.86	11.02%	3,341	1.19%	1.25%	1.19%	31%
Year Ended December 31, 2011	0.23	21.79	(2.09%)	2,791	1.20%	1.27%	1.20%	38%
Year Ended December 31, 2010	0.28	22.49	11.58%	2,629	1.21%	1.36%	1.21%	36%

[4]	Not annualized
[5]	Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital
Growth Fund
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$18.26	$0.01	$0.49	$0.50	$0.02	$0.23	$—
Year Ended December 31, 2014	17.08	0.12	1.87	1.99	0.11	0.70	—
Year Ended December 31, 2013	13.50	0.03	3.96	3.99	0.04	0.37	—
Year Ended December 31, 2012	11.96	0.05	1.51	1.56	0.02	—	—
Year Ended December 31, 2011	12.21	—	(0.25)	(0.25)	—	—	—
Year Ended December 31, 2010	9.99	(0.03)	2.25	2.22	—	—	—
Class A
Period Ended June 30, 2015 (Unaudited)	$18.23	$0.01	$0.50	$0.51	$0.03	$0.23	$—
Year Ended December 31, 2014	17.06	0.08	1.91	1.99	0.12	0.70	—
Period Ended December 31, 2013[6]	14.39	—	3.09	3.09	0.05	0.37	—
Institutional Class
Period Ended June 30, 2015 (Unaudited)	$18.66	$0.04	$0.50	$0.54	$0.04	$0.23	$—
Year Ended December 31, 2014	17.44	0.16	1.91	2.07	0.15	0.70	—
Year Ended December 31, 2013	13.76	0.07	4.03	4.10	0.05	0.37	—
Year Ended December 31, 2012	12.19	0.08	1.56	1.64	0.07	—	—
Year Ended December 31, 2011	12.41	0.04	(0.26)	(0.22)	—	—	—
Year Ended December 31, 2010	10.13	—	2.28	2.28	—	—	—
Class R
Period Ended June 30, 2015 (Unaudited)	$18.18	$(0.01)	$0.50	$0.49	$0.01	$0.23	$—
Year Ended December 31, 2014	17.03	0.08	1.85	1.93	0.08	0.70	—
Year Ended December 31, 2013	13.48	(0.01)[5]	3.95	3.94	0.02	0.37	—
Year Ended December 31, 2012	11.95	0.01	1.52	1.53	—	—	—
Year Ended December 31, 2011	12.24	(0.02)[5]	(0.27)	(0.29)	—	—	—
Year Ended December 31, 2010	10.04	(0.05)	2.25	2.20	—	—	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015

	Distributions to shareholders				Ratios to average net assets[3]
	Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total excluding reimbursements and waivers	Portfolio Turnover[4]
Growth Fund
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$0.25	$18.51	2.69%	$164,825	1.24%	0.15%	1.28%	16%
Year Ended December 31, 2014	0.81	18.26	11.66%	159,794	1.26%	0.69%	1.32%	29%
Year Ended December 31, 2013	0.41	17.08	29,61%	141,698	1.29%	0.18%	1.35%	27%
Year Ended December 31, 2012	0.02	13.50	13.08%	123,870	1.29%	0.36%	1.44%	21%
Year Ended December 31, 2011	—	11.96	(2.05%)	112,042	1.32%	0.04%	1.47%	20%
Year Ended December 31, 2010	—	12.21	22.22%	111,403	1.41%	(0.28%)	1.57%	25%
Class A
Period Ended June 30, 2015 (Unaudited)	$0.26	$18.48	2.73%	$2,919	1.24%	0.15%	1.28%	16%
Year Ended December 31, 2014	0.82	18.23	11.68%	1,729	1.26%	0.47%	1.33%	29%
Period Ended December 31, 2013[6]	0.42	17.06	21.58%	289	1.29%	0.02%	1.35%	27%
Institutional Class
Period Ended June 30, 2015 (Unaudited)	$0.27	$18.93	2.86%	$37,582	0.99%	0.40%	1.03%	16%
Year Ended December 31, 2014	0.85	18.66	11.91%	37,629	1.01%	0.91%	1.07%	29%
Year Ended December 31, 2013	0.42	17.44	29.93%	28,590	1.04%	0.48%	1.10%	27%
Year Ended December 31, 2012	0.07	13.76	13.35%	6,147	1.04%	0.63%	1.19%	21%
Year Ended December 31, 2011	—	12.19	(1.77%)	4,883	1.07%	0.31%	1.22%	20%
Year Ended December 31, 2010	—	12.41	22.51%	3,231	1.16%	(0.04%)	1.32%	25%
Class R
Period Ended June 30, 2015 (Unaudited)	$0.24	$18.43	2.62%	$1,554	1.49%	(0.09%)	1.53%	16%
Year Ended December 31, 2014	0.78	18.18	11.37%	1,016	1.51%	0.47%	1.57%	29%
Year Ended December 31, 2013	0.39	17.03	29.30%	819	1.54%	(0.07%)	1.60%	27%
Year Ended December 31, 2012	—	13.48	12.80%	489	1.54%	0.11%	1.69%	21%
Year Ended December 31, 2011	—	11.95	(2.37%)	421	1.57%	(0.13%)	1.72%	20%
Year Ended December 31, 2010	—	12.24	21.91%	53	1.66%	(0.49%)	1.82%	25%

[4]	Not annualized
[5]

The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

[6]	Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital
Small Cap Fund
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$13.92	$0.02	$0.53	$0.55	$0.01	$0.00[5]	$—
Year Ended December 31, 2014	13.58	0.12	0.83	0.95	0.10	0.51	—
Year Ended December 31, 2013	10.58	0.10	4.43	4.53	0.11	1.42	—
Year Ended December 31, 2012	9.65	0.19	1.09	1.28	0.10	0.25	—
Year Ended December 31, 2011	11.05	0.04	(0.39)	(0.35)	0.09	0.96	—
Year Ended December 31, 2010	9.29	0.08	2.68	2.76	0.07	0.93	—
Class A
Period Ended June 30, 2015 (Unaudited)	$13.90	$0.02	$0.52	$0.54	$0.01	$0.00[5]	$—
Year Ended December 31, 2014	13.56	0.13	0.83	0.96	0.11	0.51	—
Period Ended December 31, 2013[6]	11.83	0.13	3.15	3.28	0.13	1.42	—
Institutional Class
Period Ended June 30, 2015 (Unaudited)	$14.00	$0.04	$0.53	$0.57	$0.02	$0.00[5]	$—
Year Ended December 31, 2014	13.65	0.16	0.83	0.99	0.13	0.51	—
Year Ended December 31, 2013	10.62	0.15	4.44	4.59	0.14	1.42	—
Year Ended December 31, 2012	9.69	0.17	1.13	1.30	0.12	0.25	—
Year Ended December 31, 2011	11.08	0.07	(0.38)	(0.31)	0.12	0.96	—
Year Ended December 31, 2010	9.31	0.15	2.64	2.79	0.09	0.93	—
Class R
Period Ended June 30, 2015 (Unaudited)	$13.81	$0.00	$0.52	$0.52	$—	$0.00[5]	$—
Year Ended December 31, 2014	13.48	0.09	0.82	0.91	0.07	0.51	—
Year Ended December 31, 2013	10.52	0.08	4.39	4.47	0.09	1.42	—
Year Ended December 31, 2012	9.61	0.21	1.03	1.24	0.08	0.25	—
Year Ended December 31, 2011	10.99	0.02	(0.39)	(0.37)	0.05	0.96	—
Year Ended December 31, 2010	9.26	0.16	2.57	2.73	0.07	0.93	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015

	Distributions to shareholders				Ratios to average net assets[3]
	Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total excluding reimbursements and waivers	Portfolio Turnover[4]
Small Cap Fund
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$0.01	$14.46	3.98%	$212,286	1.22%	0.35%	1.23%	25%
Year Ended December 31, 2014	0.61	13.92	7.06%	103,508	1.24%	0.88%	1.37%	167%
Year Ended December 31, 2013	1.53	13.58	43.24%	45,890	1.24%	0.75%	1.66%	162%
Year Ended December 31, 2012	0.35	10.58	13.55%	15,447	1.24%	1.89%	2.20%	166%
Year Ended December 31, 2011	1.05	9.65	(3.50%)	13,290	1.24%	0.40%	2.71%	161%
Year Ended December 31, 2010	1.00	11.05	30.17%	9,192	1.24%	0.80%	4.47%	179%
Class A
Period Ended June 30, 2015 (Unaudited)	$0.01	$14.43	3.91%	$29,747	1.22%	0.32%	1.23%	25%
Year Ended December 31, 2014	0.62	13.90	7.10%	19,698	1.24%	0.91%	1.37%	167%
Period Ended December 31, 2013[6]	1.55	13.56	28.10%	3,151	1.24%	1.36%	1.66%	162%
Institutional Class
Period Ended June 30, 2015 (Unaudited)	$0.02	$14.55	4.12%	$191,437	0.97%	0.60%	0.98%	25%
Year Ended December 31, 2014	0.64	14.00	7.31%	77,469	0.99%	1.14%	1.11%	167%
Year Ended December 31, 2013	1.56	13.65	43.64%	8,507	0.99%	1.10%	1.41%	162%
Year Ended December 31, 2012	0.37	10.62	13.75%	442	0.99%	1.69%	1.95%	166%
Year Ended December 31, 2011	1.08	9.69	(3.17%)	627	0.99%	0.67%	2.46%	161%
Year Ended December 31, 2010	1.02	11.08	30.44%	283	0.99%	1.41%	4.22%	179%
Class R
Period Ended June 30, 2015 (Unaudited)	$0.00[5]	$14.33	3.79%	$1,492	1.47%	0.01%	1.48%	25%
Year Ended December 31, 2014	0.58	13.81	6.79%	1,384	1.49%	0.63%	1.62%	167%
Year Ended December 31, 2013	1.51	13.48	42.90%	621	1.49%	0.58%	1.91%	162%
Year Ended December 31, 2012	0.33	10.52	13.24%	111	1.49%	2.12%	2.45%	166%
Year Ended December 31, 2011	1.01	9.61	(3.74%)	46	1.49%	0.15%	2.96%	161%
Year Ended December 31, 2010	1.00	10.99	29.94%	15	1.49%	1.62%	4.72%	179%

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	Rounds to less than $0.01
[6]	Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital
High Yield Bond Fund
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$7.03	$0.20	$(0.11)	$0.09	$0.20	$—	$—
Year Ended December 31, 2014	7.57	0.44	(0.53)	(0.09)	0.44	0.01	—
Year Ended December 31, 2013	7.53	0.46	0.07	0.53	0.48	0.01	—
Year Ended December 31, 2012	7.20	0.53	0.40	0.93	0.53	0.07	—
Year Ended December 31, 2011	7.74	0.57	(0.41)	0.16	0.58	0.12	—
Year Ended December 31, 2010	7.74	0.66	0.10	0.76	0.65	0.11	—
Class A
Period Ended June 30, 2015 (Unaudited)	$7.04	$0.20	$(0.11)	$0.09	$0.20	$—	$—
Year Ended December 31, 2014	7.57	0.43	(0.51)	(0.08)	0.44	0.01	—
Period Ended December 31, 2013[5]	7.67	0.29	(0.08)	0.21	0.30	0.01	—
Institutional Class
Period Ended June 30, 2015 (Unaudited)	$7.01	$0.21	$(0.11)	$0.10	$0.21	$—	$—
Year Ended December 31, 2014	7.54	0.46	(0.52)	(0.06)	0.46	0.01	—
Year Ended December 31, 2013	7.50	0.47	0.05	0.52	0.47	0.01	—
Year Ended December 31, 2012	7.17	0.55	0.40	0.95	0.55	0.07	—
Year Ended December 31, 2011	7.72	0.59	(0.43)	0.16	0.59	0.12	—
Year Ended December 31, 2010	7.70	0.67	0.13	0.80	0.67	0.11	—
Class R
Period Ended June 30, 2015 (Unaudited)	$7.03	$0.19	$(0.11)	$0.08	$0.19	$—	$—
Year Ended December 31, 2014	7.57	0.42	(0.53)	(0.11)	0.42	0.01	—
Year Ended December 31, 2013	7.53	0.44	0.05	0.49	0.44	0.01	—
Year Ended December 31, 2012	7.19	0.52	0.41	0.93	0.52	0.07	—
Year Ended December 31, 2011	7.72	0.55	(0.40)	0.15	0.56	0.12	—
Year Ended December 31, 2010	7.71	0.63	0.12	0.75	0.63	0.11	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015

	Distributions to shareholders				Ratios to average net assets[3]
	Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total excluding reimbursements and waivers	Portfolio Turnover[4]
High Yield Bond Fund
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$0.20	$6.92	1.26%	$316,021	0.96%	5.70%	0.96%	51%
Year Ended December 31, 2014	0.45	7.03	(1.41%)[6]	351,180	0.98%	5.81%	0.98%	74%
Year Ended December 31, 2013	0.49	7.57	6.91%	472,484	0.96%	6.05%	0.96%	58%
Year Ended December 31, 2012	0.60	7.53	13.41%	346,071	0.98%	7.20%	0.98%	73%
Year Ended December 31, 2011	0.70	7.20	2.00%	295,597	0.97%	7.54%	0.97%	49%
Year Ended December 31, 2010	0.76	7.74	10.35%	296,349	0.99%	8.45%	0.99%	70%
Class A
Period Ended June 30, 2015 (Unaudited)	$0.20	$6.93	1.25%	$4,471	0.96%	5.70%	0.96%	51%
Year Ended December 31, 2014	0.45	7.04	(1.27%)[6]	3,061	0.98%	5.80%	0.98%	74%
Period Ended December 31, 2013[5]	0.31	7.57	2.78%	786	0.96%	5.87%	0.96%	58%
Institutional Class
Period Ended June 30, 2015 (Unaudited)	$0.21	$6.90	1.37%	$188,761	0.71%	5.94%	0.71%	51%
Year Ended December 31, 2014	0.47	7.01	(1.05%)[6]	201,435	0.73%	6.07%	0.73%	74%
Year Ended December 31, 2013	0.48	7.54	7.18%	187,522	0.71%	6.32%	0.71%	58%
Year Ended December 31, 2012	0.62	7.50	13.72%	135,382	0.73%	7.46%	0.73%	73%
Year Ended December 31, 2011	0.71	7.17	2.10%	146,810	0.72%	7.78%	0.72%	49%
Year Ended December 31, 2010	0.78	7.72	10.92%	119,258	0.74%	8.70%	0.74%	70%
Class R
Period Ended June 30, 2015 (Unaudited)	$0.19	$6.92	1.13%	$ 837	1.21%	5.44%	1.21%	51%
Year Ended December 31, 2014	0.43	7.03	(1.64%)[6]	1,115	1.23%	5.56%	1.23%	74%
Year Ended December 31, 2013	0.45	7.57	6.63%	694	1.21%	5.82%	1.21%	58%
Year Ended December 31, 2012	0.59	7.53	13.29%	882	1.23%	6.96%	1.23%	73%
Year Ended December 31, 2011	0.68	7.19	1.87%	452	1.22%	7.30%	1.22%	49%
Year Ended December 31, 2010	0.74	7.72	10.23%	214	1.24%	8.21%	1.24%	70%

[4]	Not annualized
[5]	Per share data is reflected from class inception date of May 1, 2013.
[6]

In 2014, the Adviser reimbursed the Fund $90,278 for a loss incurred due to a trading error. Before the reimbursement, the difference in the total return for the year would have been less than 0.005% for each class of shares.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital
Global Environmental Markets Fund
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$12.25	$0.05	$0.65	$0.70	0.04	$0.01	$—
Year Ended December 31, 2014	12.80	0.07	(0.42)	(0.35)	0.12	0.08	—
Year Ended December 31, 2013	9.88	0.07	3.07	3.14	0.20	0.02	—
Year Ended December 31, 2012	8.42	0.06	1.55	1.61	0.15	—	—
Year Ended December 31, 2011	9.63	0.04	(1.04)	(1.00)	—	0.21	—
Year Ended December 31, 2010	8.69	0.01	0.96	0.97	0.03	—	—
Class A
Period Ended June 30, 2015 (Unaudited)	$12.23	$0.05	$0.65	$0.70	$0.04	$0.01	$—
Year Ended December 31, 2014	12.78	0.04	(0.38)	(0.34)	0.13	0.08	—
Period Ended December 31, 2013[5]	10.75	(0.02)	2.29	2.27	0.22	0.02	—
Institutional Class
Period Ended June 30, 2015 (Unaudited)	$12.31	$0.07	$0.65	$0.72	$0.05	$0.01	$—
Year Ended December 31, 2014	12.86	0.08	(0.40)	(0.32)	0.15	0.08	—
Year Ended December 31, 2013	9.92	0.09	3.10	3.19	0.23	0.02	—
Year Ended December 31, 2012	8.46	0.08	1.56	1.64	0.18	—	—
Year Ended December 31, 2011	9.64	0.07	(1.04)	(0.97)	—	0.21	—
Year Ended December 31, 2010	8.69	0.03	0.97	1.00	0.05	—	—
Class R
Period Ended June 30, 2015 (Unaudited)	$12.16	$0.03	$0.65	$0.68	$0.02	$0.01	$—
Year Ended December 31, 2014	12.71	0.04	(0.42)	(0.38)	0.09	0.08	—
Year Ended December 31, 2013	9.81	0.05	3.05	3.10	0.18	0.02	—
Year Ended December 31, 2012	8.37	0.04	1.54	1.58	0.14	—	—
Year Ended December 31, 2011	9.60	0.02	(1.04)	(1.02)	—	0.21	—
Year Ended December 31, 2010	8.66	(0.02)[6]	0.97	0.95	0.01	—	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015

	Distributions to shareholders				Ratios to average net assets[3]
	Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total excluding reimbursements and waivers	Portfolio Turnover[4]
Global Environmental Markets Fund
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$0.05	$12.90	5.66%	$106,259	1.40%	0.75%	1.41%	10%
Year Ended December 31, 2014	0.20	12.25	(2.78%)	96,255	1.40%	0.56%	1.46%	27%
Year Ended December 31, 2013	0.22	12.80	32.01%	94,214	1.40%	0.65%	1.54%	20%
Year Ended December 31, 2012	0.15	9.88	19.27%	46,392	1.40%	0.64%	1.81%	46%
Year Ended December 31, 2011	0.21	8.42	(10.39%)	33,444	1.40%	0.44%	1.99%	79%
Year Ended December 31, 2010	0.03	9.63	11.20%	28,210	1.40%	0.09%	2.38%	62%
Class A
Period Ended June 30, 2015 (Unaudited)	$0.05	$12.88	5.68%	$12,951	1.40%	0.80%	1.41%	10%
Year Ended December 31, 2014	0.21	12.23	(2.73%)	9,763	1.40%	0.31%	1.46%	27%
Period Ended December 31, 2013[5]	0.24	12.78	21.32%	2,188	1.40%	(0.23%)	1.54%	20%
Institutional Class
Period Ended June 30, 2015 (Unaudited)	$0.06	$12.97	5.83%	$121,088	1.15%	1.05%	1.16%	10%
Year Ended December 31, 2014	0.23	12.31	(2.53%)	87,605	1.15%	0.63%	1.21%	27%
Year Ended December 31, 2013	0.25	12.86	32.37%	42,898	1.15%	0.78%	1.29%	20%
Year Ended December 31, 2012	0.18	9.92	19.47%	10,644	1.15%	0.90%	1.56%	46%
Year Ended December 31, 2011	0.21	8.46	(10.07%)	2,511	1.15%	0.73%	1.74%	79%
Year Ended December 31, 2010	0.05	9.64	11.56%	1,767	1.15%	0.32%	2.13%	62%
Class R
Period Ended June 30, 2015 (Unaudited)	$0.03	$12.81	5.59%	$2,543	1.65%	0.48%	1.66%	10%
Year Ended December 31, 2014	0.17	12.16	(3.04%)	2,501	1.65%	0.30%	1.71%	27%
Year Ended December 31, 2013	0.20	12.71	31.72%	2,476	1.65%	0.42%	1.79%	20%
Year Ended December 31, 2012	0.14	9.81	18.95%	1,545	1.65%	0.42%	2.06%	46%
Year Ended December 31, 2011	0.21	8.37	(10.63%)	658	1.65%	0.18%	2.24%	79%
Year Ended December 31, 2010	0.01	9.60	11.01%	653	1.65%	(0.18%)	2.63%	62%

[4]	Not annualized
[5]	Per share data is reflected from class inception date of May 1, 2013.
[6]

The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital
International ESG Index Fund
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$8.19	$0.14	$0.42	$0.56	$0.11	$0.00[8]	$—
Period Ended December 31, 2014[5]	8.84	0.20	(0.70)	(0.50)	0.11	0.04	—
Institutional Class[6]
Period Ended June 30, 2015 (Unaudited)	$8.05	$0.15	$0.41	$0.56	$0.12	$0.00[8]	$—
Year Ended December 31, 2014	8.84	0.34	(0.80)	(0.46)	0.29	0.04	—
Year Ended December 31, 2013	7.23	0.19	1.51	1.70	0.17	—	—
Year Ended December 31, 2012	6.36	0.22	0.76	0.98	0.19	—	—
Period Ended December 31, 2011[7]	7.57	0.19	(1.30)	(1.11)	0.17	—	—
Class R
Period Ended June 30, 2015 (Unaudited)	$8.13	$0.12	$0.43	$0.55	$0.10	$0.00[8]	$—
Period Ended December 31, 2014[5]	8.80	0.16	(0.67)	(0.51)	0.12	0.04	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized
[5]	Per share data is reflected from class inception date of March 31, 2014.
[6]

Pax MSCI International ESG Index Fund acquired the assets of Pax World International Fund, a series of Pax World Funds Series Trust I, and the assets of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, on March 31, 2014 (the “Reorganizations”). Pax MSCI EAFE ESG Index ETF (the “Predecessor Fund”) is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, performance information shown for periods prior to the Reorganization is that of the Predecessor Fund. Per share data shown for periods prior to the Reorganization has been restated to reflect the share conversion that occurred upon completion of the Reorganizations.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015

	Distributions to shareholders					Ratios to average net assets[3]
	Total distributions	Equalization Credits and Charges	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total excluding reimbursements and waivers	Portfolio Turnover[4]
International ESG Index Fund
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$0.11	$—	$8.64	6.75%	$61,046	0.80%	3.16%	0.80%	70%[9]
Period Ended December 31, 2014[5]	0.15	—	8.19	(5.75%)	37,603	0.80%	2.27%	0.80%	36%[10]
Institutional Class[6]
Period Ended June 30, 2015 (Unaudited)	$0.12	$—	$8.49	6.85%	$271,971	0.55%	3.61%	0.55%	70%[9]
Year Ended December 31, 2014	0.33	—	8.05	(5.49%)	89,098	0.55%	3.91%	0.55%	36%[10]
Year Ended December 31, 2013	0.17	0.08	8.84	24.96%	58,549	0.55%	2.34%	0.55%	12%
Year Ended December 31, 2012	0.19	0.08	7.23	16.98%	13,162	0.55%	3.21%	0.55%	8%
Period Ended December 31, 2011[7]	0.17	0.07	6.36	(14.04%)	4,207	0.55%	2.91%	0.55%	11%
Class R
Period Ended June 30, 2015 (Unaudited)	$0.10	$—	$8.58	6.67%	$875	1.05%	2.75%	1.05%	70%[9]
Period Ended December 31, 2014[5]	0.16	—	8.13	(5.96%)	803	1.05%	1.86%	1.05%	36%[10]

[7]	Per share data is reflected from class inception date of January 27, 2011.
[8]	Rounds to less than $0.01.
[9]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the International ESG Index Fund utilizes one or more exchange-traded funds (ETFs) that have an investment objective that tracks the Fund’s broad- based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 6% for the period from January 1, 2015 to June 30, 2015.

[10]	For purposes of calculating turnover ratio for the International ESG Index Fund, transactions related to the Reorganization have been excluded.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital
Global Women’s Index Fund5
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$20.43	$0.23	$(0.09)	$0.14	$0.21	$0.13	$—
Year Ended December 31, 2014	21.78	0.47	0.84	1.31	0.45	2.21	—
Year Ended December 31, 2013	17.67	0.23	4.07	4.30	0.19	—	—
Year Ended December 31, 2012	15.90	0.23	1.76	1.99	0.22	—	—
Year Ended December 31, 2011	17.58	0.21	(1.71)	(1.50)	0.18	—	—
Year Ended December 31, 2010	15.99	0.10	1.58	1.68	0.09	—	—
Institutional Class
Period Ended June 30, 2015 (Unaudited)	$20.52	$0.26	$(0.09)	$0.17	$0.24	$0.13	$—
Year Ended December 31, 2014	21.86	0.39	0.99	1.38	0.51	2.21	—
Year Ended December 31, 2013	17.71	0.29	4.08	4.37	0.22	—	—
Year Ended December 31, 2012	15.94	0.27	1.77	2.04	0.27	—	—
Year Ended December 31, 2011	17.62	0.25	(1.71)	(1.46)	0.22	—	—
Year Ended December 31, 2010	16.03	0.14	1.58	1.72	0.13	—	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015

	Distributions to shareholders				Ratios to average net assets[3]
	Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total excluding reimbursements and waivers	Portfolio Turnover[4]
Global Women’s Index Fund5
Individual Investor Class
Period Ended June 30, 2015 (Unaudited)	$0.34	$20.23	0.65%	$62,809	0.99%	2.20%	0.99%	19%[6]
Year Ended December 31, 2014	2.66	20.43	5.95%	55,548	1.09%	2.13%	1.22%	134%
Year Ended December 31, 2013	0.19	21.78	24.56%	44,461	1.24%	1.17%	1.59%	28%
Year Ended December 31, 2012	0.22	17.67	12.67%	33,988	1.24%	1.37%	1.69%	35%
Year Ended December 31, 2011	0.18	15.90	(8.60%)	33,034	1.24%	1.20%	1.68%	114%
Year Ended December 31, 2010	0.09	17.58	10.54%	35,147	1.24%	0.63%	1.90%	116%
Institutional Class
Period Ended June 30, 2015 (Unaudited)	$0.37	$20.32	0.76%	$16,831	0.74%	2.48%	0.74%	19%[6]
Year Ended December 31, 2014	2.72	20.52	6.21%	13,146	0.78%	1.73%	0.84%	134%
Year Ended December 31, 2013	0.22	21.86	24.88%	1,914	0.99%	1.51%	1.34%	28%
Year Ended December 31, 2012	0.27	17.71	12.92%	1,295	0.99%	1.56%	1.44%	35%
Year Ended December 31, 2011	0.22	15.94	(8.35%)	2,719	0.99%	1.47%	1.43%	114%
Year Ended December 31, 2010	0.13	17.62	10.78%	2,495	0.99%	0.86%	1.65%	116%

[5]

Effective June 4, 2014, the Global Women’s Index Fund acquired the assets of the Pax World Global Women’s Equality Fund, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for periods prior to June 4, 2014 is that of the Predecessor Fund.

[6]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Index Fund utilizes one or more exchange-traded funds (ETFs), the combination of which is intended to track the Fund’s broad- based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 2% for the period from January 1, 2015 to June 30, 2015.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2015
Notes to Financial Statements (Unaudited)

Pax World Funds Series Trust I and Pax World Funds Series Trust III

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (“Trust I”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of June 30, 2015, Trust I offered ten investment funds.

Pax World Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Pax Ellevate Global Women’s Index Fund (the ”Global Women’s Index Fund”) is a diversified series of Trust III.

These financial statements relate only to the Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), Pax World Small Cap Fund (the “Small Cap Fund”), Pax World High Yield Bond Fund (the “High Yield Bond Fund”), Pax World Global Environmental Markets Fund (the “Global Environmental Markets Fund”), PAX MSCI International ESG Index Fund (the “International Index Fund”), and the Global Women’s Index Fund, (each a “Fund”, collectively, the “Funds”).

The Global Women’s Index Fund offers two classes of shares—Individual Investor Class shares and Institutional Class shares. The Balanced Fund and International Index Fund each offer three classes of shares—Individual Investor Class shares, Institutional Class shares and Class R shares. The Growth Fund, Small Cap Fund, High Yield Bond Fund and Global Environmental Markets Fund each offer four classes of shares—Individual Investor Class shares, Class A shares, Institutional Class shares and Class R shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Pax World Funds pursue a sustainable investing approach—investing in forward-thinking companies with more sustainable business models. We identify those companies by combining rigorous financial analysis with equally rigorous sustainability or environmental, social and governance (ESG) analysis. The result, we believe, is an increased level of scrutiny that helps us identify better-managed companies that are

June 30, 2015

leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term. By investing in those companies, we intend for our shareholders to benefit from their vision and their success.

Each of the actively managed Funds—that is, those Funds other than the International Index Fund and the Global Women’s Index Fund—avoids investing in issuers that we determine are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices. With respect to the International Index Fund and the Global Women’s Index Fund, any investments in securities not included in a Fund’s respective index will be evaluated by the Adviser for satisfaction of Pax World’s ESG criteria. See “MSCI Index Sustainability/ESG Criteria” in the prospectus for MSCI ESG Research criteria applicable to the International Index Fund’s and Global Women’s Index Fund’s investments in securities included in such Funds’ respective indexes.

The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60%-75% of its assets in equity securities (such as common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 25%-40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities).

The Growth Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Growth Fund’s portfolio manager believes will have above-average growth prospects.

The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks and securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard &

June 30, 2015
Notes to Financial Statements (Unaudited), continued

Poor’s Ratings Group or below Baa3 by Moody’s Investors Service and other fixed income securities that are determined by the High Yield Bond Fund’s investment adviser to be of comparable quality (commonly referred to as “junk bonds”).

The Global Environmental Markets Fund’s investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. Under normal market conditions the Fund will primarily invest in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world including at least 40% of its net assets in the securities of non-U.S. issuers.

The International Index Fund’s investment objective is to seek investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities, or a representative sampling of the component securities, of the MSCI EAFE ESG Index.

The Global Women’s Index Fund’s investment objective is to seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Pax Global Women’s Leadership Index (the “Women’s Index”), while maintaining risk characteristics that the Adviser believes are generally similar to those of the Women’s Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities, or an enhanced, optimized or representative sampling of the component securities, of the Women’s Index, including at least 40% of its net assets in the securities of non-U.S. issuers.

Under the Trusts’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. Additionally, in the normal course of business, the Trusts enter into contracts with service providers that contain general indemnification clauses. The Trusts’ maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trusts that have not yet occurred. However, based on experience, the Trusts expect this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets

June 30, 2015

and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds apply Investment Company accounting and reporting guidance.

Valuation of Investments For purposes of calculating the net asset value (“NAV”), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange (“NYSE”) on each day (a “Business Day”) that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Boards of Trustees (so called “evaluated pricing”). The Boards have delegated to the Advisers’ Best Execution and Valuation Committee the day-to-day responsibility for making evaluated pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Advisers, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board

June 30, 2015
Notes to Financial Statements (Unaudited), continued

at each quarterly meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Boards.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds’ net asset value is determined; and changes in overall market conditions. At June 30, 2015, five securities were fair valued in good faith pursuant to policies and procedures approved by the Boards of Trustees. The Balanced Fund held two securities fair valued at $755,917 representing 0.04% of the Fund’s net asset value, the High Yield Bond Fund held two securities fair valued at $0, representing 0.00% of the Fund’s net asset value, and the Global Women’s Index Fund held one security fair valued at $19,600, representing 0.02% of the Fund’s net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market’s exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

June 30, 2015

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 –	quoted prices in active markets for identical investments

● Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks , preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

June 30, 2015
Notes to Financial Statements (Unaudited), continued

Affiliated and Unaffiliated Investment Companies Investments in mutual funds are valued at the Funds’ closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

Option Contracts Options on equity securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service, and are generally categorized as Level 1 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2015:

	Level 1	Level 2	Level 3	Totals
Balanced
Common Stocks	$1,178,774,213	$—	$—	$1,178,774,213
Affiliated Investment Companies	130,325,483	—	—	130,325,483
Community Investment Notes	—	3,000,000	755,917	3,755,917
Corporate Bonds	—	206,735,763	—	206,735,763
U.S. Govt Agency Bonds	—	83,302,144	—	83,302,144
Government Bonds	—	5,525,895	—	5,525,895
Municipal Bonds	—	40,706,781	—	40,706,781
U.S. Treasury Notes	—	138,071,317	—	138,071,317
Mortgage-Backed Securities	—	147,215,937	—	147,215,937
Cash Equivalents	9,996,447	8,891,000	—	18,887,447
Total	$1,319,096,143	$633,448,837	$755,917	$1,953,300,897
Growth
Common Stocks	$199,784,698	$—	$—	199,784,698
Cash Equivalents	6,067,904	7,343,000	—	13,410,904
Total	$205,852,602	$7,343,000	$—	$213,195,602
Small Cap
Common Stocks	$415,585,262	$—	$—	415,585,262
Cash Equivalents	8,954,253	26,021,000	—	34,975,253
Total	$424,539,515	$26,021,000	$—	$450,560,515
High Yield Bond
Common Stocks	$8,119,041	$—	$0	$8,119,041
Preferred Stocks	12,277,748	—	0	12,277,748
Corporate Bonds	—	438,033,521	—	438,033,521
U.S. Govt Agency Bonds	—	7,773,128	—	7,773,128
Loans	—	34,300,535	—	34,300,535
Cash Equivalents	34,635,950	6,832,539	—	41,468,489
Total	$55,032,739	$486,939,723	$0	$541,972,462

June 30, 2015

	Level 1	Level 2	Level 3	Totals
Global Environmental Markets
Common Stocks	$118,118,333	$118,392,052	$—	$236,510,385
Total	$118,118,333	$118,392,052	$—	$236,510,385
International Index
Common Stocks	$2,677,852	$327,552,370	$—	$330,230,222
Rights	34,992	—	—	34,992
Exchange Traded Funds	1,528,839	—	—	1,528,839
Cash Equivalents	—	417,000	—	417,000
Total	$4,241,683	$327,969,370	$—	$332,211,053
Global Women’s Index
Common Stocks	$50,710,410	$28,657,520	$19,600	$79,387,530
Preferred Stocks	—	—	—	—
Exchange Traded Funds	—	—	—	—
Cash Equivalents	287,068	—	—	287,068
Total	$50,997,478	$28,657,520	$19,600	$79,674,598

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	High Yield Bond	International Index	Global Women’s Index
Stocks
Balance as of December 31, 2014	$0	$19,877	$—
Realized gain (loss)	—	(343,087)	—
Change in unrealized appreciation (depreciation)	—	357,935	—
Purchases/Received in Exchange	—	—	—
Sales	—	—	—
Transfers into Level 3	—	—	19,600
Transfers out of Level 3	—	(34,725)	—
Balance as of June 30, 2015	$0	$—	$19,600

Balanced
Bonds and Notes
Balance as of December 31, 2014	$756,253
Realized gain (loss)	—
Amortization of premium	—
Change in unrealized appreciation (depreciation)	(336)
Purchases	—
Sales/Delivered in Exchange	—
Transfers in to and/or out of Level 3	—
Balance as of June 30, 2015	$755,917

Transfers from Level 2 to Level 3 resulted from an insufficient level of observable market data available for a security as of the period ended June 30, 2015. Transfers from Level 3 to Level 1 resulted from the availability of current market data provided by the Fund’s primary pricing service, which utilizes observable inputs, as of the period ended June 30, 2015.

June 30, 2015
Notes to Financial Statements (Unaudited), continued

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. During the period, Level 1 to Level 2 transfers were: $823,792 for the International Index Fund and $161,427 for the Global Women’s Index Fund; and Level 2 to Level 1 transfers were: 2,155,018 for the Global Environmental Markets Fund, $1,794,654 for the International Index Fund, and $240,877 for the Global Women’s Index Fund. All such transfers were due to utilization of the pricing vendor’s fair value pricing of foreign securities.

Significant unobservable inputs were used by three Funds for Level 3 fair value measurements. The Balanced Fund held positions in Community Investment notes which were valued based on quarterly financial statements adjusted for any changes in credit quality indicated in such financial statements. The High Yield Bond Fund held equity positions of a private company which were valued based on company financial statements. The Global Women’s Index Fund held a position in an equity security that was halted from trading and was valued at the equivalent value of an affiliated security which continued to trade in a secondary market.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Small Cap Fund, Global Environmental Markets Fund, International Index Fund and Global Women’s Index Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

June 30, 2015

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees’ fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a

June 30, 2015
Notes to Financial Statements (Unaudited), continued

particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Securities Lending Each of the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Boards of Trustees. At June 30, 2015, non-cash collateral consisted of U.S. Treasuries and short-term U.S. Government Agency obligations.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of June 30, 2015, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value	Over Collateralized
Balanced	$9,373,663	$9,577,940	$—	$204,277
Growth	5,956,597	6,067,904	—	111,307
Small Cap	8,698,233	8,954,253	—	256,020
High Yield Bond	37,698,375	34,635,950	3,944,850	882,425
Global Women's Index	275,049	287,068	—	12,019

June 30, 2015

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

Trust I and Trust III have entered into Investment Advisory Contracts (the “Management Contracts”) with Pax World Management LLC and Pax Ellevate Management LLC, respectively (each, the “Adviser”, and collectively, the “Advisers”). Pursuant to the terms of the Management Contracts, the Advisers, subject to the supervision of the Boards of Trustees of the Trusts, are responsible for managing the assets of the Funds in accordance with the Funds’ investment objective, investment programs and policies.

Pursuant to the Management Contracts, the Advisers have contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Advisers also have contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Advisers at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M
Balanced	0.75%	0.50%

Fund	Annual Rate
Growth	0.75%
Small Cap	0.75%
High Yield Bond	0.50%
Global Environmental Markets	0.90%
International Index	0.55%[1]
Global Women's Index	0.74%[1]

[1]

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses. (For this purpose, The Advisers do not consider acquired fund fees and expenses to be operating costs and expenses of the Fund.)

June 30, 2015
Notes to Financial Statements (Unaudited), continued

For the period ended June 30, 2015, the Funds incurred the following advisory fees:

Fund	Amount
Balanced	$4,969,635
Growth	763,548
Small Cap	1,199,082
High Yield Bond	1,370,100
Global Environmental Markets	1,002,823
International Index	641,256
Global Women's Index	278,086

The Adviser has contractually agreed to reimburse the Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

Fund	Individual Investor	Class A	Institutional	Class R
Growth [1]	1.24%	1.24%	0.99%	1.49%
Small Cap [1]	1.24%	1.24%	0.99%	1.49%
Global Environmental Markets [1]	1.40%	1.40%	1.15%	1.65%
International Index [2]	0.80%		0.55%	1.05%
Global Women's Index [2]	0.99%		0.74%

[1]	The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2016.

[2]

Expense caps for index funds represent their respective unified management fees plus distribution and/or service fees payable under a plan pursuant to Rule 12b-1, as applicable to particular classes of shares.

In addition, the Adviser voluntarily waived $165,267 of its management fee from the Balanced Fund related to the Fund’s investment in an affiliate.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Boards of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

During the fiscal year ended December 31, 2014, the Adviser incorrectly oversold its position in a fixed income security in the High Yield Bond Fund. To correct the error, a subsequent purchase was executed, although at a higher price than the original sale price, resulting in a loss of $90,278 to the Fund. The Adviser has reimbursed the Fund for the total amount of the loss.

June 30, 2015

For the period ended June 30, 2015, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Individual Investor	Class A	Institutional	Class R
Growth	$34,181	$467	$7,931	$282
Small Cap	6,614	998	5,335	68
Global Environmental Markets	8,051	884	8,431	194

The Trusts have adopted a plan (“Plan”) pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trusts are also employees of the Adviser.

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended June 30, 2015 were as follows:

	Purchases		Sales
Fund	Investments*	U.S. Gov’t Bonds	Investments*	U.S. Gov’t Bonds
Balanced	$671,680,617	$87,830,090	$688,364,375	$204,442,676
Growth	32,378,744	—	32,038,742	—
Small Cap	289,793,333	—	77,553,924	—
High Yield Bond	265,928,206	—	298,852,734	—
Global Environmental Markets	51,731,244	—	21,041,858	—
International Index	362,170,764	—	162,272,140	—
Global Women's Index	24,550,418	—	14,397,933	—

*	Excluding short-term investments and U.S. Government bonds.

June 30, 2015
Notes to Financial Statements (Unaudited), continued

For federal income tax purposes, the identified cost of investments owned at June 30, 2015 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2015 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Balanced	$1,747,524,306	$235,934,580	$30,157,989	$205,776,581
Growth	147,704,869	66,953,871	1,463,138	65,490,733
Small Cap	439,885,006	26,762,644	16,087,135	10,675,509
High Yield Bond	551,083,415	5,948,855	15,059,808	(9,110,953)
Global Environmental Markets	205,222,295	40,765,973	9,477,883	31,288,090
International Index	329,081,232	16,219,594	13,089,773	3,129,821
Global Women's Index	77,538,485	6,406,201	4,270,088	2,136,113

At June 30, 2015, the Balanced Fund, Growth Fund, Small Cap Fund, Global Environmental Markets Fund, International Index Fund and Global Women’s Index Fund had unrealized foreign currency gains/losses of $2,170; ($658); $27,554; ($1,834); ($12,160) and ($6,359), respectively.

Affiliated Investments The term “affiliated company” includes other investment companies that are managed by a Fund’s Adviser. At June 30, 2015, the Balanced Fund held 15,350,469 shares of the International Index Fund, valued at $130,325,483. During the period, gross additions to the affiliated position were $114,754,493. The Fund received $1,754,493 in income distributions from this affiliated investment during the period. Income distributions from affiliates are included as dividend income on the Statement of Operations. Gross Additions include reinvestment of dividends.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Boards of Trustees. At June 30, 2015, the Balanced Fund held $13,272,671 or 6.81% of net assets and the High Yield Bond Fund held $267,631,299 or 52.47% of net assets in securities exempt from registration under Rule 144A of the Act.

June 30, 2015

At June 30, 2015, the Balanced Fund held $499,990 of illiquid securities representing 0.03% of net assets and the High Yield Bond Fund held $57,212,684 of illiquid securities, representing 11.22% of net assets. The Fund will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

Additional information on illiquid securities held at June 30, 2015, is as follows:

Security	Acquisition Date Range	Cost	Market Value
Balanced Fund
Enterprise Community Impact Note, 1.500%, 12/11/15	12/11/13 - 12/11/13	$500,000	$499,990
High Yield Bond Fund
Alvogen Pharma US, Inc., 1.000%, 04/22/22	04/02/15 - 04/02/15	$2,948,068	$2,977,313
Bank of America Corp., 1.350%, 11/21/16	03/14/14 - 03/14/14	2,003,066	2,000,270
Charlotte Russe, Inc., Term B, 6.750%, 05/21/19	05/21/13 - 01/16/15	9,756,659	9,431,640
FPL Energy National Wind Portfolio LLC, 144A, 6.125%, 03/25/19	02/16/05 - 06/28/05	38,157	38,617
Green Plains Processing LLC, 6.500%, 6/30/20	06/03/14 - 06/09/15	5,445,930	5,515,683
Hercules Tech Growth Capital, Inc. 6.250%	07/09/14 - 07/09/14	6,903,125	6,972,156
Interactive Health, Inc.	03/19/04 - 10/01/13	178,981	0
Interactive Health, Inc., 0.000%	03/19/04 - 10/01/13	357,962	0
Kissner Milling Co., Ltd., 144A, 7.250%, 06/01/19	05/15/14 - 05/16/14	6,067,738	6,135,000
Michael Baker Holdings LLC/Finance Corp., 144A, 8.875%, 04/15/19	04/03/14 - 05/02/14	8,011,265	7,360,000
Lee Enterprises, Inc., 7.250%, 3/31/19	03/21/14 - 11/18/14	191,913	196,219
Nexeo Solutions LLC/Finance Corp., 8.375%, 03/01/18	03/08/11 - 01/11/13	4,980,618	4,650,000
Ormat Funding Corp., 8.250%, 12/30/20	02/06/04 - 01/06/05	393,689	401,009
PRWireless, Inc., 1.000%, 6/29/2020	06/27/14 - 06/27/14	2,920,318	2,836,350
TOMS Shoes LLC, 1.000%, 10/31/2020	10/31/14 - 10/31/14	7,238,400	7,398,976
Vanguard Natural Resources LLC, 7.825%	04/30/14 - 05/15/14	1,427,680	1,299,450

June 30, 2015
Notes to Financial Statements (Unaudited), continued

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

The tax character of distributions paid during 2015 and 2014 was as follows:

	Distributions paid in 2015		Distributions paid in 2014
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Balanced	$12,519,376	$14,322,878	$35,750,109	$175,856,180
Growth	450,346	2,323,181	2,426,398	6,088,009
Small Cap	553,070	28,068	6,550,510	881,910
High Yield Bond	15,864,498	—	39,977,818	667,574
Global Environmental Markets	840,666	125,993	1,431,292	1,754,237
International Index	4,395,058	2,350	3,703,451	61,107
Global Women's Index	844,106	500,762	1,106,628	6,785,629

The RIC Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred post-enactment will be required to be utilized prior to the losses incurred in pre-enactment years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses, rather than being considered as all short-term as under previous law.

During the period from November 1, 2014 through December 31, 2014, the High Yield Bond Fund incurred a late-year capital loss of $13,877,085. This loss is treated for federal income tax purposes as if it had occurred on January 1, 2015.

Uncertain Tax Position Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2010 through 2014). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of

June 30, 2015

Operations. Management has concluded that, as of and during the period ended June 30, 2015, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

NOTE E—Board Approval of Advisory Agreements

Review Process. The 1940 Act requires that the Trustees of Trust I and Trust III (each, a “Trust” and together, the “Trusts”) request and evaluate, and that the Advisers furnish, such information as may reasonably be necessary for the Trustees of the Trusts to evaluate the terms of the relevant Trust’s Management Contracts. Similarly, the 1940 Act requires that the Trustees of Trust I request and evaluate, and that Impax Asset Management Ltd. (“Impax”) furnish, such information as may reasonably be necessary for the Trustees of Trust I to evaluate the terms of the investment subadvisory contract (the “Subadvisory Contract”) among Trust I, PWM and Impax. The Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trusts (the “Independent Trustees”) met in person in March and June of 2015 for the purpose of considering the Management Contracts and the Subadvisory Contract (the “contract review meetings”). In addition, the Trustees of each Trust consider matters bearing on the relevant Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers.

During the course of the contract review meetings, the Trustees met and discussed the Management Contracts and the Subadvisory Contract with representatives of the Advisers and Impax. The Independent Trustees were assisted in their evaluation of the Management Contracts and the Subadvisory Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum regarding the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees’ conclusions were based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees

June 30, 2015
Notes to Financial Statements (Unaudited), continued

evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each applicable Fund. However, they also took into account the common interests of all the Funds in their review.

Nature, Extent and Quality of Services. In considering the Management Contracts and the Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to each Trust by the relevant Adviser and Impax, as applicable. They considered the terms of the relevant Management Contract and the Subadvisory Contract, as applicable, and received and considered information provided by management that described, among other matters:

●	the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services,

●	the investment program used by the Advisers to manage the Funds and by Impax to subadvise the Global Environmental Markets Fund,

●	possible conflicts of interest and fall-out benefits,

●	brokerage practices,

●	the compliance functions of the Advisers, and

●	financial results, assets under management and other information relating to the financial resources of the Advisers.

In addition to considering the Funds’ investment performance (see below), the Trustees of each Trust considered, among other matters, the general oversight of the relevant Trust by its Adviser. They also took into account information concerning the investment philosophies and investment processes used by the Advisers and Impax in managing the Funds as well as their in-house investment and sustainable research capabilities. They also considered various investment resources available to the Advisers, including research services acquired with “soft dollars” available to the Advisers as a result of securities transactions effected for the Funds.

The Trustees considered, among other matters, that each Adviser provides the relevant Trust with office space and personnel, and provides oversight and coordination of the Funds’ third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Advisers’ compliance and operational functions, as well as the resources being devoted by the Advisers to such functions.

June 30, 2015

The Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and the Subadvisory Contract, that the scope of the services provided to each Fund under the relevant Management Contract, and to the Global Environmental Markets Fund by Impax, was consistent with such Fund’s operational requirements; that the Advisers have the capabilities, resources and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature, extent and quality of the services provided by the Advisers to the relevant Trust, and by Impax to the Global Environmental Markets Fund, were sufficient to warrant approval of the Management Contracts and the Subadvisory Contract.

Fund Performance. In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. (“Lipper”) regarding the total return investment performance of each Fund, comparing each such Fund’s investment results with those of other mutual funds within their Lipper peer group over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended March 31, 2015. The Trustees, including the Independent Trustees, considered the extent to which the performance of each Fund might be compared to that of other mutual funds that employ sustainable or socially responsible investing practices, but in light of the limited number of such funds pursuing investment strategies similar to those of the Funds, determined that the broader peer groups identified by Lipper may represent a more appropriate comparison. The Independent Trustees considered, in particular, that the performance of the High Yield Bond and Growth Funds was less favorable than that of their respective Lipper performance universe average for each period. The Independent Trustees considered that the Small Cap Fund had outperformed its Lipper performance universe average for each period. The Independent Trustees considered that the Global Environmental Markets Fund had outperformed its Lipper performance universe average for the 1- and 3-year periods, and had underperformed its performance universe average for the 5-year period. The Independent Trustees considered that the International Index Fund had outperformed its Lipper performance universe average for the 1- and 3-year periods. The Independent Trustees considered that the Balanced Fund had outperformed its Lipper performance universe average for the 1-year period, but had underperformed its performance universe average for all other time periods. The Independent Trustees considered that the performance of the Global Women’s Index Fund was less favorable than that of its Lipper performance universe averages for the 3-, 5- and 10-year periods, but had outperformed its performance universe average for the 1-year period. The Trustees noted that the performance of the Global Women’s Index Fund for periods prior to its inception as a series of Trust

June 30, 2015
Notes to Financial Statements (Unaudited), continued

III was that of the Global Women’s Equality Fund, which had followed a different investment strategy, and therefore may be of less relevance to an evaluation of PEM’s performance in managing the Global Women’s Index Fund.

The Trustees discussed with senior executives of PWM the underperformance of certain Funds, including such executives’ analysis of the causes of such underperformance and steps being taken to address performance issues. The Trustees considered the changes to PWM’s investment approach and portfolio management team for the Balanced Fund over the past year and the positive impact of these changes on performance.

In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive during the year detailed comparative performance information for each Fund including performance relative to one or more selected securities indices or other benchmarks. The Trustees also considered the portfolio turnover rates of each Fund.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and the Subadvisory Contract, that the relevant performance record and process in managing each Fund were sufficient to support approval of the Management Contracts and the Subadvisory Contract.

Fees and Other Expenses. The Trustees, including the Independent Trustees, considered the advisory fees paid by each Fund to the relevant Adviser, and the Trustees of Trust I, including the Independent Trustees, considered subadvisory fees paid to Impax by PWM, as well as each Fund’s distribution and service (Rule 12b-1) fees, “other expenses” and total expenses. In doing so, the Trustees reviewed both information provided by management and information prepared by Lipper regarding the expenses of each Fund relative to those of its Lipper peer group (or, for the Global Environmental Markets Fund, relative to a peer group identified by PWM as emphasizing clean technology investments). The Independent Trustees noted that the total expenses of each Fund other than the High Yield Bond and International Index Funds (after giving effect to the expense reimbursements described below, if applicable) were below the median total expenses of its Lipper peer group, and that the management fees of each Fund other than the International Index and the Global Women’s Index Funds (after giving effect to the expense reimbursements described below, where applicable) were below the median management fees of its Lipper peer group. In connection with their review, the Trustees of Trust I considered PWM’s agreement to:

June 30, 2015

●

reimburse the Small Cap Fund to the extent either such Fund’s total operating expenses (with certain exceptions) exceed a percentage of average daily net assets per annum of each share class as follows: 0.99% for Institutional Class shares, 1.24% for Individual Investor Class shares, 1.24% for Class A shares, and 1.49% for Class R shares through December 31, 2016.

●

reimburse the Global Environmental Markets Fund to the extent either such Fund’s total operating expenses (with certain exceptions) exceed a percentage of the average daily net assets per annum of each share class as follows: 1.15% for Institutional Class shares, 1.40% for Individual Investor Class shares, 1.40% for Class A shares, and 1.65% for Class R shares through December 31, 2016, and

●

reimburse the Growth Fund to the extent such Fund’s total operating expenses (with certain exceptions) exceed a percentage of average daily net assets per annum of each share class as follows: 0.99% for Institutional Class shares, 1.24% for Individual Investor Class shares, 1.24% for Class A shares, and 1.49% for Class R shares through December 31, 2016.

The Independent Trustees noted that, under the Management Contracts with respect to the International Index Fund and the Global Women’s Index Fund, the relevant Adviser was obligated to pay all expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses. (For this purpose, the relevant Adviser does not consider acquired fund fees and expenses to be operating costs and expenses of the relevant Fund.)

The Trustees of each Trust noted that the relevant Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Funds, and considered the differences in the services provided and proposed to be provided to institutional clients and those provided to the Funds, as well as differences in the advisory fees charged and proposed to be charged to such clients and those charged to the Funds. The Trustees observed that the Funds’ advisory fees and total expenses remained generally in line with those of other mutual funds identified by Lipper (or, for the Global Environmental Markets Fund, PWM).

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contracts and the Subadvisory Contract, that the fees and expenses to be charged represented

June 30, 2015
Notes to Financial Statements (Unaudited), continued

reasonable compensation to the Advisers and Impax in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreements described above.

Costs of Services Provided and Profitability. The Trustees of each Trust, including the Independent Trustees, reviewed information regarding the cost of services provided by each Adviser and the estimated profitability of each Adviser’s relationship with the relevant Trust, including a profitability report prepared by management detailing the costs of services provided to each Fund by the relevant Adviser, and the estimated profitability to PWM, for the year ended December 31, 2014, of its advisory relationship with each Fund, and the estimated profitability to PEM of its relationship with the Global Women’s Index Fund for the year ended December 31, 2014. The Trustees recognized that each Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and the Advisers’ capital structure and cost of capital. The Trustees of each Trust concluded that, taking all of the foregoing into account, they were satisfied that the Advisers’ level of profitability from its relationship with the relevant Trust was not excessive. The Trustees of Trust I did not consider the profitability of the Subadvisory Contract to Impax because the structure of the Subadvisory Contract is such that any profits to Impax reduce the profitability of PWM, and the fees payable under the Subadvisory Contract are the product of arm’s-length bargaining between Impax and PWM.

Possible Fall-Out Benefits. The Trustees of Trust I, including the Independent Trustees, considered information regarding the direct and indirect benefits to PWM and Impax from their relationships with Trust I, including reputational and other “fall out” benefits. During the course of the year, the Trustees of Trust I received presentations from PWM about its trading practices and brokerage arrangements, including its policies with respect to research provided in connection with trade execution for the relevant Funds (soft dollar arrangements), and the Trustees of Trust I accepted the representation of PWM that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees of Trust I considered the receipt of these benefits in light of PWM’s profitability, and concluded that such benefits were not excessive.

June 30, 2015

The Trustees of Trust III, including the Independent Trustees, considered information regarding the direct and indirect benefits to PEM from its relationship with Trust III, including reputational and other “fall out” benefits. The Trustees of Trust III considered the receipt of these benefits in light of PEM’s profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which the Advisers and Impax, as applicable, may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Trustees noted that PWM was reimbursing expenses of all of the Funds other than the Balanced and High Yield Bond Funds (and, by virtue of the unified management fees for the International Index and Global Women’s Index Funds, was bearing substantially all of such Funds’ expenses other than 12b-1 fees and the unified management fees). The Trustees noted that all Pax World Funds other than the Balanced and High Yield Bond Funds are small by industry standards, and that it was therefore not necessary to engage in more substantive discussions of possible breakpoints or other fee reductions for such Funds at this time. The Trustees further noted the fee waiver and reimbursement agreements described above. Based on these observations, the Trustees concluded that the Funds’ overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and the relevant Adviser (and, for the Global Environmental Markets Fund, Impax) of any economies of scale or other efficiencies in the management of each Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees of relevant Trust, including the Independent Trustees, unanimously concluded that the continuation of the Management Contracts with respect to each Fund and the continuation of the Subadvisory Contract with respect to the Global Environmental Markets Fund, was in the best interests of the Fund and should be approved.

June 30, 2015
Notes to Financial Statements (Unaudited), continued

NOTE F—Special Meeting of Shareholders

Pax World Global Environmental Markets Fund

A Special Meeting of Shareholders (the “Meeting”) of the Pax World Global Environmental Markets Fund was held at 10:00 a.m. EST on March 27, 2015 at 30 Penhallow Street, Portsmouth, NH 03801. At the Meeting shareholders were asked to consider the following proposal:

1.

To approve a new investment sub-advisory agreement between Pax World Management LLC, the investment adviser to the Fund, and Impax Asset Management Ltd., the investment sub-adviser to the Fund. The new agreement has the same sub-advisory fee as, and otherwise does not materially differ from, the prior sub-advisory agreement with respect to the Fund.

The number of votes cast for or against, as well as the number of abstentions is as follows:

FOR	AGAINST	ABSTAIN	PASSED
7,884,758	74,217	427,690	YES

NOTE G—Proxy Voting

You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.

June 30, 2015

NOTE H—Quarterly Portfolio Holdings Disclosure

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 5:30 p.m. Eastern time or by visiting our website at www.paxworld.com.

June 30, 2015
Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts	Services

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA (8/15).

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Item 2. Code of Ethics.

This disclosure is not required for the Semi-annual report filing.

Item 3. Audit Committee Financial Expert.

This disclosure is not required for the Semi-annual report filing.

Item 4. Principal Accountant Fees and Services.

This disclosure is not required for the Semi-annual report filing.

Item 5. Audit Committee of Listed Registrants.

This disclosure is not applicable to the Registrant.

Item 6. Schedule of Investments.

A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)		Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust III

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	August 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	August 13, 2015

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	August 13, 2015